 As filed with the Securities and Exchange Commission on July 11, 2013

Securities Act File No. 33-20827

Investment Company Act File No. 811-5518

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 154	☒

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 156	☒

THE RBB FUND, INC.

(Exact Name of Registrant as Specified in Charter)

Bellevue Park Corporate Center

103 Bellevue Parkway

Wilmington, DE 19809

(Address of Principal Executive Offices)

Registrant’s Telephone Number: (302) 791-1851

Copies to:

SALVATORE FAIA BNY Mellon Investment Servicing (US) Inc. 103 Bellevue Parkway Wilmington, DE 19809 (Name and Address of Agent for Service)	MICHAEL P. MALLOY, ESQUIRE Drinker Biddle & Reath LLP One Logan Square, Ste. 2000 Philadelphia, PA 19103-6996

It is proposed that this filing will become effective (check appropriate box)

☐                                    immediately upon filing pursuant to paragraph (b)

☒                                  on July 12, 2013 pursuant to paragraph (b)

☐                                    60 days after filing pursuant to paragraph (a)(1)

☐                                    on [date] pursuant to paragraph (a)(1)

☐                                    75 days after filing pursuant to paragraph (a)(2)

☐                                    on [date] pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐                                    This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered                         Shares of Common Stock

Institutional Class

Robeco Investment Funds

of The RBB Fund, Inc.

Prospectus July 12, 2013

Robeco Boston Partners  Global Long/Short Fund – [ticker symbol]

The securities described in this prospectus have been registered with the Securities and Exchange Commission (“SEC”). The SEC, however, has not judged these securities for their investment merit and has not determined the accuracy or adequacy of this prospectus. Anyone who tells you otherwise is committing a criminal offense.

A look at the investment objective, strategies, risks, expenses and financial history of the Robeco Investment Fund offered in this Prospectus.

Details about the service providers for the Robeco Investment Fund offered in this Prospectus.

Policies and instructions for opening, maintaining and closing an account in the Robeco Investment Fund offered in this Prospectus.

SUMMARY SECTION	3

Robeco Boston Partners Global Long/Short Fund	3

ADDITIONAL INFORMATION ABOUT THE FUND
INVESTMENTS AND RISKS	10

MANAGEMENT OF THE FUND	13

Investment Adviser	13
Portfolio Managers	13
Other Service Providers

SHAREHOLDER INFORMATION	15

Pricing of Fund Shares	15
Market Timing	15
Purchase of Fund Shares	16
Redemption of Fund Shares	19
Exchange Privilege	21
Dividends and Distributions	22
Taxes	22
Multi-Class Structure	24

FINANCIAL HIGHLIGHTS

FOR MORE INFORMATION	Back Cover

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SUMMARY SECTION - ROBECO BOSTON PARTNERS GLOBAL LONG/SHORT FUND

Investment Objective

The Fund seeks long-term growth of capital.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund.

Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load)	None
Maximum sales charge (load) imposed on reinvested dividends	None
Redemption fee (as a percentage of amount redeemed on shares held for less than 60 days, if applicable)	1.00%
Exchange fee (as a percentage of amount exchanged on shares held for less than 60 days, if applicable)	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.75%
Distribution and servicing (12b-1) fees	None
Other expenses:
Dividend expense on short sales(1)	0.72%
Interest expense on borrowings	0.55%
Total other expenses(2)	2.67%
Total annual Fund operating expenses	5.69%
Fee waivers and expense reimbursements(3)	(2.17)%
Net expenses	3.52%

(1)         There are additional costs associated with the use of short sales. Short-sale dividends generally reduce the market value of the securities by the amount of the dividend declared; thus increasing the Fund’s unrealized gain or reducing the Fund’s unrealized loss on the securities sold short.

(2)         Estimated for the Fund’s first fiscal year.

(3)         The Fund’s investment adviser, Robeco Investment Management, Inc. (“Robeco”), has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the Total Annual Fund Operating Expenses (other than acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) for the Fund’s Institutional Class shares exceeds 2.25% of the average daily net assets attributable to the Fund’s Institutional Class shares. Because dividend expenses on short sales, acquired fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes are excluded from the expense limitation, Total Annual Fund Operating Expenses (after fee waivers and expense reimbursements) are expected to exceed 2.25%. This contractual limitation is in effect until December 31, 2014 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. If at any time during the first three years the Fund’s Advisory Agreement with Robeco is in effect, the Fund’s Total annual Fund operating expenses for that year are less than 2.25%, Robeco is entitled to reimbursement by the Fund of the advisory fees waived and other payments remitted by Robeco to the Fund during such three-year period.

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Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and Fund operating expenses remain the same. Although your actual costs and returns might be different, based on these assumptions your costs of investing $10,000 in the Fund would be:

	1 Year	3 Years

Institutional Class	$355	$1,501

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total annual Fund operating expenses or in the Example, affect the Fund’s performance.

Summary of Principal Investment Strategies

The Fund invests in long positions in stocks identified by Robeco as undervalued and takes short positions in stocks that Robeco has identified as overvalued. The cash proceeds from short sales will be invested in short-term cash instruments to produce a return on such proceeds just below the federal funds rate. The Fund will invest, both long and short, in securities issued by U.S. and non-U.S. companies of any capitalization size. With a long position, the Fund purchases a stock outright; with a short position, the Fund sells a security that it does not own and must borrow to meet its settlement obligations. The Fund may invest in securities of companies operating for three years or less (“unseasoned issuers”). Robeco will determine the size of each long or short position by analyzing the tradeoff between the attractiveness of each position and its impact on the risk of the overall portfolio. Robeco examines various factors in determining the value characteristics of such issuers including price-to-book value ratios and price-to-earnings ratios. These value characteristics are examined in the context of the issuer’s operating and financial fundamentals, including return on equity, earnings growth and cash flow. Robeco selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria.

The Fund may invest in all types of equity and equity-related securities, including without limitation exchange-traded and over-the-counter common and preferred stocks, warrants, options, rights, convertible securities, sponsored and unsponsored depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies (including exchanged-traded funds (“ETFs”)), real estate investment trusts (“REITs”) and equity participations. An equity participation is a type of loan that gives the lender a portion of equity ownership in a property, in addition to principal and interest payments. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula.

The Fund defines non-U.S. companies as companies (i) that are organized under the laws of a foreign country; (ii) whose principal trading market is in a foreign country; or (iii) that have a majority of their assets, or that derive a significant portion of their revenue or profits from businesses, investments or sales, outside of the United States.  Under normal market conditions, the Fund invests significantly (ordinarily at least 40% — unless market conditions are not deemed favorable by Robeco, in which case the Fund would invest at least 30%) in non-U.S. companies.  The Fund principally will be invested in issuers located in countries with developed securities markets, but may also invest in issuers located in emerging markets.  The Fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries).

The Fund’s portfolio is rebalanced regularly.  Robeco assesses each investment’s changing characteristics relative to its contribution to portfolio risk. Robeco will sell an investment held long or close out a short position that Robeco believes no longer offers an appropriate return-to-risk tradeoff.

Under normal circumstances, Robeco expects to sell securities short so that the Fund’s portfolio is approximately 50% net long with an average of between 40% and 60% net long.

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To meet margin requirements, redemptions or pending investments, the Fund may also temporarily hold a portion of its assets in full faith and credit obligations of the United States government and in short-term notes, commercial paper or other money market instruments.

Robeco will sell a stock when it no longer meets one or more investment criteria, either through obtaining target value or due to an adverse change in fundamentals or business momentum. Each holding has a target valuation established at purchase, which Robeco constantly monitors and adjusts as appropriate.

The Fund may participate as a purchaser in initial public offerings of securities (“IPO”). An IPO is a company’s first offering of stock to the public.

The Fund may invest from time to time a significant portion of its assets in smaller issuers which are more volatile and less liquid than investments in issuers with a market capitalization greater than $1 billion.

The Fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

In general, the Fund’s investments are broadly diversified over a number of industries and, as a matter of policy, the Fund is limited to investing a maximum of 25% of its total assets in any one industry.

The Fund may invest up to 20% of its net assets in high yield debt obligations, such as bonds and debentures, used by U.S. and foreign corporations and other business organizations (e.g. trusts or limited liability companies. Such high yield debt obligations are not considered to be investment grade.  Non-investment grade fixed income securities (commonly known as “junk bonds”) are rated BB or lower by Standard & Poor’s Rating Group, or have a comparable rating by another nationally recognized statistical rating organization (“NRSRO”) (or, if unrated are determined by Robeco to be of comparable quality at the time of investment).  The Fund may (invest in securities of the lowest rating category, including securities in default. Robeco may, but is not required to, sell a bond or note held by the Fund in the event that its credit rating is downgraded.

The Fund may (but is not required to) invest in derivatives, including put and call options, futures, forward contracts and swaps, in lieu of investing directly in a security, currency or instrument, for hedging and non-hedging purposes.

While Robeco intends to fully invest the Fund’s assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. Robeco will determine when market conditions warrant temporary defensive measures.

Summary of Principal Risks

•             Management Risk. The Fund is subject to the risk of poor stock selection. In other words, Robeco may not be successful in its strategy of taking long positions in stocks the manager believes to be undervalued and short positions in stocks the manager believes to be overvalued. Further, since Robeco will manage both a long and a short portfolio, there is the risk that Robeco may make more poor investment decisions than an adviser of a typical stock mutual fund with only a long portfolio may make.

•             Market Risk. The net asset value (“NAV”) of the Fund will change with changes in the market value of its portfolio positions. Investors may lose money. Although the long portfolio of the Fund will invest in stocks Robeco believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.

•             High Yield Debt Obligations Risk. The Fund may invest up to 20% of its net assets in high yield debt obligations, such as bonds and debentures, issued by corporations and other business organizations. An issuer of debt obligations may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Such high yield debt obligations are referred to as “junk bonds” and are not considered to be investment grade.

•             Foreign Securities Risk. International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices. The Fund may invest in securities of foreign issuers either directly or depositary receipts. Depositary receipts may be available through “sponsored” or “unsponsored” facilities. Holders of unsponsored depositary receipts generally bear all of the costs of the unsponsored facility. The depository of an unsponsored facility is frequently under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. The depository of unsponsored depositary receipts may provide less information to receipt holders. Participatory notes (“P-notes”) are derivative instruments used by investors to take positions in certain foreign securities. P-notes present similar risks to investing directly in such securities and also expose investors to counterparty risk.

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•             Emerging Markets Risk. Investment in emerging market securities involves greater risk than that associated with investment in securities of issuers in developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.

•             Currency Risk. Investment in foreign securities also involves currency risk associated with securities that trade or are denominated in currencies other than the U.S. dollar and which may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency may cause the U.S. dollar value of an investment in that country to decline. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls.

•             Short Sales Risk. Short sales of securities may result in gains if a security’s price declines, but may result in losses if a security’s price rises. In a rising market, short positions may be more likely to result in losses because securities sold short may be more likely to increase in value. Short selling also involves the risks of: increased leverage, and its accompanying potential for losses; the potential inability to reacquire a security in a timely manner, or at an acceptable price; the possibility of the lender terminating the loan at any time, forcing the Fund to close the transaction under unfavorable circumstances; the additional costs that may be incurred; and the potential loss of investment flexibility caused by the Fund’s obligations to provide collateral to the lender and set aside assets to cover the open position. Short sales “against the box” may protect the Fund against the risk of losses in the value of a portfolio security because any decline in value of the security should be wholly or partially offset by a corresponding gain in the short position. Any potential gains in the security, however, would be wholly or partially offset by a corresponding loss in the short position. Short sales that are not “against the box” involve a form of investment leverage, and the amount of the Fund’s loss on a short sale is potentially unlimited. The use of short sales may cause the Fund to have higher expenses than those of other equity mutual funds because of higher transaction costs, premiums, interest or dividends payable to the lender.

•             Convertible Securities Risk. Securities that can be converted into common stock, such as certain securities and preferred stock, are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to the risks associated with equity securities.

•             Options Risk. An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a “call”) or sell (a “put”) an asset in the near future at an agreed upon price prior to the expiration date of the option. The Fund may “cover” a call option by owning the security underlying the option or through other means. The value of options can be highly volatile, and their use can result in loss if Robeco is incorrect in its expectation of price fluctuations. Losses incurred by the Fund in writing options can be potentially unlimited.

•             Derivatives Risk. The Fund’s investments in derivative instruments, which include futures and options on securities, securities indices or currencies, options on these futures, forward foreign currency contracts and interest rate or currency swaps, may be leveraged and result in losses exceeding the amounts invested.

•             REITs Risk. REITs may be affected by economic forces and other factors related to the real estate industry. Investing in REITs may involve risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500® Index. The Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by an externally managed REIT in which it invests.

•             Unseasoned Issuers Risk. Unseasoned issuers may not have an established financial history and may have limited product lines, markets or financial resources. Unseasoned issuers may depend on a few key personnel for management and may be susceptible to losses and risks of bankruptcy. As a result, such securities may be more volatile and difficult to sell.

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•             Small-Cap Companies Risk. The small capitalization equity securities in which the Fund may invest may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the “pink sheets,” and may not be traded every day or in the volume typical of trading on a national securities exchange. These securities may also be subject to wide fluctuations in market value. The trading market for any given small capitalization equity security may be sufficiently small as to make it difficult for the Fund to dispose of a substantial block of such securities. The sale by the Fund of portfolio securities to meet redemptions may require the Fund to sell its small capitalization securities at a discount from market prices or during periods when, in Robeco’s judgment, such sale is not desirable. Moreover, the lack of an efficient market for these securities may make them difficult to value.

•             Portfolio Turnover Risk. If the Fund frequently trades its portfolio securities, the Fund will incur higher brokerage commissions and transaction costs, which could lower the Fund’s performance. In addition to lower performance, high portfolio turnover could result in taxable capital gains. The annual portfolio turnover rate for the Fund is not expected to exceed 400%; however, it may be higher if Robeco believes it will improve the Fund’s performance.

•             Segregated Account Risk. A security held in a segregated account cannot be sold while the position it is covering is outstanding, unless it is replaced with a similar security. As a result, there is a possibility that segregation of a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

•             Illiquid Securities Risk. Investing in illiquid securities is subject to certain risks, such as limitations on resale and uncertainty in determining valuation. Limitations on resale may adversely affect the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Fund might, in order to dispose of restricted securities, have to register securities resulting in additional expense and delay. Adverse market conditions could impede such a public offering of such securities.

•             IPO Risk. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to certain factors, such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, Robeco cannot guarantee continued access to IPOs.

•             Securities Lending Risk. The Fund may lend portfolio securities to institutions, such as certain broker-dealers. The Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

•             Exchange Traded Fund Risk. Exchange traded funds (“ETFs”) are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities that they are designed to track, although lack of liquidity in an ETF could result in its being more volatile. The Fund may incur brokerage fees in connection with its purchase of ETF shares.

•             Non-Diversification Risk. The Fund is non-diversified. Compared to other funds, the Fund may invest more of its assets in a smaller number of companies. Gains or losses on a single stock may

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have greater impact on the Fund.

Performance Information

No performance information is available for the Fund because it had not commenced operations as of the date of this Prospectus.  The Fund intends to evaluate its performance as compared to that of the MSCI® World Index.  The performance information, when available, will provide some indication of the risks of investing in the Fund and will reflect the past performance of the Robeco Boston Partners Long-Short Global Fund (the “Private Fund”), a predecessor unregistered fund managed with full investment authority by Robeco. The Fund will be managed in all material respects in a manner equivalent to the management of the Private Fund. The Fund’s objectives, policies, guidelines and restrictions are in all material respects equivalent to the Private Fund. The assets of the Private Fund will be converted into assets of the Fund prior to commencement of operations of the Fund. The performance of the Private Fund will be restated to reflect the net expenses and maximum applicable sales charge of the Fund for its initial year of investment operations. No performance information for the Private Fund is currently available because it has not yet been in operation for a full calendar year.  Updated performance information will be available at www.robecoinvest.com or 1-888-261-4073.

Management of the Fund

Investment Adviser

Robeco Investment Management, Inc.

909 Third Avenue, 32nd Floor, New York, New York 10022

Portfolio Managers

Jay Feeney, Co-Chief Executive Officer and Chief Investment Officer-Equities, Co-portfolio Manager of the Fund since inception

Christopher K. Hart, Equity Portfolio Manager, Co-portfolio Manager of the Fund since inception

Purchase and Sale of Fund Shares

Minimum Initial Investment: $100,000

Minimum Additional Investment: $5,000

You can only purchase and redeem Institutional Class shares of the Fund on days the New York Stock Exchange is open. Institutional Class shares of the Fund may be available through certain brokerage firms, financial institutions and other industry professionals (collectively, “Service Organizations”). Shares of the Fund may also be purchased and redeemed directly through The RBB Fund, Inc. by the means described below.

Purchase and Redemption By Mail:	Purchase and Redemption By Wire:

Robeco Boston Partners Global Long/Short Fund c/o BNY Mellon Investment Servicing (US) Inc. P.O. Box 9816 Providence, RI 02940-8042	Request routing instructions by calling the Fund’s transfer agent at 1-888-261-4073.

Redemption By Telephone: If you select the option on your account application, you may call the Fund’s transfer agent at 1-888-261-4073.

Taxes

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and other related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your

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salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENTS AND RISKS

This section provides some additional information about the Fund’s investments and certain portfolio management techniques that the Fund may use. More information about the Fund’s investments and portfolio management techniques, some of which entail risks, is included in the Statement of Additional Information (“SAI”).

Investment Objectives

The Fund’s investment objectives may be changed by the Board of Directors of The RBB Fund, Inc. (the “Company”) without shareholder approval. Shareholders will, however, receive 60 days’ prior notice of any changes. Any such changes may result in the Funds having investment objectives different from the objectives that the shareholder considered appropriate at the time of investment in the Fund.

Additional Information About the Fund’s Principal Investments and Risks

Derivative Contracts. The Fund may, but need not, use derivative contracts for any of the following purposes:

•                  To seek to hedge against the possible adverse impact of changes in stock market prices, currency exchange rates or interest rates in the market value of its securities or securities to be purchased; or

•                  As a substitute for buying or selling currencies or securities; or

•      To seek to enhance the Fund’s return in non-hedging situations.

Derivative contracts in which the Fund may invest include: futures and options on securities, securities indices or currencies; options on these futures; forward foreign currency contracts; and interest rate, total return or currency swaps. The Fund may use derivative contracts involving foreign currencies. A derivative contract will obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities in that the counterparty may default on its payment obligations or become insolvent. Derivatives can also make the Fund less liquid and harder to value, especially in declining markets.

Short Sales. The Fund will engage in short sales — including those that are not “against the box,” which means that the Fund may make short sales where the Fund does not currently own or have the right to acquire, at no added cost, securities identical to those sold short — in accordance with the provisions of the 1940 Act. In a typical short sale, the Fund borrows from a broker a security in order to sell the security to a third party. The Fund is then obligated to return a security of the same issuer and quantity at some future date. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any interest or dividend which accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The Fund realizes a loss to the extent the security increases in value or a profit to the extent the security declines in value (after taking into account any associated costs). Short sales “against the box” may protect the Fund against the risk of losses in the value of a portfolio security because any decline in value of the security should be wholly or partially offset by a corresponding gain in the short position. Any potential gains in the security, however, would be wholly or partially offset by a corresponding loss in the short position. Short sales that are not “against the box” involve a form of investment leverage, and the amount of the Fund’s loss on a short sale is potentially unlimited.

Equity and Equity-Related Securities. The Fund may invest in all types of equity securities. Equity securities include exchange-traded and over-the-counter common and preferred stocks, warrants, rights, convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies and REITs, and equity participations. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of a convertible security may not increase or decrease as rapidly as the underlying common stock. Common stocks may decline over short or even extended periods of time. The purchase of rights or warrants involves the risk that the Fund could lose the

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purchase value of a right or warrant if the right to subscribe to additional shares is not executed prior to the right’s or warrant’s expiration. The value of such securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Investing in REITs may involve risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. State law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a limited partnership than investors in a corporation. Fluctuations in the value of equity securities in which a mutual fund invests will cause the Fund’s net asset value to fluctuate. The number of issuers in the Fund’s portfolios will vary over time.

Fixed Income Investments. The Fund may invest a portion of its assets in fixed income securities. Fixed income investments include bonds, notes (including structured notes), mortgage-backed securities, asset-backed securities, convertible securities, Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by corporate and governmental issuers and may have all types of interest rate payment and reset terms, including (without limitation) fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features.

The credit quality of securities held in the Fund’s portfolio is determined at the time of investment. If a security is rated differently by multiple ratings organizations, the Fund treats the security as being rated in the higher rating category. The Fund may choose not to sell securities that are downgraded below the Fund’s minimum accepted credit rating after their purchase.

Foreign Securities. The Fund may invest in securities of foreign issuers that are traded or denominated in U.S. dollars (including equity securities of foreign issuers trading in U.S. markets) directly or through American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) or International Depositary Receipts (“IDRs”). Depositary receipts may be available through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and the depository, whereas an unsponsored facility is established by the depository without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all of the costs of the unsponsored facility. The depository of an unsponsored facility is frequently under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. The depository of unsponsored depositary receipts may provide less information to receipt holders.

In addition, the Fund may also invest in securities denominated in foreign currencies and in multinational currencies such as the Euro. The Fund will value its securities and other assets in U.S. dollars. Investments in securities of foreign entities and securities denominated in foreign currencies involve special risks. These include possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. Changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund’s assets denominated or quoted in currencies other than the U.S. dollar. Emerging market investments offer the potential for significant gains but also involve greater risks than investing in more developed countries. Political or economic instability, lack of market liquidity and government actions such as currency controls or seizure of private business or property may be more likely in emerging markets.

The Fund will normally invest a significant portion of its assets in the equity securities and equity-related instruments issued by non-U.S. companies. The Fund may invest in securities denominated in the currencies of a variety of developed, emerging and frontier market countries. Unless hedged, currency fluctuations may have a material impact on the performance of a portfolio of non-U.S. dollar-denominated securities and such a portfolio may experience a decline or increase in value, in U.S. dollar terms, due to fluctuations in currency exchange rates. Robeco may, from time to time, but is not required to, hedge foreign currency exposure in the Fund’s portfolios. Further, the Fund may also from time to time enter into speculative currency positions independent of other positions in the Fund’s portfolios.

The Fund may also invest in participatory notes. Participatory notes (commonly known as “P-notes”) are derivative instruments used by investors to take positions in certain foreign securities. P-notes are generally

11

issued by the associates of foreign-based foreign brokerages and domestic institutional brokerages. P-notes represent interests in securities listed on certain foreign exchanges, and thus present similar risks to investing directly in such securities. P-notes also expose investors to counterparty risk, which is the risk that the entity issuing the note may not be able to honor its financial commitments.

Portfolio Concentration. Under normal market conditions, the Fund’s portfolios will generally be diversified by country and geographic region.

Exchange-Traded Funds (ETFs). The Fund may invest in ETFs to the extent permitted by the 1940 Act and applicable SEC orders. ETFs are registered investment companies whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. In general, ETFs seek to track a specified securities index or a basket of securities that an “index provider,” such as Standard & Poor’s, selects as representative of a market, market segment or industry sector. An ETF portfolio generally holds the same stocks or bonds as the index it tracks or it may hold a representative sample of such securities. Thus, an ETF is designed so that its performance will correspond closely with that of the index it tracks. As a shareholder in an ETF, the Fund will bear its pro rata portion of an ETF’s expenses, including advisory fees, in addition to its own expenses.

Other Investment Companies. The Fund may invest up to 10% of its total assets in the securities of other investment companies not affiliated with Robeco, but generally may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. The Fund may invest beyond these limits to the extent permitted under applicable law. Among other things, the Fund may invest in money market mutual funds for cash management purposes by “sweeping” excess cash balances into such funds until the cash is invested or otherwise utilized. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the Fund.

Portfolio Turnover. The Fund may engage in active and frequent trading, resulting in high portfolio turnover. This may lead to the realization and distribution to shareholders of higher capital gains, increasing their tax liability. Frequent trading may also increase transaction costs, which could detract from the Fund’s performance.

Securities Lending. The Fund may seek to increase its income by lending portfolio securities to institutions, such as certain broker-dealers. Portfolio security loans are secured continuously by collateral maintained on a current basis at an amount at least equal to the market value of the securities loaned. The value of the securities loaned by the Fund will not exceed 33 1/3% of the value of the Fund’s total assets. The Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

Temporary Investments. The Fund may depart from its principal investment strategy in response to adverse market, economic, political or other conditions by taking a temporary defensive position (up to 100% of its assets) in all types of money market and short-term debt securities. If the Fund Fund were to take a temporary defensive position, it may be unable for a time to achieve its investment objective.

Broad-Based Securities Market Index

The MSCI® World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

Disclosure of Portfolio Holdings

The complete portfolio holdings of the Fund is publicly available on Robeco’s website at www.robecoinvest.com as of the end of each calendar month, 15 days following the month end.  Any postings will remain available on the website at least until the Fund files with the SEC their semi-annual or annual shareholder report or quarterly portfolio holdings report that includes such period. A further description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

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MANAGEMENT OF THE FUND

Investment Adviser

Robeco provides investment management and investment advisory services to investment companies and other institutional and proprietary accounts.

Subject to the general supervision of the Company’s Board of Directors (the “Board of Directors”), Robeco manages the Fund’s portfolio and is responsible for the selection and management of all portfolio investments of the Fund in accordance with the Fund’s investment objective and policies.

Robeco Investment Management, Inc.

Robeco, located at 909 Third Avenue, 32nd Floor, New York, New York 10022, provides investment management and investment advisory services to other institutional and proprietary accounts.  Robeco is a subsidiary of Robeco Groep N.V., a Dutch public limited liability company (“Robeco Groep”). Founded in 1929, Robeco Groep is one of the world’s oldest asset management organizations. Robeco Groep is 100% owned by Rabobank Nederland (“Rabobank”). Rabobank is a cooperative bank that is owned by a large number of local banks in the Netherlands. On February 19, 2013, Robeco Groep and Rabobank announced that ORIX Corporation (“ORIX”) is acquiring approximately 90.01% of the equity in Robeco Groep from Rabobank.  The closing of the transaction, which constitutes a change in control of the Adviser, is subject to legal and regulatory approval and is expected to close in the second or third quarter of 2013.

For its services to the Fund, Robeco is entitled to receive a monthly advisory fee under the Advisory Agreement computed at an annual rate of 1.75% of the Fund’s average daily net assets.  Until December 31, 2014, Robeco has agreed to waive its fees to the extent necessary to maintain an annualized expense ratio for the Fund of 2.25% (excluding certain items discussed below). In determining Robeco’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause the Fund’s net annualized expense ratio to exceed the applicable expense limitation: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest and taxes. If at any time during the first three years the Fund’s Advisory Agreement with Robeco is in effect, the Fund’s Total annual Fund operating expenses for that year are less than 2.25%, Robeco is entitled to reimbursement by the Fund of the advisory fees waived and other payments remitted by Robeco to the Fund during such three-year period. There can be no assurance that Robeco will continue such waivers after December 31, 2014.

A discussion regarding the basis for the Company’s Board of Directors approval of the Fund’s investment advisory agreement with Robeco will be available in the Fund’s first annual or semi-annual report to shareholders.

Portfolio Managers

The investment results for different strategies of Robeco are not solely dependent on any one individual. There is a common philosophy and approach that is the backdrop for all of the investment strategies of Robeco. This philosophy is then executed through a very disciplined investment process managed by the designated portfolio manager for each of the strategies. This manager will be supported, not only by a secondary manager, but by Robeco’s general research staff and, very often, by dedicated analysts to the particular strategy.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

Joseph F. Feeney, Jr. and Christopher K. Hart serve as Co-portfolio Managers for the Fund.

Mr. Feeney is Co-Chief Executive Officer and Chief Investment Officer for Robeco Investment Management. He is responsible for the firm’s strategic, financial and operating decisions, and all aspects of investment management including the firm’s fundamental and quantitative research groups. He was one of the original partners of Boston Partners Asset Management in 1995. Prior to assuming these roles, he was Director of Research. Mr. Feeney joined the firm upon its inception in 1995 from Putnam Investments where he managed mortgage-backed securities portfolios. He began his career at the Bank of Boston where he was a loan officer specializing on highly leveraged loan portfolios. Mr. Feeney holds a B.S. degree in finance (Summa Cum Laude, Phi Beta Kappa) from the University of New Hampshire and an

13

M.B.A. with High Honors from the University of Chicago. He holds the Chartered Financial Analyst designation and is past President of the Fixed Income Management Society of Boston. He has twenty-seven years of investment experience.

Mr. Hart is an equity portfolio manager for Robeco Boston Partners Global and International Equity products. Prior thereto, he was an assistant portfolio manager for the Robeco Boston Partners Small Cap Value products for three years. Before that, he was a research analyst and specialized in conglomerates, engineering and construction, building, machinery, aerospace & defense, and REITs sectors of the equity market. He joined the firm from Fidelity Investments where he was a research analyst. Mr. Hart holds a B.S. degree in finance, with a concentration in corporate finance from Clemson University. He holds the Chartered Financial Analyst designation. He has twenty-one years of investment experience.

Marketing Arrangements

Robeco or its affiliates may pay additional compensation, out of profits derived from Robeco’s management fee and not as an additional charge to the Fund managed by Robeco, to certain financial institutions (which may include banks, securities dealers and other industry professionals) for the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors and Fund shares (“revenue sharing”). These payments are in addition to any distribution or servicing fees payable under a 12b-1 distribution and/or service plan of the Fund, any record keeping or sub-transfer agency fees payable by the Fund, or other fees described in the fee table or elsewhere in the Prospectus or SAI. Examples of “revenue sharing” payments include, but are not limited to, payment to financial institutions for “shelf space” or access to a third party platform or fund offering list or other marketing programs, including, but not limited to, inclusion of the Fund on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting Robeco access to the financial institution’s sales force; conferences and meetings; assistance in training and educating the financial institution’s personnel; and obtaining other forms of marketing support. The level of revenue sharing payments made to financial institutions may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the Fund attributable to the financial institution, or other factors as agreed to by Robeco and the financial institution or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of Robeco from time to time, may be substantial, and may be different for different financial institutions depending upon the services provided by the financial institution. Such payments may provide an incentive for the financial institution to make shares of the Fund available to its customers and may allow the Fund greater access to the financial institution’s customers.

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SHAREHOLDER INFORMATION

Pricing of Fund Shares

Institutional Class shares of the Fund (“Shares”) are priced at their net asset value (“NAV”). The NAV per share of the Fund is calculated as follows:

Value of Assets Attributable to the Institutional Class
NAV =	- Value of Liabilities Attributable to the Institutional Class
Number of Outstanding Shares of the Institutional Class

The Fund’s NAV is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. The NYSE is generally open Monday through Friday, except national holidays. The Fund will effect purchases and redemptions of Fund shares at the NAV next calculated after receipt of your order or request in good order.

The Fund’s equity securities listed on any national or foreign exchange market system will be valued at the last sale price, except for the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”). Equity securities listed on NASDAQ will be valued at the official closing price. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. When prices are not available from such services or are deemed to be unreliable, securities may be valued by dealers who make markets in such securities. Foreign securities, currencies and other securities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar provided by a pricing service. All assets denominated in foreign currencies will be converted into U.S. dollars at the exchange rates in effect at the time of valuation. If the Fund holds foreign equity securities, the calculation of the Fund’s NAV will not occur at the same time as the determination of the value of the foreign equities securities in the Fund’s portfolio, since these securities are traded on foreign exchanges.

If market quotations are unavailable or deemed unreliable by the Fund’s administrator, in consultation with the Adviser, securities will be valued by Robeco in accordance with procedures adopted by the Company’s Board of Directors and under the Board of Directors ultimate supervision. In addition, the prices of foreign securities may be affected by events that occur after the close of a foreign market but before the Fund prices its shares. In such instances, a foreign security may be fair valued in accordance with procedures adopted by the Company’s Board of Directors. Relying on prices supplied by pricing services or dealers or using fair valuation involves the risk that the values used by the Fund to price its investments may be higher or lower than the values used by other investment companies and investors to price the same investments.

Investments in other open-end investment companies are valued based on the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses). Investments in ETFs, REITs and closed-end investment companies will be valued at their market price.

Market Timing

In accordance with the policy adopted by the Company’s Board of Directors, the Company discourages and does not accommodate market timing and other excessive trading practices. Purchases should be made with a view to longer-term investment only. Excessive short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund Shares held by long-term shareholders. The Company and Robeco reserve the right to (i) reject a purchase or exchange order, (ii) delay payment of immediate cash redemption proceeds for up to seven calendar days, (iii) revoke a shareholder’s privilege to purchase Fund Shares (including exchanges), or (iv) limit the amount of any exchange involving the purchase of Fund Shares. An investor may receive notice that their purchase order or exchange has been rejected after the day the order is placed or after acceptance by a financial intermediary. It is currently expected that a shareholder would receive notice that its purchase order or exchange

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has been rejected within 48 hours after such purchase order or exchange has been received by the Company in good order. Shareholders whose exchange orders have been rejected may choose to redeem their shares of the Fund at the NAV next calculated after such redemption request was received by the Fund’s transfer agent in good order. The Company and Robeco will not be liable for any loss resulting from rejected purchase orders. To minimize harm to the Company and its shareholders (or Robeco), the Company (or Robeco) will exercise their right if, in the Company’s (or Robeco’s) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Company or Robeco, has been or may be disruptive to the Fund. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Fund and its shareholders or would subordinate the interests of the Fund and its shareholders to those of Robeco or any affiliated person or associated person of Robeco.

To deter excessive shareholder trading, the Fund generally charges a redemption fee of 1.00% on shares redeemed that have been held for less than 60 days. In addition, the Fund generally limits the number of exchanges to six (6) exchanges per year (and one exchange per calendar month). For further information on redemptions and exchanges, please see the sections titled “Shareholder Information — Redemption of Fund Shares” and “Shareholder Information — Exchange Privilege.”

Pursuant to the policy adopted by the Board of Directors, Robeco has developed criteria that it uses to identify trading activity that may be excessive. If, in its judgment, Robeco detects excessive, short-term trading, Robeco may reject or restrict a purchase request and may further seek to close an investor’s account with the Fund.

If necessary, the Company may prohibit additional purchases of Fund shares by a financial intermediary or by certain customers of the financial intermediary. Financial intermediaries may also monitor their customers’ trading activities in the Fund. The criteria used by intermediaries to monitor for excessive trading may differ from the criteria used by the Company. If a financial intermediary fails to enforce the Company’s excessive trading policies, the Company may take certain actions, including terminating the relationship.

There is no assurance that the Fund will be able to identify market timers, particularly if they are investing through intermediaries.

Purchase of Fund Shares

Shares representing interests in the Fund are offered continuously for sale by Foreside Funds Distributors, LLC, formerly known as BNY Mellon Distributors Inc. (the “Distributor”). Institutional Class Shares of the Fund are available for purchase by investors who meet the investment minimums described below under “General.” An exchange between the Institutional Class shares and the Investor Class shares of the Fund is generally not permitted.

Purchases Through Intermediaries. Shares of the Fund may also be available through certain brokerage firms, financial institutions and other industry professionals (collectively, “Service Organizations”). Certain features of the Shares, such as the initial and subsequent investment minimums and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose transaction or administrative charges or other direct fees, which charges and fees would not be imposed if Shares are purchased directly from the Company. Therefore, you should contact the Service Organization acting on your behalf concerning the fees (if any) charged in connection with a purchase or redemption of Shares and should read this Prospectus in light of the terms governing your accounts with the Service Organization. Service Organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to the Company in accordance with their agreements with the Company or its agent and with clients or customers. Service Organizations or, if applicable, their designees that have entered into agreements with the Company or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Company’s pricing on the following Business Day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Company will be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts a purchase or redemption order in good order. If a purchase order is not received by the Fund in good order, the Transfer Agent will contact the financial intermediary to determine the status of the purchase order. Orders received by the Company in good order will be priced at the appropriate Fund’s NAV next computed after they are deemed to have been received by the Service Organization or its authorized designee.

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For administration, subaccounting, transfer agency and/or other services, Robeco, the Distributor or their affiliates may pay Service Organizations and certain recordkeeping organizations a fee (the “Service Fee”) relating to the average annual NAV of accounts with the Company maintained by such Service Organizations or recordkeepers. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper.

General. You may also purchase Shares of the Fund at the NAV per share next calculated after your order is received by the Transfer Agent in good order as described below. The Fund’s NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. After an initial purchase is made, the Transfer Agent will set up an account for you on the Company records. The minimum initial investment in the Fund is $100,000 and the minimum additional investment is $5,000. The minimum initial and subsequent investment requirements may be reduced or waived from time to time. For purposes of meeting the minimum initial purchase, purchases by clients which are part of endowments, foundations or other related groups may be combined. You can only purchase Shares of the Fund on days the NYSE is open and through the means described below. Shares may be purchased by principals and employees of the Adviser and its subsidiaries and by their spouses and children either directly or through any trust that has the principal, employee, spouse or child as the primary beneficiaries, their individual retirement accounts, or any pension and profit-sharing plan of the Adviser and its subsidiaries without being subject to the minimum investment limitations.

Initial Investment By Mail. An account may be opened by completing and signing the application included with this Prospectus and mailing it to the Transfer Agent at the address noted below, together with a check ($100,000 minimum) payable to the Fund in which you would like to invest. Third party checks will not be accepted.

Regular Mail:	Overnight Mail:
Robeco Boston Partners Global Long/Short Fund	Robeco Boston Partners Global Long/Short Fund
c/o BNY Mellon Investment Servicing (US) Inc.	c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9816	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860-1427

The name of the Fund to be purchased should be designated on the application and should appear on the check. Payment for the purchase of Shares received by mail will be credited to a shareholder’s account at the NAV per share of the Fund next determined after receipt of payment in good order.

Initial Investment By Wire. Shares of the Fund may be purchased by wiring federal funds to. A completed application must be forwarded to the Transfer Agent at the address noted above under “Initial Investment by Mail” in advance of the wire. Notification must be given to the Transfer Agent at (888) 261-4073 prior to 4:00 p.m., Eastern time, on the wire date. (Prior notification must also be received from investors with existing accounts.) Request account information and routing instructions by calling the Transfer Agent at (888) 261-4073.

Federal funds wire purchases will be accepted only on days when the NYSE is open for business.

Additional Investments. Additional investments may be made at any time (minimum additional investment $5,000) by purchasing Shares of the Fund at the NAV per Share of the Fund by mailing a check to the Transfer Agent at the address noted under “Initial Investment by Mail” (payable to Robeco Boston Partners Global Long/Short Fund or by wiring monies as outlined under “Initial Investment by Wire.” Notification must be given to the Transfer Agent at (888) 261-4073 prior to 4:00 p.m., Eastern time, on the wire date. Initial and additional purchases made by check cannot be redeemed until payment of the purchase has been collected. This may take up to 15 calendar days from the date of purchase.

Automatic Investment Plan. Additional investments in Shares of the Fund may be made automatically by authorizing the Transfer Agent to withdraw funds from your bank account through an Automatic Investment Plan

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($5,000 minimum). Investors desiring to participate in an Automatic Investment Plan should call the Transfer Agent at (888) 261-4073.

Retirement Plans. Shares may be purchased in conjunction with individual retirement accounts (“IRAs”) and rollover IRAs. For further information as to applications and annual fees, contact the Transfer Agent at (888) 261- 4073. To determine whether the benefits of an IRA are available and/or appropriate, you should consult with a tax advisor.

Purchases in Kind. In certain circumstances, Shares of the Fund may be purchased “in kind” (i.e. in exchange for securities, rather than cash). The securities rendered in connection with an in-kind purchase must be liquid securities that are not restricted as to transfer and have a value that is readily ascertainable in accordance with the Company’s valuation procedures. Securities accepted by the Fund will be valued, as set forth in this Prospectus, as of the time of the next determination of net asset value after such acceptance. The Shares of the Fund that are issued to the investor in exchange for the securities will be determined as of the same time. All dividend, subscription, or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund by the investor upon receipt from the issuer. The Fund will not accept securities in exchange for its Shares unless such securities are, at the time of the exchange, eligible to be held by the Fund and satisfy such other conditions as may be imposed by the Adviser or the Company. Purchases in-kind may result in the recognition of gain or loss for federal income tax purposes on the securities transferred to the Fund.

Other Purchase Information. The Company reserves the right, in its sole discretion, to suspend the offering of Shares or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. Subject to Board of Directors’ discretion, Robeco will monitor the Fund’s total assets and may decide to close the Fund at any time to new investments or to new accounts due to concerns that a significant increase in the size of the Fund may adversely affect the implementation of the Fund’s strategy. Subject to Board of Directors’ discretion, Robeco may also choose to reopen a closed Fund to new investments at any time, and may subsequently close such Fund again should concerns regarding the Fund’s size recur. If the Fund closes to new investments, generally the closed Fund would be offered only to certain existing shareholders of the Fund and certain other persons, who are generally subject to cumulative, maximum purchase amounts, as follows:

a.                   Persons who already hold Shares of the closed Fund directly or through accounts maintained by financial intermediaries by arrangement with the Company;

b.                   Existing and future clients of registered investment advisers and planners whose clients already hold Shares of the closed Fund on transaction fee and non-transaction fee platforms;

c.                    Employees of Robeco and their spouses, parents and children;

d.                   Directors of the Company; and

e.                    Defined contribution retirement plans of private employers and governed by ERISA or of state and local governments.

Other persons who are shareholders of other Robeco Investment Funds are not permitted to acquire Shares of the closed Fund by exchange. Distributions to all shareholders of the closed Fund will continue to be reinvested unless a shareholder elects otherwise. Robeco, subject to the Board of Directors’ discretion, reserves the right to implement other purchase limitations at the time of closing, including limitations on current shareholders.

Purchases of the Fund’s Shares will be made in full and fractional shares of the Fund calculated to three decimal places.

The Company’s officers are authorized to waive the minimum initial and subsequent investment requirements.

Good Order. A purchase request is considered to be in good order when all necessary information is provided and all required documents are properly completed, signed and delivered. Purchase requests not in good order may be rejected.

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Customer Identification Program. Federal law requires the Company to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Company. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor’s Shares and close an account in the event that an investor’s identity is not verified. The Company and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s Shares when an investor’s identity cannot be verified.

Redemption of Fund Shares

Normally, your investment professional will send your request to redeem Shares to the Transfer Agent. Consult your investment professional for more information. You can redeem some or all of your Fund Shares directly through the Fund only if the account is registered in your name. All IRA shareholders must complete an IRA withdrawal form to redeem shares from their IRA account.

You may redeem Shares of the Fund at the next NAV calculated after a redemption request is received by the Transfer Agent in good order. The Fund’s NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. You can only redeem Shares on days the NYSE is open and through the means described below.

You may redeem Shares of the Fund by mail, or, if you are authorized, by telephone (excluding retirement accounts). The value of Shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by the Fund. There is generally no charge for a redemption. However, with the exception of defined contribution plans and certain clients of financial intermediaries who systematically trade in and out of the Fund based on model portfolio allocations, if a shareholder of the Fund redeems Shares held for less than 60 days, a transaction fee of 1.00% of the NAV of the Shares redeemed at the time of redemption will be charged.

Redemption By Mail. Your redemption requests should be addressed to Robeco Boston Partners Global Long/Short Fund, c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9816, Providence, RI 02940; for overnight delivery, requests should be addressed to Robeco Boston Partners Global Long/Short Fund, c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581 and must include:

a.              Name of the Fund;

b.     Account number;

c.     Your share certificates, if any, properly endorsed or with proper powers of attorney;

d.              A letter of instruction specifying the number of Shares or dollar amount to be redeemed, signed by all registered owners of the Shares in the exact names in which they are registered;

e.               Medallion signature guarantees are required when (i) the redemption proceeds are to be sent to someone other than the registered shareholder(s) or (ii) the redemption request is for $50,000 or more. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a Medallion Program recognized by the Securities Transfer Association. The three recognized Medallion Programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Program (MSP). Signature guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable; and

f.                Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

Redemption By Telephone. In order to request a telephone redemption, you must have returned your

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account application containing a telephone election. To add a telephone redemption option to an existing account, contact the Transfer Agent by calling (888) 261-4073. Please note that IRA accounts are not eligible for telephone redemption.

Once you are authorized to utilize the telephone redemption option, a redemption of Shares may be requested by calling the Transfer Agent at (888) 261-4073 and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. A wire charge of $7.50 is assessed and charged to the shareholder. If the telephone redemption option or the telephone exchange option is authorized, the Transfer Agent may act on telephone instructions from any person representing himself or herself to be a shareholder and believed by the Transfer Agent to be genuine. The Transfer Agent’s records of such instructions are binding and shareholders, not the Company or the Transfer Agent, bear the risk of loss in the event of unauthorized instructions reasonably believed by the Company or the Transfer Agent to be genuine. The Company and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated are genuine and, if the Company and Transfer Agent do not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Company and the Transfer Agent in connection with transactions initiated by telephone include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.

Transaction Fees on Certain Redemptions

The Fund requires the payment of a transaction fee equal to a percentage of the NAV of the Shares redeemed that are held for less than the indicated period of time in the chart below.

Fund	Fee	Shares held less than:

Robeco Boston Partners Global Long/Short Fund	1.00%	60 days

This additional transaction fee is paid to the Fund, NOT to the Adviser, Distributor or Transfer Agent. It is NOT a sales charge or a contingent deferred sales charge. The fee does not apply to: (i) defined contribution plans, (ii) redeemed Shares that were purchased through reinvested dividends or capital gain distributions, or (iii) redemptions of Shares by certain clients of financial intermediaries who systematically trade in and out of the Fund based on model portfolio allocations. The additional transaction fee is intended to limit short-term trading in the Fund or, to the extent that short-term trading persists, to impose the costs of that type of activity on the shareholders who engage in it. These costs include: (i) brokerage costs; (ii) market impact costs — i.e., the decrease in market prices which may result when the Fund sells certain securities in order to raise cash to meet the redemption request; (iii) the realization of capital gains by the other shareholders in the Fund; and (iv) the effect of the “bid-ask” spread in the over-the-counter market. The transaction fee represents the Fund’s estimate of the brokerage and other transaction costs which may be incurred by the Fund in disposing of stocks in which the Fund may invest. Without the additional transaction fee, the Fund would generally be selling its shares at a price less than the cost to the Fund of acquiring the portfolio securities necessary to maintain its investment characteristics, resulting in reduced investment performance for all shareholders in the Fund. With the additional transaction fee, the transaction costs of selling additional stocks are not borne by all existing shareholders, but the source of funds for these costs is the transaction fee paid by those investors making redemptions of the Fund. The Fund reserves the right, at its discretion, to waive, modify or terminate the additional transaction fee. The Fund will use the first-in, first-out method to determine your holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of Shares held in your account. The short-term redemption fee will be assessed on the net asset value of those Shares calculated at the time the redemption is effected.

Shares may be held through omnibus arrangements maintained by intermediaries such as broker-dealers, investment advisers, transfer agents, administrators and insurance companies. Omnibus accounts include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day where the purchases and redemptions of Shares by the investors are netted against one another. Although the Fund and its service providers may, in certain circumstances, request access to information about individual shareholder transactions made through such omnibus arrangements, the identities of individual investors whose purchase and redemption orders are aggregated are not generally known by the Fund. If a financial intermediary fails to enforce the Fund’s market timing policies or redemption fee, the Fund may take certain actions, including

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terminating the relationship.

Involuntary Redemption. The Fund reserves the right to redeem a shareholder’s account in the Fund at any time the value of the account in the Fund falls below $500 as the result of a redemption or an exchange request. Shareholders will be notified in writing that the value of their account in the Fund is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed. The transaction fee applicable to the Fund will not be charged when Shares are involuntarily redeemed.

The Fund may assert the right to redeem your shares at current NAV at any time and without prior notice if and to the extent that such redemption is necessary to reimburse the Fund for any loss sustained by reason of your failure to make full payment for shares of the Fund you previously purchased or subscribed for.

Other Redemption Information. Redemption proceeds for Shares of the Fund recently purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option.

Other than as described above, payment of the redemption proceeds will be made within seven days after receipt of an order for a redemption. The Company may suspend the right of redemption or postpone the date at times when the NYSE is closed or under any emergency circumstances as determined by the SEC.

If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by the Fund instead of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of portfolio securities so received in payment of redemptions. If a shareholder receives redemption proceeds in-kind, the shareholder will bear the market risk of the securities received in the redemption until their disposition and should expect to incur transaction costs upon the disposition of the securities. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act, so that the Fund is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund.

Good Order. A redemption request is considered to be in good order when all necessary information is provided and all required documents are properly completed, signed and delivered. Redemption requests not in good order may be delayed.

Exchange Privilege

The exchange privilege is available to shareholders residing in any state in which the Shares being acquired may be legally sold. A shareholder may exchange Institutional Class Shares of any Robeco Investment Fund for Institutional Class Shares of another Robeco Investment Fund, up to six (6) times per year (one exchange per calendar month). Such an exchange will be effected at the NAV of the exchanged Institutional Class Shares and the NAV of the Institutional Class Shares to be acquired next determined after BNY Mellon’s receipt of a request for an exchange. An exchange of Fund held for less than 60 days (with the exception of Shares purchased through dividend reinvestment or the reinvestment of capital gains) will be subject to a transaction fee of 1.00%. A shareholder may make an exchange by sending a written request to the Transfer Agent or, if authorized, by telephone (see “Redemption by Telephone” above). Defined contribution plans are not subject to the above exchange limitations, including any applicable redemption fee.

If the exchanging shareholder does not currently own Institutional Class Shares of the Fund, a new account will be established with the same registration, dividend and capital gain options as the account from which Shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed. See “Redemption by Mail” for information on signature guarantees. The exchange privilege may be modified or terminated at any time, or from time to time, by the Fund, upon 60 days’ written notice to shareholders.

If a shareholder wants to exchange shares into a new account in the Fund, the dollar value of the Shares acquired must equal or exceed the Fund’s minimum investment requirement for a new account. If a shareholder wants to exchange shares into an existing account, the dollar value of the shares must equal or exceed the Fund’s minimum investment requirement for additional investments. If an amount remains in the Fund from which the exchange is being made that is below the minimum account value required, the account will be subject to

21

involuntary redemption.

The Fund’s exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege, which may potentially disrupt the management of the Fund and increase transaction costs, the Fund has established a policy of limiting excessive exchange activity. Shareholders are entitled to six (6) exchange redemptions (one exchange per calendar month) from the Fund during any twelve-month period. Notwithstanding these limitations, the Fund reserves the right to reject any purchase request (including exchange purchases from other Robeco Investment Funds) that is deemed to be disruptive to efficient portfolio management.

Under Internal Revenue Code section 1036, an exchange of shares of one class for shares of another class constitutes a nontaxable exchange for federal income tax purposes, and your basis and holding period for your existing shares will carry over to your new shares. The Fund intends to report the exchange as an entirely nontaxable transaction. It is possible, however, for you to recognize dividend income as a result of the exchange due to differences in the expense ratios between the two classes, but the amount of any such income would not exceed the value of any additional shares that you receive in the transaction.

Dividends and Distributions

The Fund will distribute substantially all of its net investment income and net realized capital gains, if any, to its shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the Fund unless a shareholder elects otherwise.

The Fund will declare and pay dividends from net investment income annually. Net realized capital gains (including net short-term capital gains), if any, will be distributed by the Fund at least annually. The estimated amount of any annual distribution will be posted to Robeco’s website at www.robecoinvest.com or a free copy may be obtained by calling (888) 261-4073.

The Fund may pay additional distributions and dividends at other times if necessary for the Fund to avoid U.S. federal tax. The Fund’s distributions and dividends, whether received in cash or reinvested in additional Fund Shares, are subject to U.S. federal income tax.

Taxes

The following is a summary of certain United States tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are individual United States citizens or residents. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Federal Taxes of Distributions. The Fund contemplates distributing as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Except as otherwise discussed below, you will be subject to federal income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. Fund distributions attributable to short-term capital gains and net investment income will generally be taxable to you as ordinary income except as discussed below.

Distributions attributable to the net capital gain of the Fund will be taxable to you as long-term capital gain, no matter how long you have owned your Fund shares. The maximum long-term capital gain rate applicable to individuals, estates, and trusts is currently 23.8% (which includes a 3.8% Medicare tax). You will be notified annually of the tax status of distributions to you.

Distributions of “qualifying dividends” will also generally be taxable to you at long-term capital gain rates, as long as certain requirements are met. In general, if 95% or more of the gross income of the Fund (other than net capital gain) consists of dividends received from domestic corporations or “qualified” foreign corporations (“qualifying dividends”), then all distributions paid by the Fund to individual shareholders will be taxed at long-term capital gain rates. But if less than 95% of the gross income of the Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. For the lower rates to apply, you must have owned your Fund shares for at least 61 days during the 121-day period beginning on

22

the date that is 60 days before the Fund’s ex-dividend date (and the Fund will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend). The amount of the Fund’s distributions that qualify for this favorable treatment may be reduced as a result of the Fund’s securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or “non-qualified” foreign corporations.

Distributions from the Fund will generally be taxable to you in the taxable year in which they are paid, with one exception. Distributions declared by the Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

It is expected that the Fund will be subject to foreign withholding or other foreign income taxes with respect to dividends or interest received from (and, in some cases, gains recognized on shares of stock of) non-U.S. companies. If more than 50% of the value of the Fund’s assets at the close of its taxable year consist of foreign securities and certain other requirements are met, the Fund may make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would allow you either (1) to credit that proportionate amount of taxes against U.S. federal income tax liability as a foreign tax credit, subject to applicable limitations, or (2) to take that amount as an itemized deduction.

A portion of distributions paid by the Fund to shareholders that are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations.

If you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as “buying into a dividend.”

Sales and Exchanges. You will generally recognize taxable gain or loss for federal income tax purposes on a sale, exchange or redemption of your shares, including an exchange for shares of another Robeco Investment Fund, based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you dispose of them.

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a disposition of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

The Fund (or relevant broker or financial advisor) is required to compute and report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders cost basis information when such shares are sold or exchanged.  The Fund has elected to use the average cost method, unless you instruct the Fund to use a different IRS-accepted cost basis method, or choose to specifically identify your shares at the time of each sale or exchange.  If your account is held by your broker or other financial advisor, they may select a different cost basis method.  In these cases, please contact your broker or other financial advisor to obtain information with respect to the available methods and elections for your account.  You should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal and state income tax returns.  Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting requirements apply to them.

IRAs and Other Tax-Qualified Plans. The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable, unless such shares were acquired with borrowed funds.

Backup Withholding. The Fund may be required in certain cases to withhold and remit to the IRS a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the IRS for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund

23

that they are not subject to backup withholding when required to do so or that they are “exempt recipients.” The current withholding rate is 28%.

U.S. Tax Treatment of Foreign shareholders. Generally, nonresident aliens, foreign corporations and other foreign investors are subject to a 30% withholding tax on dividends paid by a U.S. corporation, although the rate may be reduced for an investor that is a qualified resident of a foreign country with an applicable tax treaty with the United States. In the case of a regulated investment company such as the Fund, however, certain categories of dividends are exempt from the 30% withholding tax. These generally include dividends attributable to the Fund’s net capital gains (the excess of net long-term capital gains over net short-term capital loss) and, for taxable years of the Fund beginning before January 1, 2014, dividends attributable to the Fund’s interest income from U.S. obligors and dividends attributable to net short-term capital gains of the Fund.

Foreign shareholders will generally not be subject to U.S. tax on gains realized on the sale, exchange or redemption of shares in the Fund, except that a nonresident alien individual who is present in the United States for 183 days or more in a calendar year will be taxable on such gains and on capital gain dividends from the Fund.

In contrast, if a foreign investor conducts a trade or business in the United States and the investment in the Fund is effectively connected with that trade or business, then the foreign investor’s income from the Fund will generally be subject to U.S. federal income tax at graduated rates in a manner similar to the income of a U.S. citizen or resident.

Beginning January 1, 2014, the Fund will be required to withhold 30% tax on certain payments to foreign entities that do not meet specified information reporting requirements under the Foreign Account Tax Compliance Act.

All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in the Fund.

State and Local Taxes. You may also be subject to state and local taxes on income and gain from Fund shares. State income taxes may not apply, however, to the portions of the Fund’s distributions, if any, that are attributable to interest on U.S. government securities. You should consult your tax advisor regarding the tax status of distributions in your state and locality.

More information about taxes is contained in the SAI.

Multi-Class Structure

The Fund also offers Investor Class Shares, which are offered directly to individual investors in a separate prospectus. Shares of each class of the Fund represent equal pro rata interests in the Fund and accrue dividends and calculate NAV and performance quotations in the same manner. The performance of each class is quoted separately due to different actual expenses. The total return on Institutional Class Shares of the Fund can be expected to differ from the total return on Investor Class Shares of the Fund. Information concerning other classes of the Fund can be requested by calling the Fund at (888) 261-4073.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND’S SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

24

ROBECO INVESTMENT FUNDS

of

The RBB Fund, Inc.

(888) 261-4073

http://www.robecoinvest.com

For More Information:

This Prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Robeco Investment Funds is available free of charge, upon request, including:

Annual/Semi—Annual Reports

These reports contain additional information about the Fund’s investments, describe the Fund’s performance, list portfolio holdings, and discuss recent market conditions and economic trends. The annual report includes fund strategies that significantly affected the Fund’s performance during their last fiscal year. When available, the annual and semi-annual reports to shareholders may be obtained by visiting http://www.robecoinvest.com.

Statement of Additional Information

An SAI, dated July 12, 2013 has been filed with the SEC. The SAI, which includes additional information about the Fund, may be obtained free of charge, along with the annual and semi—annual reports, by calling (888) 261-4073. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus (and is legally part of the prospectus). The SAI is available on Robeco’s website  at http://www.robecoinvest.com.

Shareholder Inquiries

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8 a.m. to 6 p.m. (Eastern time) Monday—Friday. Call: (888) 261-4073 or visit the website of Robeco at http://www.robecoinvest.com.

Purchases and Redemptions

Call (888) 261-4073.

Written Correspondence

Street Address:

Robeco Investment Funds, c/o BNY Mellon Investment Servicing (US), Inc., 4400 Computer Drive, Westborough, MA 01581

P.O. Box Address:

Robeco Investment Funds, c/o BNY Mellon Investment Servicing (US), Inc., P.O. Box 9816, Providence, RI 02940

Securities and Exchange Commission

You may also view and copy information about the Company and the Fund, including the SAI, by visiting the SEC’s Public Reference Room in Washington, DC or the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may also obtain copies of Fund documents by paying a duplicating fee and sending an electronic request to the following e-mail address: publicinfo@sec.gov, or by sending your written request and a duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-1520. You may obtain information on the operation of the public reference room by calling the SEC at (202) 551-8090.

INVESTMENT COMPANY ACT FILE NO. 811–05518

Investor Class

Robeco Investment Funds

of The RBB Fund, Inc.

Prospectus July 12, 2013

Robeco Boston Partners  Global Long/Short Fund — [ticker symbol]

The securities described in this prospectus have been registered with the Securities and Exchange Commission (“SEC”). The SEC, however, has not judged these securities for their investment merit and has not determined the accuracy or adequacy of this prospectus. Anyone who tells you otherwise is committing a criminal offense.

A look at the investment objective, strategies, risks, expenses and financial history of the Robeco Investment Fund offered in this Prospectus.

Details about the service providers for the Robeco Investment Fund offered in this Prospectus.

Policies and instructions for opening, maintaining and closing an account in the Robeco Investment Fund offered in this Prospectus.

SUMMARY SECTION	3

Robeco Boston Partners Global Long/Short Fund	3

ADDITIONAL INFORMATION ABOUT THE FUND
INVESTMENTS AND RISKS	9

MANAGEMENT OF THE FUND	12

Investment Adviser	12
Portfolio Managers	12

SHAREHOLDER INFORMATION	14

Pricing of Fund Shares	14
Market Timing	14
Purchase of Fund Shares	15
Redemption of Fund Shares	18
Exchange Privilege	21
Dividends and Distributions	21
Taxes	22
Multi-Class Structure	24

FOR MORE INFORMATION	Back Cover

2

SUMMARY SECTION - ROBECO BOSTON PARTNERS GLOBAL LONG/SHORT FUND

Investment Objective

The Fund seeks long-term growth of capital.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy and hold Investor Class shares of the Fund.

Investor Class
Shareholder Fees (fees paid directly from your investment)	1.00%
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load)	None
Maximum sales charge (load) imposed on reinvested dividends	None
Redemption fee (as a percentage of amount redeemed on shares held for less than 60 days, if applicable)	1.00%
Exchange fee (as a percentage of amount exchanged on shares held for less than 60 days, if applicable)	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.75%
Distribution and servicing ( 12b-1) fees	0.25%
Other expenses:
Dividend expense on short sales(1)	0.72%
Interest expense on borrowings	0.55%
Total other expenses(2)	2.67%
Total annual Fund operating expenses	5.94%
Fee waivers and expense reimbursements(3)	(2.17)%
Net expenses	3.77%

(1)         There are additional costs associated with the use of short sales. Short-sale dividends generally reduce the market value of the securities by the amount of the dividend declared; thus increasing the Fund’s unrealized gain or reducing the Fund’s unrealized loss on the securities sold short.

(2)         Estimated for the Fund’s first fiscal year.

(3)         The Fund’s investment adviser, Robeco Investment Management, Inc. (“Robeco”), has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the Total Annual Fund Operating Expenses (other than acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) for the Fund’s Investor Class shares exceeds 2.50% of the average daily net assets attributable to the Fund’s Investor Class shares. Because dividend expenses on short sales, acquired fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes are excluded from the expense limitation, Total Annual Fund Operating Expenses (after fee waivers and expense reimbursements) are expected to exceed 2.50%. This contractual limitation is in effect until December 31, 2014 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. If at any time during the first three years the Fund’s Advisory Agreement with Robeco is in effect, the Fund’s Total annual Fund operating expenses for that year are less than 2.50%, Robeco is entitled to reimbursement by the Fund of the advisory fees waived and other payments remitted by Robeco to the Fund during such three-year period.

3

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and Fund operating expenses remain the same. Although your actual costs and returns might be different, based on these assumptions your costs of investing $10,000 in the Fund would be:

	1 Year	3 Years
Investor Class	$379	$1,571

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total annual Fund operating expenses or in the Example, affect the Fund’s performance.

Summary of Principal Investment Strategies

The Fund invests in long positions in stocks identified by Robeco as undervalued and takes short positions in stocks that Robeco has identified as overvalued. The cash proceeds from short sales will be invested in short-term cash instruments to produce a return on such proceeds just below the federal funds rate. The Fund will invest, both long and short, in securities issued by U.S. and non-U.S. companies of any capitalization size. With a long position, the Fund purchases a stock outright; with a short position, the Fund sells a security that it does not own and must borrow to meet its settlement obligations. The Fund may invest in securities of companies operating for three years or less (“unseasoned issuers”). Robeco will determine the size of each long or short position by analyzing the tradeoff between the attractiveness of each position and its impact on the risk of the overall portfolio. Robeco examines various factors in determining the value characteristics of such issuers including price-to-book value ratios and price-to-earnings ratios. These value characteristics are examined in the context of the issuer’s operating and financial fundamentals, including return on equity, earnings growth and cash flow. Robeco selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria.

The Fund may invest in all types of equity and equity-related securities, including without limitation exchange-traded and over-the-counter common and preferred stocks, warrants, options, rights, convertible securities, sponsored and unsponsored depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies (including exchanged-traded funds (“ETFs”)), real estate investment trusts (“REITs”) and equity participations. An equity participation is a type of loan that gives the lender a portion of equity ownership in a property, in addition to principal and interest payments. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula.

The Fund defines non-U.S. companies as companies (i) that are organized under the laws of a foreign country; (ii) whose principal trading market is in a foreign country; or (iii) that have a majority of their assets, or that derive a significant portion of their revenue or profits from businesses, investments or sales, outside of the United States.  Under normal market conditions, the Fund invests significantly (ordinarily at least 40% — unless market conditions are not deemed favorable by Robeco, in which case the Fund would invest at least 30%) in non-U.S. companies.  The Fund principally will be invested in issuers located in countries with developed securities markets, but may also invest in issuers located in emerging markets.  The Fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries).

The Fund’s portfolio is rebalanced regularly.  Robeco assesses each investment’s changing characteristics relative to its contribution to portfolio risk. Robeco will sell an investment held long or close out a short position that Robeco believes no longer offers an appropriate return-to-risk tradeoff.

Under normal circumstances, Robeco expects to sell securities short so that the Fund’s portfolio is approximately 50% net long with an average of between 40% and 60% net long.

To meet margin requirements, redemptions or pending investments, the Fund may also temporarily hold a portion of its assets in full faith and credit obligations of the United States government and in short-term notes,

4

commercial paper or other money market instruments.

Robeco will sell a stock when it no longer meets one or more investment criteria, either through obtaining target value or due to an adverse change in fundamentals or business momentum. Each holding has a target valuation established at purchase, which Robeco constantly monitors and adjusts as appropriate.

The Fund may participate as a purchaser in initial public offerings of securities (“IPO”). An IPO is a company’s first offering of stock to the public.

The Fund may invest from time to time a significant portion of its assets in smaller issuers which are more volatile and less liquid than investments in issuers with a market capitalization greater than $1 billion.

The Fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

In general, the Fund’s investments are broadly diversified over a number of industries and, as a matter of policy, the Fund is limited to investing a maximum of 25% of its total assets in any one industry.

The Fund may invest up to 20% of its net assets in high yield debt obligations, such as bonds and debentures, used by U.S. and foreign corporations and other business organizations (e.g. trusts or limited liability companies. Such high yield debt obligations are not considered to be investment grade.  Non-investment grade fixed income securities (commonly known as “junk bonds”) are rated BB or lower by Standard & Poor’s Rating Group, or have a comparable rating by another nationally recognized statistical rating organization (“NRSRO”) (or, if unrated are determined by Robeco to be of comparable quality at the time of investment).  The Fund may (invest in securities of the lowest rating category, including securities in default. Robeco may, but is not required to, sell a bond or note held by the Fund in the event that its credit rating is downgraded.

The Fund may (but is not required to) invest in derivatives, including put and call options, futures, forward contracts and swaps, in lieu of investing directly in a security, currency or instrument, for hedging and non-hedging purposes.

While Robeco intends to fully invest the Fund’s assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. Robeco will determine when market conditions warrant temporary defensive measures.

Summary of Principal Risks

•             Management Risk. The Fund is subject to the risk of poor stock selection. In other words, Robeco may not be successful in its strategy of taking long positions in stocks the manager believes to be undervalued and short positions in stocks the manager believes to be overvalued. Further, since Robeco will manage both a long and a short portfolio, there is the risk that Robeco may make more poor investment decisions than an adviser of a typical stock mutual fund with only a long portfolio may make.

•             Market Risk. The net asset value (“NAV”) of the Fund will change with changes in the market value of its portfolio positions. Investors may lose money. Although the long portfolio of the Fund will invest in stocks Robeco believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.

•             High Yield Debt Obligations Risk. The Fund may invest up to 20% of its net assets in high yield debt obligations, such as bonds and debentures, issued by corporations and other business organizations. An issuer of debt obligations may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Such high yield debt obligations are referred to as “junk bonds” and are not considered to be investment grade.

•             Foreign Securities Risk. International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices. The Fund may invest in securities of foreign issuers either directly or depositary receipts. Depositary receipts may be available through “sponsored” or “unsponsored” facilities. Holders of unsponsored depositary receipts generally bear all of the costs of the unsponsored facility. The depository of an unsponsored facility is frequently under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. The depository of unsponsored depositary receipts may provide less information to receipt holders. Participatory notes (“P-notes”) are derivative instruments used by investors to take positions in certain foreign securities. P-notes present similar risks to investing directly in such securities and also expose investors to counterparty risk.

•             Emerging Markets Risk. Investment in emerging market securities involves greater risk than that

5

associated with investment in securities of issuers in developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.

•             Currency Risk. Investment in foreign securities also involves currency risk associated with securities that trade or are denominated in currencies other than the U.S. dollar and which may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency may cause the U.S. dollar value of an investment in that country to decline. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls.

•             Short Sales Risk. Short sales of securities may result in gains if a security’s price declines, but may result in losses if a security’s price rises. In a rising market, short positions may be more likely to result in losses because securities sold short may be more likely to increase in value. Short selling also involves the risks of: increased leverage, and its accompanying potential for losses; the potential inability to reacquire a security in a timely manner, or at an acceptable price; the possibility of the lender terminating the loan at any time, forcing the Fund to close the transaction under unfavorable circumstances; the additional costs that may be incurred; and the potential loss of investment flexibility caused by the Fund’s obligations to provide collateral to the lender and set aside assets to cover the open position. Short sales “against the box” may protect the Fund against the risk of losses in the value of a portfolio security because any decline in value of the security should be wholly or partially offset by a corresponding gain in the short position. Any potential gains in the security, however, would be wholly or partially offset by a corresponding loss in the short position. Short sales that are not “against the box” involve a form of investment leverage, and the amount of the Fund’s loss on a short sale is potentially unlimited. The use of short sales may cause the Fund to have higher expenses than those of other equity mutual funds because of higher transaction costs, premiums, interest or dividends payable to the lender.

•             Convertible Securities Risk. Securities that can be converted into common stock, such as certain securities and preferred stock, are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to the risks associated with equity securities.

•             Options Risk. An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a “call”) or sell (a “put”) an asset in the near future at an agreed upon price prior to the expiration date of the option. The Fund may “cover” a call option by owning the security underlying the option or through other means. The value of options can be highly volatile, and their use can result in loss if Robeco is incorrect in its expectation of price fluctuations. Losses incurred by the Fund in writing options can be potentially unlimited.

•             Derivatives Risk. The Fund’s investments in derivative instruments, which include futures and options on securities, securities indices or currencies, options on these futures, forward foreign currency contracts and interest rate or currency swaps, may be leveraged and result in losses exceeding the amounts invested.

•             REITs Risk. REITs may be affected by economic forces and other factors related to the real estate industry. Investing in REITs may involve risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500® Index. The Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by an externally managed REIT in which it invests.

•             Unseasoned Issuers Risk. Unseasoned issuers may not have an established financial history and may have limited product lines, markets or financial resources. Unseasoned issuers may depend on a few key personnel for management and may be susceptible to losses and risks of bankruptcy. As a result, such securities may be more volatile and difficult to sell.

•             Small-Cap Companies Risk. The small capitalization equity securities in which the Fund may

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invest may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the “pink sheets,” and may not be traded every day or in the volume typical of trading on a national securities exchange. These securities may also be subject to wide fluctuations in market value. The trading market for any given small capitalization equity security may be sufficiently small as to make it difficult for the Fund to dispose of a substantial block of such securities. The sale by the Fund of portfolio securities to meet redemptions may require the Fund to sell its small capitalization securities at a discount from market prices or during periods when, in Robeco’s judgment, such sale is not desirable. Moreover, the lack of an efficient market for these securities may make them difficult to value.

•             Portfolio Turnover Risk. If the Fund frequently trades its portfolio securities, the Fund will incur higher brokerage commissions and transaction costs, which could lower the Fund’s performance. In addition to lower performance, high portfolio turnover could result in taxable capital gains. The annual portfolio turnover rate for the Fund is not expected to exceed 400%; however, it may be higher if Robeco believes it will improve the Fund’s performance.

•             Segregated Account Risk. A security held in a segregated account cannot be sold while the position it is covering is outstanding, unless it is replaced with a similar security. As a result, there is a possibility that segregation of a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

•             Illiquid Securities Risk. Investing in illiquid securities is subject to certain risks, such as limitations on resale and uncertainty in determining valuation. Limitations on resale may adversely affect the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Fund might, in order to dispose of restricted securities, have to register securities resulting in additional expense and delay. Adverse market conditions could impede such a public offering of such securities.

•             IPO Risk. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to certain factors, such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, Robeco cannot guarantee continued access to IPOs.

•             Securities Lending Risk. The Fund may lend portfolio securities to institutions, such as certain broker-dealers. The Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

•             Exchange Traded Fund Risk. Exchange traded funds (“ETFs”) are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities that they are designed to track, although lack of liquidity in an ETF could result in its being more volatile. The Fund may incur brokerage fees in connection with its purchase of ETF shares.

•             Non-Diversification Risk. The Fund is non-diversified. Compared to other funds, the Fund may invest more of its assets in a smaller number of companies. Gains or losses on a single stock may have greater impact on the Fund.

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Performance Information

No performance information is available for the Fund because it had not commenced operations as of the date of this Prospectus.  The Fund intends to evaluate its performance as compared to that of the MSCI® World Index.  The performance information, when available, will provide some indication of the risks of investing in the Fund and will reflect the past performance of the Robeco Boston Partners Long-Short Global Fund (the “Private Fund”), a predecessor unregistered fund managed with full investment authority by Robeco. The Fund will be managed in all material respects in a manner equivalent to the management of the Private Fund. The Fund’s objectives, policies, guidelines and restrictions are in all material respects equivalent to the Private Fund. The assets of the Private Fund will be converted into assets of the Fund prior to commencement of operations of the Fund. The performance of the Private Fund will be restated to reflect the net expenses and maximum applicable sales charge of the Fund for its initial year of investment operations. No performance information for the Private Fund is currently available because it has not yet been in operation for a full calendar year.  Updated performance information will be available at www.robecoinvest.com or 1-888-261-4073.

Management of the Fund

Investment Adviser

Robeco Investment Management, Inc.

909 Third Avenue, 32nd Floor, New York, New York 10022

Portfolio Managers

Jay Feeney, Co-Chief Executive Officer and Chief Investment Officer-Equities, Co-portfolio Manager of the Fund since inception

Christopher K. Hart, Equity Portfolio Manager, Co-portfolio Manager of the Fund since inception

Purchase and Sale of Fund Shares

Minimum Initial Investment: $2,500

Minimum Additional Investment: $100

You can only purchase and redeem Investor Class shares of the Fund on days the New York Stock Exchange is open. Investor Class shares of the Fund may be available through certain brokerage firms, financial institutions and other industry professionals (collectively, “Service Organizations”). Shares of the Fund may also be purchased and redeemed directly through The RBB Fund, Inc. by the means described below.

Purchase and Redemption By Mail:	Purchase and Redemption By Wire:

Robeco Boston Partners Global Long/Short Fund
c/o BNY Mellon Investment Servicing (US) Inc.	Request routing instructions by calling the Fund’s transfer agent at 1-888-261-4073.
P.O. Box 9816
Providence, RI 02940-8042

Redemption By Telephone: If you select the option on your account application, you may call the Fund’s transfer agent at 1-888-261-4073.

Taxes

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and other related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENTS AND RISKS

This section provides some additional information about the Fund’s investments and certain portfolio management techniques that the Fund may use. More information about the Fund’s investments and portfolio management techniques, some of which entail risks, is included in the Statement of Additional Information (“SAI”).

Investment Objectives

The Fund’s investment objectives may be changed by the Board of Directors of The RBB Fund, Inc. (the “Company”) without shareholder approval. Shareholders will, however, receive 60 days’ prior notice of any changes. Any such changes may result in the Funds having investment objectives different from the objectives that the shareholder considered appropriate at the time of investment in the Fund.

Additional Information About the Fund’s Principal Investments and Risks

Derivative Contracts. The Fund may, but need not, use derivative contracts for any of the following purposes:

•                  To seek to hedge against the possible adverse impact of changes in stock market prices, currency exchange rates or interest rates in the market value of its securities or securities to be purchased; or

•                  As a substitute for buying or selling currencies or securities; or

•      To seek to enhance the Fund’s return in non-hedging situations.

Derivative contracts in which the Fund may invest include: futures and options on securities, securities indices or currencies; options on these futures; forward foreign currency contracts; and interest rate, total return or currency swaps. The Fund may use derivative contracts involving foreign currencies. A derivative contract will obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities in that the counterparty may default on its payment obligations or become insolvent. Derivatives can also make the Fund less liquid and harder to value, especially in declining markets.

Short Sales. The Fund will engage in short sales — including those that are not “against the box,” which means that the Fund may make short sales where the Fund does not currently own or have the right to acquire, at no added cost, securities identical to those sold short — in accordance with the provisions of the 1940 Act. In a typical short sale, the Fund borrows from a broker a security in order to sell the security to a third party. The Fund is then obligated to return a security of the same issuer and quantity at some future date. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any interest or dividend which accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The Fund realizes a loss to the extent the security increases in value or a profit to the extent the security declines in value (after taking into account any associated costs). Short sales “against the box” may protect the Fund against the risk of losses in the value of a portfolio security because any decline in value of the security should be wholly or partially offset by a corresponding gain in the short position. Any potential gains in the security, however, would be wholly or partially offset by a corresponding loss in the short position. Short sales that are not “against the box” involve a form of investment leverage, and the amount of the Fund’s loss on a short sale is potentially unlimited.

Equity and Equity-Related Securities. The Fund may invest in all types of equity securities. Equity securities include exchange-traded and over-the-counter common and preferred stocks, warrants, rights, convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies and REITs, and equity participations. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of a convertible security may not increase or decrease as rapidly as the underlying common stock. Common stocks may decline over short or even extended periods of time. The purchase of rights or warrants involves the risk that the Fund could lose the

9

purchase value of a right or warrant if the right to subscribe to additional shares is not executed prior to the right’s or warrant’s expiration. The value of such securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Investing in REITs may involve risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. State law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a limited partnership than investors in a corporation. Fluctuations in the value of equity securities in which a mutual fund invests will cause the Fund’s net asset value to fluctuate. The number of issuers in the Fund’s portfolios will vary over time.

Fixed Income Investments. The Fund may invest a portion of its assets in fixed income securities. Fixed income investments include bonds, notes (including structured notes), mortgage-backed securities, asset-backed securities, convertible securities, Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by corporate and governmental issuers and may have all types of interest rate payment and reset terms, including (without limitation) fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features.

The credit quality of securities held in the Fund’s portfolio is determined at the time of investment. If a security is rated differently by multiple ratings organizations, the Fund treats the security as being rated in the higher rating category. The Fund may choose not to sell securities that are downgraded below the Fund’s minimum accepted credit rating after their purchase.

Foreign Securities. The Fund may invest in securities of foreign issuers that are traded or denominated in U.S. dollars (including equity securities of foreign issuers trading in U.S. markets) directly or through American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) or International Depositary Receipts (“IDRs”). Depositary receipts may be available through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and the depository, whereas an unsponsored facility is established by the depository without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all of the costs of the unsponsored facility. The depository of an unsponsored facility is frequently under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. The depository of unsponsored depositary receipts may provide less information to receipt holders.

In addition, the Fund may also invest in securities denominated in foreign currencies and in multinational currencies such as the Euro. The Fund will value its securities and other assets in U.S. dollars. Investments in securities of foreign entities and securities denominated in foreign currencies involve special risks. These include possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. Changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund’s assets denominated or quoted in currencies other than the U.S. dollar. Emerging market investments offer the potential for significant gains but also involve greater risks than investing in more developed countries. Political or economic instability, lack of market liquidity and government actions such as currency controls or seizure of private business or property may be more likely in emerging markets.

The Fund will normally invest a significant portion of its assets in the equity securities and equity-related instruments issued by non-U.S. companies. The Fund may invest in securities denominated in the currencies of a variety of developed, emerging and frontier market countries. Unless hedged, currency fluctuations may have a material impact on the performance of a portfolio of non-U.S. dollar-denominated securities and such a portfolio may experience a decline or increase in value, in U.S. dollar terms, due to fluctuations in currency exchange rates. Robeco may, from time to time, but is not required to, hedge foreign currency exposure in the Fund’s portfolios. Further, the Fund may also from time to time enter into speculative currency positions independent of other positions in the Fund’s portfolios.

The Fund may also invest in participatory notes. Participatory notes (commonly known as “P-notes”) are derivative instruments used by investors to take positions in certain foreign securities. P-notes are generally

10

issued by the associates of foreign-based foreign brokerages and domestic institutional brokerages. P-notes represent interests in securities listed on certain foreign exchanges, and thus present similar risks to investing directly in such securities. P-notes also expose investors to counterparty risk, which is the risk that the entity issuing the note may not be able to honor its financial commitments.

Portfolio Concentration. Under normal market conditions, the Fund’s portfolios will generally be diversified by country and geographic region.

Exchange-Traded Funds (ETFs). The Fund may invest in ETFs to the extent permitted by the 1940 Act and applicable SEC orders. ETFs are registered investment companies whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. In general, ETFs seek to track a specified securities index or a basket of securities that an “index provider,” such as Standard & Poor’s, selects as representative of a market, market segment or industry sector. An ETF portfolio generally holds the same stocks or bonds as the index it tracks or it may hold a representative sample of such securities. Thus, an ETF is designed so that its performance will correspond closely with that of the index it tracks. As a shareholder in an ETF, the Fund will bear its pro rata portion of an ETF’s expenses, including advisory fees, in addition to its own expenses.

Other Investment Companies. The Fund may invest up to 10% of its total assets in the securities of other investment companies not affiliated with Robeco, but generally may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. The Fund may invest beyond these limits to the extent permitted under applicable law. Among other things, the Fund may invest in money market mutual funds for cash management purposes by “sweeping” excess cash balances into such funds until the cash is invested or otherwise utilized. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the Fund.

Portfolio Turnover. The Fund may engage in active and frequent trading, resulting in high portfolio turnover. This may lead to the realization and distribution to shareholders of higher capital gains, increasing their tax liability. Frequent trading may also increase transaction costs, which could detract from the Fund’s performance.

Securities Lending. The Fund may seek to increase its income by lending portfolio securities to institutions, such as certain broker-dealers. Portfolio security loans are secured continuously by collateral maintained on a current basis at an amount at least equal to the market value of the securities loaned. The value of the securities loaned by the Fund will not exceed 33 1/3% of the value of the Fund’s total assets. The Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

Temporary Investments. The Fund may depart from its principal investment strategy in response to adverse market, economic, political or other conditions by taking a temporary defensive position (up to 100% of its assets) in all types of money market and short-term debt securities. If the Fund Fund were to take a temporary defensive position, it may be unable for a time to achieve its investment objective.

Broad-Based Securities Market Index

The MSCI® World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

Disclosure of Portfolio Holdings

The complete portfolio holdings of the Fund is publicly available on Robeco’s website at www.robecoinvest.com as of the end of each calendar month, 15 days following the month end.  Any postings will remain available on the website at least until the Fund files with the SEC their semi-annual or annual shareholder report or quarterly portfolio holdings report that includes such period. A further description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

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MANAGEMENT OF THE FUND

Investment Adviser

Robeco provides investment management and investment advisory services to investment companies and other institutional and proprietary accounts.

Subject to the general supervision of the Company’s Board of Directors (the “Board of Directors”), Robeco manages the Fund’s portfolio and is responsible for the selection and management of all portfolio investments of the Fund in accordance with the Fund’s investment objective and policies.

Robeco Investment Management, Inc.

Robeco, located at 909 Third Avenue, 32nd Floor, New York, New York 10022, provides investment management and investment advisory services to other institutional and proprietary accounts.  Robeco is a subsidiary of Robeco Groep N.V., a Dutch public limited liability company (“Robeco Groep”). Founded in 1929, Robeco Groep is one of the world’s oldest asset management organizations. Robeco Groep is 100% owned by Rabobank Nederland (“Rabobank”). Rabobank is a cooperative bank that is owned by a large number of local banks in the Netherlands. On February 19, 2013, Robeco Groep and Rabobank announced that ORIX Corporation (“ORIX”) is acquiring approximately 90.01% of the equity in Robeco Groep from Rabobank.  The closing of the transaction, which constitutes a change in control of the Adviser, is subject to legal and regulatory approval and is expected to close in the second or third quarter of 2013.

For its services to the Fund, Robeco is entitled to receive a monthly advisory fee under the Advisory Agreement computed at an annual rate of 1.75% of the Fund’s average daily net assets.  Until December 31, 2014, Robeco has agreed to waive its fees to the extent necessary to maintain an annualized expense ratio for the Fund of 2.50% (excluding certain items discussed below). In determining Robeco’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause the Fund’s net annualized expense ratio to exceed the applicable expense limitation: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest and taxes. If at any time during the first three years the Fund’s Advisory Agreement with Robeco is in effect, the Fund’s Total annual Fund operating expenses for that year are less than 2.50%, Robeco is entitled to reimbursement by the Fund of the advisory fees waived and other payments remitted by Robeco to the Fund during such three-year period. There can be no assurance that Robeco will continue such waivers after December 31, 2014.

A discussion regarding the basis for the Company’s Board of Directors approval of the Fund’s investment advisory agreement with Robeco will be available in the Fund’s first annual or semi-annual report to shareholders.

Portfolio Managers

The investment results for different strategies of Robeco are not solely dependent on any one individual. There is a common philosophy and approach that is the backdrop for all of the investment strategies of Robeco. This philosophy is then executed through a very disciplined investment process managed by the designated portfolio manager for each of the strategies. This manager will be supported, not only by a secondary manager, but by Robeco’s general research staff and, very often, by dedicated analysts to the particular strategy.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

Joseph F. Feeney, Jr. and Christopher K. Hart serve as Co-portfolio Managers for the Fund.

Mr. Feeney is Co-Chief Executive Officer and Chief Investment Officer for Robeco Investment Management. He is responsible for the firm’s strategic, financial and operating decisions, and all aspects of investment management including the firm’s fundamental and quantitative research groups. He was one of the original partners of Boston Partners Asset Management in 1995. Prior to assuming these roles, he was Director of Research. Mr. Feeney joined the firm upon its inception in 1995 from Putnam Investments where he managed mortgage-backed securities portfolios. He began his career at the Bank of Boston where he was a loan officer specializing on highly leveraged loan portfolios. Mr. Feeney holds a B.S. degree in finance (Summa Cum Laude, Phi Beta Kappa) from the University of New Hampshire and an

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M.B.A. with High Honors from the University of Chicago. He holds the Chartered Financial Analyst designation and is past President of the Fixed Income Management Society of Boston. He has twenty-seven years of investment experience.

Mr. Hart is an equity portfolio manager for Robeco Boston Partners Global and International Equity products. Prior thereto, he was an assistant portfolio manager for the Robeco Boston Partners Small Cap Value products for three years. Before that, he was a research analyst and specialized in conglomerates, engineering and construction, building, machinery, aerospace & defense, and REITs sectors of the equity market. He joined the firm from Fidelity Investments where he was a research analyst. Mr. Hart holds a B.S. degree in finance, with a concentration in corporate finance from Clemson University. He holds the Chartered Financial Analyst designation. He has twenty-one years of investment experience.

Marketing Arrangements

Robeco or its affiliates may pay additional compensation, out of profits derived from Robeco’s management fee and not as an additional charge to the Fund managed by Robeco, to certain financial institutions (which may include banks, securities dealers and other industry professionals) for the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors and Fund shares (“revenue sharing”). These payments are in addition to any distribution or servicing fees payable under a 12b-1 distribution and/or service plan of the Fund, any record keeping or sub-transfer agency fees payable by the Fund, or other fees described in the fee table or elsewhere in the Prospectus or SAI. Examples of “revenue sharing” payments include, but are not limited to, payment to financial institutions for “shelf space” or access to a third party platform or fund offering list or other marketing programs, including, but not limited to, inclusion of the Fund on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting Robeco access to the financial institution’s sales force; conferences and meetings; assistance in training and educating the financial institution’s personnel; and obtaining other forms of marketing support. The level of revenue sharing payments made to financial institutions may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the Fund attributable to the financial institution, or other factors as agreed to by Robeco and the financial institution or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of Robeco from time to time, may be substantial, and may be different for different financial institutions depending upon the services provided by the financial institution. Such payments may provide an incentive for the financial institution to make shares of the Fund available to its customers and may allow the Fund greater access to the financial institution’s customers.

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SHAREHOLDER INFORMATION

Pricing of Fund Shares

Investor Class shares of the Fund (“Shares”) are priced at their net asset value (“NAV”). The NAV per share of the Fund is calculated as follows:

Value of Assets Attributable to the Investor Class
NAV =	- Value of Liabilities Attributable to the Investor Class
Number of Outstanding Shares of the Investor Class

The Fund’s NAV is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. The NYSE is generally open Monday through Friday, except national holidays. The Fund will effect purchases and redemptions of Fund shares at the NAV next calculated after receipt of your order or request in good order.

The Fund’s equity securities listed on any national or foreign exchange market system will be valued at the last sale price, except for the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”). Equity securities listed on NASDAQ will be valued at the official closing price. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. When prices are not available from such services or are deemed to be unreliable, securities may be valued by dealers who make markets in such securities. Foreign securities, currencies and other securities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar provided by a pricing service. All assets denominated in foreign currencies will be converted into U.S. dollars at the exchange rates in effect at the time of valuation. If the Fund holds foreign equity securities, the calculation of the Fund’s NAV will not occur at the same time as the determination of the value of the foreign equities securities in the Fund’s portfolio, since these securities are traded on foreign exchanges.

If market quotations are unavailable or deemed unreliable by the Fund’s administrator, in consultation with the Adviser, securities will be valued by Robeco in accordance with procedures adopted by the Company’s Board of Directors and under the Board of Directors ultimate supervision. In addition, the prices of foreign securities may be affected by events that occur after the close of a foreign market but before the Fund prices its shares. In such instances, a foreign security may be fair valued in accordance with procedures adopted by the Company’s Board of Directors. Relying on prices supplied by pricing services or dealers or using fair valuation involves the risk that the values used by the Fund to price its investments may be higher or lower than the values used by other investment companies and investors to price the same investments.

Investments in other open-end investment companies are valued based on the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses). Investments in ETFs, REITs and closed-end investment companies will be valued at their market price.

Market Timing

In accordance with the policy adopted by the Company’s Board of Directors, the Company discourages and does not accommodate market timing and other excessive trading practices. Purchases should be made with a view to longer-term investment only. Excessive short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund Shares held by long-term shareholders. The Company and Robeco reserve the right to (i) reject a purchase or exchange order, (ii) delay payment of immediate cash redemption proceeds for up to seven calendar days, (iii) revoke a shareholder’s privilege to purchase Fund Shares (including exchanges), or (iv) limit the amount of any exchange involving the purchase of Fund Shares. An investor may receive notice that their purchase order or exchange has been rejected after the day the order is placed or after acceptance by a financial intermediary. It is currently expected that a shareholder would receive notice that its purchase order or exchange

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has been rejected within 48 hours after such purchase order or exchange has been received by the Company in good order. Shareholders whose exchange orders have been rejected may choose to redeem their shares of the Fund at the NAV next calculated after such redemption request was received by the Fund’s transfer agent in good order. The Company and Robeco will not be liable for any loss resulting from rejected purchase orders. To minimize harm to the Company and its shareholders (or Robeco), the Company (or Robeco) will exercise their right if, in the Company’s (or Robeco’s) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Company or Robeco, has been or may be disruptive to the Fund. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Fund and its shareholders or would subordinate the interests of the Fund and its shareholders to those of Robeco or any affiliated person or associated person of Robeco.

To deter excessive shareholder trading, the Fund generally charges a redemption fee of 1.00% on shares redeemed that have been held for less than 60 days. In addition, the Fund generally limits the number of exchanges to six (6) exchanges per year (and one exchange per calendar month). For further information on redemptions and exchanges, please see the sections titled “Shareholder Information — Redemption of Fund Shares” and “Shareholder Information — Exchange Privilege.”

Pursuant to the policy adopted by the Board of Directors, Robeco has developed criteria that it uses to identify trading activity that may be excessive. If, in its judgment, Robeco detects excessive, short-term trading, Robeco may reject or restrict a purchase request and may further seek to close an investor’s account with the Fund.

If necessary, the Company may prohibit additional purchases of Fund shares by a financial intermediary or by certain customers of the financial intermediary. Financial intermediaries may also monitor their customers’ trading activities in the Fund. The criteria used by intermediaries to monitor for excessive trading may differ from the criteria used by the Company. If a financial intermediary fails to enforce the Company’s excessive trading policies, the Company may take certain actions, including terminating the relationship.

There is no assurance that the Fund will be able to identify market timers, particularly if they are investing through intermediaries.

Purchase of Fund Shares

Shares representing interests in the Fund are offered continuously for sale by Foreside Funds Distributors, LLC, formerly known as BNY Mellon Distributors Inc. (the “Distributor”). The Board of Directors has approved a Distribution Agreement and adopted a separate Plan of Distribution for the shares (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Distributor is entitled to receive from the Fund a distribution fee with respect to the Shares, which is accrued daily and paid monthly, of up to 0.25% on an annualized basis of the average daily net assets of the Shares. The actual amount of such compensation under the Plan is agreed upon by the Company’s Board of Directors and by the Distributor. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Amounts paid to the Distributor under the Plan may be used by the Distributor to cover expenses that are related to (i) the sale of the Shares, (ii) ongoing servicing and/or maintenance of the accounts of shareholders, and (iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Shares, all as set forth in the Fund’s 12b-1 Plan. Ongoing servicing and/or maintenance of the accounts of shareholders may include updating and mailing prospectuses and shareholder reports, responding to inquiries regarding shareholder accounts and acting as agent or intermediary between shareholders and the Fund or its service providers. The Distributor may delegate some or all of these functions to Service Organizations. See “Purchases Through Intermediaries” below.

The Plan obligates the Fund, during the period it is in effect, to accrue and pay to the Distributor on behalf of the Shares the fee agreed to under the Distribution Agreement. Payments under the Plan are not tied exclusively to expenses actually incurred by the Distributor, and the payments may exceed distribution expenses actually incurred.

Purchases Through Intermediaries. Shares of the Fund may also be available through certain brokerage firms, financial institutions and other industry professionals (collectively, “Service Organizations”). Certain features of the Shares, such as the initial and subsequent investment minimums and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations

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may impose transaction or administrative charges or other direct fees, which charges and fees would not be imposed if Shares are purchased directly from the Company. Therefore, you should contact the Service Organization acting on your behalf concerning the fees (if any) charged in connection with a purchase or redemption of Shares and should read this Prospectus in light of the terms governing your accounts with the Service Organization. Service Organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to the Company in accordance with their agreements with the Company or its agent and with clients or customers. Service Organizations or, if applicable, their designees that have entered into agreements with the Company or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Company’s pricing on the following Business Day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Company will be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts a purchase or redemption order in good order. If a purchase order is not received by the Fund in good order, the Transfer Agent will contact the financial intermediary to determine the status of the purchase order. Orders received by the Company in good order will be priced at the appropriate Fund’s NAV next computed after they are deemed to have been received by the Service Organization or its authorized designee.

For administration, subaccounting, transfer agency and/or other services, Robeco, the Distributor or their affiliates may pay Service Organizations and certain recordkeeping organizations a fee (the “Service Fee”) relating to the average annual NAV of accounts with the Company maintained by such Service Organizations or recordkeepers. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper.

General. You may also purchase Shares of the Fund at the NAV per share next calculated after your order is received by the Transfer Agent in good order as described below. The Fund’s NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. After an initial purchase is made, the Transfer Agent will set up an account for you on the Company records. The minimum initial investment in the Fund is $2,500 and the minimum additional investment is $100. The minimum initial and subsequent investment requirements may be reduced or waived from time to time. For purposes of meeting the minimum initial purchase, purchases by clients which are part of endowments, foundations or other related groups may be combined. You can only purchase Shares of the Fund on days the NYSE is open and through the means described below. Shares may be purchased by principals and employees of the Adviser and its subsidiaries and by their spouses and children either directly or through any trust that has the principal, employee, spouse or child as the primary beneficiaries, their individual retirement accounts, or any pension and profit-sharing plan of the Adviser and its subsidiaries without being subject to the minimum investment limitations.

Initial Investment By Mail. An account may be opened by completing and signing the application included with this Prospectus and mailing it to the Transfer Agent at the address noted below, together with a check ($2,500 minimum) payable to the Fund in which you would like to invest. Third party checks will not be accepted.

Regular Mail:	Overnight Mail:
Robeco Boston Partners Global Long/Short Fund	Robeco Boston Partners Global Long/Short Fund
c/o BNY Mellon Investment Servicing (US) Inc.	c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9816	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860-1427

The name of the Fund to be purchased should be designated on the application and should appear on the check. Payment for the purchase of Shares received by mail will be credited to a shareholder’s account at the NAV per share of the Fund next determined after receipt of payment in good order.

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Initial Investment By Wire. Shares of the Fund may be purchased by wiring federal funds to. A completed application must be forwarded to the Transfer Agent at the address noted above under “Initial Investment by Mail” in advance of the wire. Notification must be given to the Transfer Agent at (888) 261-4073 prior to 4:00 p.m., Eastern time, on the wire date. (Prior notification must also be received from investors with existing accounts.) Request account information and routing instructions by calling the Transfer Agent at (888) 261-4073.

Federal funds wire purchases will be accepted only on days when the NYSE is open for business.

Additional Investments. Additional investments may be made at any time (minimum additional investment $100) by purchasing Shares of the Fund at the NAV per Share of the Fund by mailing a check to the Transfer Agent at the address noted under “Initial Investment by Mail” (payable to Robeco Boston Partners Global Long/Short Fund or by wiring monies as outlined under “Initial Investment by Wire.” Notification must be given to the Transfer Agent at (888) 261-4073 prior to 4:00 p.m., Eastern time, on the wire date. Initial and additional purchases made by check cannot be redeemed until payment of the purchase has been collected. This may take up to 15 calendar days from the date of purchase.

Automatic Investment Plan. Additional investments in Shares of the Fund may be made automatically by authorizing the Transfer Agent to withdraw funds from your bank account through an Automatic Investment Plan ($100 minimum). Investors desiring to participate in an Automatic Investment Plan should call the Transfer Agent at (888) 261-4073.

Retirement Plans. Shares may be purchased in conjunction with individual retirement accounts (“IRAs”) and rollover IRAs. For further information as to applications and annual fees, contact the Transfer Agent at (888) 261- 4073. To determine whether the benefits of an IRA are available and/or appropriate, you should consult with a tax advisor.

Purchases in Kind. In certain circumstances, Shares of the Fund may be purchased “in kind” (i.e. in exchange for securities, rather than cash). The securities rendered in connection with an in-kind purchase must be liquid securities that are not restricted as to transfer and have a value that is readily ascertainable in accordance with the Company’s valuation procedures. Securities accepted by the Fund will be valued, as set forth in this Prospectus, as of the time of the next determination of net asset value after such acceptance. The Shares of the Fund that are issued to the investor in exchange for the securities will be determined as of the same time. All dividend, subscription, or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund by the investor upon receipt from the issuer. The Fund will not accept securities in exchange for its Shares unless such securities are, at the time of the exchange, eligible to be held by the Fund and satisfy such other conditions as may be imposed by the Adviser or the Company. Purchases in-kind may result in the recognition of gain or loss for federal income tax purposes on the securities transferred to the Fund.

Other Purchase Information. The Company reserves the right, in its sole discretion, to suspend the offering of Shares or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. Subject to Board of Directors’ discretion, Robeco will monitor the Fund’s total assets and may decide to close the Fund at any time to new investments or to new accounts due to concerns that a significant increase in the size of the Fund may adversely affect the implementation of the Fund’s strategy. Subject to Board of Directors’ discretion, Robeco may also choose to reopen a closed Fund to new investments at any time, and may subsequently close such Fund again should concerns regarding the Fund’s size recur. If the Fund closes to new investments, generally the closed Fund would be offered only to certain existing shareholders of the Fund and certain other persons, who are generally subject to cumulative, maximum purchase amounts, as follows:

a.                   Persons who already hold Shares of the closed Fund directly or through accounts maintained by financial intermediaries by arrangement with the Company;

b.                   Existing and future clients of registered investment advisers and planners whose clients already hold Shares of the closed Fund on transaction fee and non-transaction fee platforms;

c.                    Employees of Robeco and their spouses, parents and children;

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d.                   Directors of the Company; and

e.                    Defined contribution retirement plans of private employers and governed by ERISA or of state and local governments.

Other persons who are shareholders of other Robeco Investment Funds are not permitted to acquire Shares of the closed Fund by exchange. Distributions to all shareholders of the closed Fund will continue to be reinvested unless a shareholder elects otherwise. Robeco, subject to the Board of Directors’ discretion, reserves the right to implement other purchase limitations at the time of closing, including limitations on current shareholders.

Purchases of the Fund’s Shares will be made in full and fractional shares of the Fund calculated to three decimal places.

The Company’s officers are authorized to waive the minimum initial and subsequent investment requirements.

Good Order. A purchase request is considered to be in good order when all necessary information is provided and all required documents are properly completed, signed and delivered. Purchase requests not in good order may be rejected.

Customer Identification Program. Federal law requires the Company to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Company. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor’s Shares and close an account in the event that an investor’s identity is not verified. The Company and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s Shares when an investor’s identity cannot be verified.

Redemption of Fund Shares

Normally, your investment professional will send your request to redeem Shares to the Transfer Agent. Consult your investment professional for more information. You can redeem some or all of your Fund Shares directly through the Fund only if the account is registered in your name. All IRA shareholders must complete an IRA withdrawal form to redeem shares from their IRA account.

You may redeem Shares of the Fund at the next NAV calculated after a redemption request is received by the Transfer Agent in good order. The Fund’s NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. You can only redeem Shares on days the NYSE is open and through the means described below.

You may redeem Shares of the Fund by mail, or, if you are authorized, by telephone (excluding retirement accounts). The value of Shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by the Fund. There is generally no charge for a redemption. However, with the exception of defined contribution plans and certain clients of financial intermediaries who systematically trade in and out of the Fund based on model portfolio allocations, if a shareholder of the Fund redeems Shares held for less than 60 days, a transaction fee of 1.00% of the NAV of the Shares redeemed at the time of redemption will be charged.

Redemption By Mail. Your redemption requests should be addressed to Robeco Boston Partners Global Long/Short Fund, c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9816, Providence, RI 02940; for overnight delivery, requests should be addressed to Robeco Boston Partners Global Long/Short Fund, c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581 and must include:

a.              Name of the Fund;

b.     Account number;

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c.     Your share certificates, if any, properly endorsed or with proper powers of attorney;

d.              A letter of instruction specifying the number of Shares or dollar amount to be redeemed, signed by all registered owners of the Shares in the exact names in which they are registered;

e.               Medallion signature guarantees are required when (i) the redemption proceeds are to be sent to someone other than the registered shareholder(s) or (ii) the redemption request is for $50,000 or more. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a Medallion Program recognized by the Securities Transfer Association. The three recognized Medallion Programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Program (MSP). Signature guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable; and

f.                Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

Redemption By Telephone. In order to request a telephone redemption, you must have returned your account application containing a telephone election. To add a telephone redemption option to an existing account, contact the Transfer Agent by calling (888) 261-4073. Please note that IRA accounts are not eligible for telephone redemption.

Once you are authorized to utilize the telephone redemption option, a redemption of Shares may be requested by calling the Transfer Agent at (888) 261-4073 and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. A wire charge of $7.50 is assessed and charged to the shareholder. If the telephone redemption option or the telephone exchange option is authorized, the Transfer Agent may act on telephone instructions from any person representing himself or herself to be a shareholder and believed by the Transfer Agent to be genuine. The Transfer Agent’s records of such instructions are binding and shareholders, not the Company or the Transfer Agent, bear the risk of loss in the event of unauthorized instructions reasonably believed by the Company or the Transfer Agent to be genuine. The Company and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated are genuine and, if the Company and Transfer Agent do not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Company and the Transfer Agent in connection with transactions initiated by telephone include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.

Systematic Withdrawal Plan. If your account has a value of at least $10,000, you may establish a Systematic Withdrawal Plan and receive regular periodic payments. A request to establish a Systematic Withdrawal Plan must be submitted in writing to the Transfer Agent at P.O. Box 9816, Providence, RI 02940. Each withdrawal redemption will be processed on or about the 25th of the month and mailed as soon as possible thereafter. There are no service charges for maintenance; the minimum amount that you may withdraw each period is $100. (This is merely the minimum amount allowed and should not be mistaken for a recommended amount.) The holder of a Systematic Withdrawal Plan will have any income dividends and any capital gains distributions reinvested in full and fractional shares at NAV. To provide funds for payment, Shares will be redeemed in such amounts as are necessary at the redemption price. The systematic withdrawal of Shares may reduce or possibly exhaust the Shares in your account, particularly in the event of a market decline. As with other redemptions, a systematic withdrawal payment is a sale for federal income tax purposes. Payments made pursuant to a Systematic Withdrawal Plan cannot be considered as actual yield or income since part of such payments may be a return of capital.

You will ordinarily not be allowed to make additional investments of less than the aggregate annual withdrawals under the Systematic Withdrawal Plan during the time you have the plan in effect and, while a Systematic Withdrawal Plan is in effect, you may not make periodic investments under the Automatic Investment Plan. You will receive a confirmation of each transaction and the Share and cash balance remaining in your plan. The plan may be terminated on written notice by the shareholder or by the Fund and will terminate automatically if all Shares are liquidated or withdrawn from the account or upon the death or incapacity of the shareholder. You may change the amount and schedule of withdrawal payments or suspend such payments by giving written notice to the Transfer Agent at least ten Business Days prior to the end of the month preceding a scheduled payment.

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Transaction Fees on Certain Redemptions

The Fund requires the payment of a transaction fee equal to a percentage of the NAV of the Shares redeemed that are held for less than the indicated period of time in the chart below.

Fund	Fee	Shares held less than:
Robeco Boston Partners Global Long/Short Fund	1.00%	60 days

This additional transaction fee is paid to the Fund, NOT to the Adviser, Distributor or Transfer Agent. It is NOT a sales charge or a contingent deferred sales charge. The fee does not apply to: (i) defined contribution plans, (ii) redeemed Shares that were purchased through reinvested dividends or capital gain distributions, or (iii) redemptions of Shares by certain clients of financial intermediaries who systematically trade in and out of the Fund based on model portfolio allocations. The additional transaction fee is intended to limit short-term trading in the Fund or, to the extent that short-term trading persists, to impose the costs of that type of activity on the shareholders who engage in it. These costs include: (i) brokerage costs; (ii) market impact costs — i.e., the decrease in market prices which may result when the Fund sells certain securities in order to raise cash to meet the redemption request; (iii) the realization of capital gains by the other shareholders in the Fund; and (iv) the effect of the “bid-ask” spread in the over-the-counter market. The transaction fee represents the Fund’s estimate of the brokerage and other transaction costs which may be incurred by the Fund in disposing of stocks in which the Fund may invest. Without the additional transaction fee, the Fund would generally be selling its shares at a price less than the cost to the Fund of acquiring the portfolio securities necessary to maintain its investment characteristics, resulting in reduced investment performance for all shareholders in the Fund. With the additional transaction fee, the transaction costs of selling additional stocks are not borne by all existing shareholders, but the source of funds for these costs is the transaction fee paid by those investors making redemptions of the Fund. The Fund reserves the right, at its discretion, to waive, modify or terminate the additional transaction fee. The Fund will use the first-in, first-out method to determine your holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of Shares held in your account. The short-term redemption fee will be assessed on the net asset value of those Shares calculated at the time the redemption is effected.

Shares may be held through omnibus arrangements maintained by intermediaries such as broker-dealers, investment advisers, transfer agents, administrators and insurance companies. Omnibus accounts include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day where the purchases and redemptions of Shares by the investors are netted against one another. Although the Fund and its service providers may, in certain circumstances, request access to information about individual shareholder transactions made through such omnibus arrangements, the identities of individual investors whose purchase and redemption orders are aggregated are not generally known by the Fund. If a financial intermediary fails to enforce the Fund’s market timing policies or redemption fee, the Fund may take certain actions, including terminating the relationship.

Involuntary Redemption. The Fund reserves the right to redeem a shareholder’s account in the Fund at any time the value of the account in the Fund falls below $500 as the result of a redemption or an exchange request. Shareholders will be notified in writing that the value of their account in the Fund is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed. The transaction fee applicable to the Fund will not be charged when Shares are involuntarily redeemed.

The Fund may assert the right to redeem your shares at current NAV at any time and without prior notice if and to the extent that such redemption is necessary to reimburse the Fund for any loss sustained by reason of your failure to make full payment for shares of the Fund you previously purchased or subscribed for.

Other Redemption Information. Redemption proceeds for Shares of the Fund recently purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option.

Other than as described above, payment of the redemption proceeds will be made within seven days after receipt of an order for a redemption. The Company may suspend the right of redemption or postpone the date at times when the NYSE is closed or under any emergency circumstances as determined by the SEC.

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If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by the Fund instead of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of portfolio securities so received in payment of redemptions. If a shareholder receives redemption proceeds in-kind, the shareholder will bear the market risk of the securities received in the redemption until their disposition and should expect to incur transaction costs upon the disposition of the securities. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act, so that the Fund is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund.

Good Order. A redemption request is considered to be in good order when all necessary information is provided and all required documents are properly completed, signed and delivered. Redemption requests not in good order may be delayed.

Exchange Privilege

The exchange privilege is available to shareholders residing in any state in which the Shares being acquired may be legally sold. A shareholder may exchange Investor Class Shares of any Robeco Investment Fund for Investor Class Shares of another Robeco Investment Fund, up to six (6) times per year (one exchange per calendar month). Such an exchange will be effected at the NAV of the exchanged Investor Class Shares and the NAV of the Investor Class Shares to be acquired next determined after BNY Mellon’s receipt of a request for an exchange. An exchange of Fund held for less than 60 days (with the exception of Shares purchased through dividend reinvestment or the reinvestment of capital gains) will be subject to a transaction fee of 1.00%. A shareholder may make an exchange by sending a written request to the Transfer Agent or, if authorized, by telephone (see “Redemption by Telephone” above). Defined contribution plans are not subject to the above exchange limitations, including any applicable redemption fee.

If the exchanging shareholder does not currently own Investor Class Shares of the Fund, a new account will be established with the same registration, dividend and capital gain options as the account from which Shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed. See “Redemption by Mail” for information on signature guarantees. The exchange privilege may be modified or terminated at any time, or from time to time, by the Fund, upon 60 days’ written notice to shareholders.

If a shareholder wants to exchange shares into a new account in the Fund, the dollar value of the Shares acquired must equal or exceed the Fund’s minimum investment requirement for a new account. If a shareholder wants to exchange shares into an existing account, the dollar value of the shares must equal or exceed the Fund’s minimum investment requirement for additional investments. If an amount remains in the Fund from which the exchange is being made that is below the minimum account value required, the account will be subject to involuntary redemption.

The Fund’s exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege, which may potentially disrupt the management of the Fund and increase transaction costs, the Fund has established a policy of limiting excessive exchange activity. Shareholders are entitled to six (6) exchange redemptions (one exchange per calendar month) from the Fund during any twelve-month period. Notwithstanding these limitations, the Fund reserves the right to reject any purchase request (including exchange purchases from other Robeco Investment Funds) that is deemed to be disruptive to efficient portfolio management.

Under Internal Revenue Code section 1036, an exchange of shares of one class for shares of another class constitutes a nontaxable exchange for federal income tax purposes, and your basis and holding period for your existing shares will carry over to your new shares. The Fund intends to report the exchange as an entirely nontaxable transaction. It is possible, however, for you to recognize dividend income as a result of the exchange due to differences in the expense ratios between the two classes, but the amount of any such income would not exceed the value of any additional shares that you receive in the transaction.

Dividends and Distributions

The Fund will distribute substantially all of its net investment income and net realized capital gains, if any, to its

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shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the Fund unless a shareholder elects otherwise.

The Fund will declare and pay dividends from net investment income annually. Net realized capital gains (including net short-term capital gains), if any, will be distributed by the Fund at least annually. The estimated amount of any annual distribution will be posted to Robeco’s website at www.robecoinvest.com or a free copy may be obtained by calling (888) 261-4073.

The Fund may pay additional distributions and dividends at other times if necessary for the Fund to avoid U.S. federal tax. The Fund’s distributions and dividends, whether received in cash or reinvested in additional Fund Shares, are subject to U.S. federal income tax.

Taxes

The following is a summary of certain United States tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are individual United States citizens or residents. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Federal Taxes of Distributions. The Fund contemplates distributing as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Except as otherwise discussed below, you will be subject to federal income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. Fund distributions attributable to short-term capital gains and net investment income will generally be taxable to you as ordinary income except as discussed below.

Distributions attributable to the net capital gain of the Fund will be taxable to you as long-term capital gain, no matter how long you have owned your Fund shares. The maximum long-term capital gain rate applicable to individuals, estates, and trusts is currently 23.8% (which includes a 3.8% Medicare tax). You will be notified annually of the tax status of distributions to you.

Distributions of “qualifying dividends” will also generally be taxable to you at long-term capital gain rates, as long as certain requirements are met. In general, if 95% or more of the gross income of the Fund (other than net capital gain) consists of dividends received from domestic corporations or “qualified” foreign corporations (“qualifying dividends”), then all distributions paid by the Fund to individual shareholders will be taxed at long-term capital gain rates. But if less than 95% of the gross income of the Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. For the lower rates to apply, you must have owned your Fund shares for at least 61 days during the 121-day period beginning on the date that is 60 days before the Fund’s ex-dividend date (and the Fund will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend). The amount of the Fund’s distributions that qualify for this favorable treatment may be reduced as a result of the Fund’s securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or “non-qualified” foreign corporations.

Distributions from the Fund will generally be taxable to you in the taxable year in which they are paid, with one exception. Distributions declared by the Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

It is expected that the Fund will be subject to foreign withholding or other foreign income taxes with respect to dividends or interest received from (and, in some cases, gains recognized on shares of stock of) non-U.S. companies. If more than 50% of the value of the Fund’s assets at the close of its taxable year consist of foreign securities and certain other requirements are met, the Fund may make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would allow you either (1) to credit that proportionate amount of taxes against U.S. federal income tax liability as a foreign tax credit, subject to applicable limitations, or (2) to take that amount as an itemized deduction.

A portion of distributions paid by the Fund to shareholders that are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing

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limitations.

If you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as “buying into a dividend.”

Sales and Exchanges. You will generally recognize taxable gain or loss for federal income tax purposes on a sale, exchange or redemption of your shares, including an exchange for shares of another Robeco Investment Fund, based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you dispose of them.

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a disposition of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

The Fund (or relevant broker or financial advisor) is required to compute and report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders cost basis information when such shares are sold or exchanged.  The Fund has elected to use the average cost method, unless you instruct the Fund to use a different IRS-accepted cost basis method, or choose to specifically identify your shares at the time of each sale or exchange.  If your account is held by your broker or other financial advisor, they may select a different cost basis method.  In these cases, please contact your broker or other financial advisor to obtain information with respect to the available methods and elections for your account.  You should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal and state income tax returns.  Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting requirements apply to them.

IRAs and Other Tax-Qualified Plans. The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable, unless such shares were acquired with borrowed funds.

Backup Withholding. The Fund may be required in certain cases to withhold and remit to the IRS a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the IRS for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are “exempt recipients.” The current withholding rate is 28%.

U.S. Tax Treatment of Foreign shareholders. Generally, nonresident aliens, foreign corporations and other foreign investors are subject to a 30% withholding tax on dividends paid by a U.S. corporation, although the rate may be reduced for an investor that is a qualified resident of a foreign country with an applicable tax treaty with the United States. In the case of a regulated investment company such as the Fund, however, certain categories of dividends are exempt from the 30% withholding tax. These generally include dividends attributable to the Fund’s net capital gains (the excess of net long-term capital gains over net short-term capital loss) and, for taxable years of the Fund beginning before January 1, 2014, dividends attributable to the Fund’s interest income from U.S. obligors and dividends attributable to net short-term capital gains of the Fund.

Foreign shareholders will generally not be subject to U.S. tax on gains realized on the sale, exchange or redemption of shares in the Fund, except that a nonresident alien individual who is present in the United States for 183 days or more in a calendar year will be taxable on such gains and on capital gain dividends from the Fund.

In contrast, if a foreign investor conducts a trade or business in the United States and the investment in the Fund is effectively connected with that trade or business, then the foreign investor’s income from the Fund will generally be subject to U.S. federal income tax at graduated rates in a manner similar to the income of a U.S. citizen or resident.

23

Beginning January 1, 2014, the Fund will be required to withhold 30% tax on certain payments to foreign entities that do not meet specified information reporting requirements under the Foreign Account Tax Compliance Act.

All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in the Fund.

State and Local Taxes. You may also be subject to state and local taxes on income and gain from Fund shares. State income taxes may not apply, however, to the portions of the Fund’s distributions, if any, that are attributable to interest on U.S. government securities. You should consult your tax advisor regarding the tax status of distributions in your state and locality.

More information about taxes is contained in the SAI.

Multi-Class Structure

The Fund also offers Institutional Class Shares, which are offered directly to institutional investors without distribution fees in a separate prospectus. Shares of each class of the Fund represent equal pro rata interests in the Fund and accrue dividends and calculate NAV and performance quotations in the same manner. The performance of each class is quoted separately due to different actual expenses. The total return on Investor Class Shares of the Fund can be expected to differ from the total return on Institutional Class Shares of the Fund. Information concerning other classes of the Fund can be requested by calling the Fund at (888) 261-4073.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND’S SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

24

ROBECO INVESTMENT FUNDS

of

The RBB Fund, Inc.

(888) 261-4073

http://www.robecoinvest.com

For More Information:

This Prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Robeco Investment Funds is available free of charge, upon request, including:

Annual/Semi—Annual Reports

These reports contain additional information about the Fund’s investments, describe the Fund’s performance, list portfolio holdings, and discuss recent market conditions and economic trends. The annual report includes fund strategies that significantly affected the Fund’s performance during their last fiscal year. When available, the annual and semi-annual reports to shareholders may be obtained by visiting http://www.robecoinvest.com.

Statement of Additional Information

An SAI, dated July 12, 2013 has been filed with the SEC. The SAI, which includes additional information about the Fund, may be obtained free of charge, along with the annual and semi—annual reports, by calling (888) 261-4073. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus (and is legally part of the prospectus). The SAI is available on Robeco’s website  at http://www.robecoinvest.com.

Shareholder Inquiries

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8 a.m. to 6 p.m. (Eastern time) Monday—Friday. Call: (888) 261-4073 or visit the website of Robeco at http://www.robecoinvest.com.

Purchases and Redemptions

Call (888) 261-4073.

Written Correspondence

Street Address:

Robeco Investment Funds, c/o BNY Mellon Investment Servicing (US), Inc., 4400 Computer Drive, Westborough, MA 01581

P.O. Box Address:

Robeco Investment Funds, c/o BNY Mellon Investment Servicing (US), Inc., P.O. Box 9816, Providence, RI 02940

Securities and Exchange Commission

You may also view and copy information about the Company and the Fund, including the SAI, by visiting the SEC’s Public Reference Room in Washington, DC or the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may also obtain copies of Fund documents by paying a duplicating fee and sending an electronic request to the following e-mail address: publicinfo@sec.gov, or by sending your written request and a duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-1520. You may obtain information on the operation of the public reference room by calling the SEC at (202) 551-8090.

INVESTMENT COMPANY ACT FILE NO. 811—05518

STATEMENT OF
ADDITIONAL INFORMATION

ROBECO INVESTMENT FUNDS

of
The RBB Fund, Inc.

Institutional Class
Robeco Boston Partners Global Long/Short Fund — [ticker symbol]

Investor Class
Robeco Boston Partners Global Long/Short Fund — [ticker symbol]

July 12, 2013

This Statement of Additional Information (“SAI”) provides information about the Robeco Boston Partners Global Long/Short Fund (the “Fund”). The Fund is a series of The RBB Fund, Inc. (the “Company”). This information is in addition to the information contained in the Institutional Class and Investor Class shares’ Prospectuses of the Fund dated July 12, 2013 (each, a “Prospectus” and together, the “Prospectuses”).

This SAI is not a prospectus. It should be read in conjunction with the Prospectuses. Copies of the Prospectuses may be obtained by calling toll-free (888) 261-4073.

GENERAL INFORMATION	S-1

INVESTMENT INSTRUMENTS AND POLICIES	S-1

INVESTMENT LIMITATIONS	S-22

DISCLOSURE OF PORTFOLIO HOLDINGS	S-23

MANAGEMENT OF THE COMPANY	S-25

CODE OF ETHICS	S-32

PROXY VOTING	S-32

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	S-32

INVESTMENT ADVISORY AND OTHER SERVICES	S-32

INVESTMENT ADVISER	S-32

PORTFOLIO MANAGERS	S-34

CUSTODIAN AGREEMENTS	S-35

DISTRIBUTION ARRANGEMENTS	S-36

DISTRIBUTION AGREEMENT AND PLAN OF DISTRIBUTION	S-36

FUND TRANSACTIONS	S-37

PURCHASE AND REDEMPTION INFORMATION	S-37

TELEPHONE TRANSACTION PROCEDURES	S-39

VALUATION OF SHARES	S-39

TAXES	S-39

MISCELLANEOUS	S-42

APPENDIX A	A-1

APPENDIX B	B-1

i

GENERAL INFORMATION

The Company is an open-end management investment company currently operating [eighteen] separate portfolios. The Company is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and was organized as a Maryland corporation on February 29, 1988. This SAI pertains to the Institutional Class and Investor Class shares representing interests in the Robeco Investment Fund that is offered by the Prospectuses. The Fund is a non-diversified portfolio. Robeco Investment Management Inc. (“Robeco” or the “Adviser”) serves as the investment adviser to the Fund.

INVESTMENT INSTRUMENTS AND POLICIES

The following supplements the information contained in the Prospectuses concerning the investment objective and policies of the Fund. To the extent an investment policy is discussed in this SAI but not in the Prospectuses, such policy is not a principal policy of the Fund.

The Global Long/Short Fund seeks long-term growth of capital.

The Adviser may not necessarily invest in all of the instruments or use all of the investment techniques permitted by the Fund’s Prospectuses and this SAI, or invest in such instruments or engage in such techniques to the full extent permitted by the Fund’s investment policies and limitations.

Asset-Backed Securities. The Fund may invest in asset-backed securities, which represent participations in, or are secured by and payable from, pools of assets such as motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Asset-backed securities may also be collateralized by a portfolio of U.S. government securities, but are not direct obligations of the U.S. government, its agencies or instrumentalities. Such asset pools are securitized through the use of privately-formed trusts or special purpose corporations. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present; however privately issued obligations collateralized by a portfolio of privately issued asset-backed securities do not involve any government-related guarantee or insurance. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. That is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. See “Risk Factors Associated with Mortgage-Backed Securities.”

Bank and Corporate Obligations. The Fund may purchase obligations of issuers in the banking industry, such as short-term obligations of bank holding companies, certificates of deposit, bankers’ acceptances and time deposits issued by U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. Investment in obligations of foreign banks or foreign branches of U.S. banks may entail risks that are different from those of investments in obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. The Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.

The activities of banks are subject to extensive regulations which may limit both the amount and types of loans that may be made and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and costs of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties play an important part in the operation of this industry.

The Fund may invest in debt obligations, such as bonds and debentures, issued by corporations and other business organizations that are rated at the time of purchase within the three highest ratings categories of Standard & Poor’s® (“S&P”), Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) or Moody’s Investors, Inc. (“Moody’s”) (or which, if unrated, are determined by the Adviser to be of comparable quality). Unrated securities will be determined to be of comparable quality to rated debt obligations if, among other things, other outstanding obligations of the issuers of such securities are rated A or better. See Appendix “A” to this SAI for a description of corporate debt ratings. An issuer of debt obligations may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value.

Borrowing. The Fund may borrow up to 33 1/3 percent of its total assets. The Adviser intends to borrow only for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities, or to facilitate settlement transactions on portfolio securities. Investments will not be made when borrowings exceed 5% of the Fund’s total assets. Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding. The Fund expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender. If the securities held by the Fund should decline in value while borrowings are outstanding, the net asset value (“NAV”) of the Fund’s outstanding shares will decline in value by proportionately more than the decline in value suffered by the Fund’s securities. As a result, the Fund’s share price may be subject to greater fluctuation until the borrowing is paid off. The Fund’s short sales and related borrowings are not subject to the restrictions outlined above. Under the 1940 Act, the Fund will be required to maintain asset coverage of at least 300% for borrowings from a bank. In the event that such asset coverage is below 300%, the Fund will be required to reduce the amount of its borrowings to obtain 300% asset coverage within three business days.

Convertible Securities and Preferred Stocks. The Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. While no securities investment is completely without risk, investments in convertible securities generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. The Fund does not presently intend to invest more than 10% of the Fund’s net assets, in convertible securities, or securities received by the Fund upon conversion thereof.

Preferred stocks are securities that represent an ownership interest in a company and provide their owner with claims on the company’s earnings and assets prior to the claims of owners of common stocks but after those of bond owners.

Preferred stocks in which the Fund may invest include sinking fund, convertible, perpetual fixed and adjustable rate (including auction rate) preferred stocks. There is no minimum credit rating applicable to the Fund’s investment in preferred stocks and securities convertible into or exchangeable for common stock.

Currency Swaps and Total Return Swaps.  The Fund may enter into currency swaps and total return swaps.

The Fund may enter into swap transactions for hedging purposes or to seek to increase total return. As examples, the Fund may enter into swap transactions for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in an economical way.

Swap agreements are two party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a particular foreign currency or security, or in a “basket” of securities representing a particular index. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. Total return swaps are contracts that obligate a party to pay or receive interest in exchange for payment by the other party of the total return generated by a security, a basket of securities, an index, or an index component.

A great deal of flexibility is possible in the way swap transactions are structured. However, generally the Fund will enter into total return swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Total return swaps do not normally involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to total return swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a total return swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. In contrast, currency swaps may involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

The Securities Exchange Commission (the “SEC”)  has recently issued the concept release “Use of Derivatives by Investment Companies under the Investment Company Act of 1940,” which discusses, among other matters, whether current market practices involving derivatives are consistent with the leverage provisions of the 1940 Act. Accordingly, investors should be aware that the SEC may offer additional guidance in the future that may impact the manner in which the Fund operates.

To the extent that the Fund’s exposure in a transaction involving a swap is covered by the segregation of cash or liquid assets, or is covered by other means in accordance with SEC guidance, the Fund and the Adviser believe that the transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.

The Fund will not enter into any swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party thereto is rated investment grade by S&P’s or Moody’s, or, if unrated by such rating organization, determined to be of comparable quality by the Adviser. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. If the Adviser is incorrect in its forecasts of market values, credit quality, interest rates and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if these investment instruments were not used.

Equity Markets. The Fund invests primarily in equity markets at all times. Equity markets can be highly volatile, so that investing in the Fund involves substantial risk of loss of capital.

European Currency Unification. As of January 1, 1999, the European Economic and Monetary Union (EMU) introduced a new single currency called the euro. The euro has replaced the national currencies of many European countries. The new European Central Bank has control over each member country’s monetary policies. Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The elimination of currency risk among EMU countries has affected the economic environment and behavior of investors, particularly in European markets, but the long-term impact of those changes on currency values or on the business or financial condition of European countries and issuers, and issuers in other regions, whose securities the Fund may hold, or the impact, if any, on Fund performance, cannot fully be assessed at this time. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union (“EU”) will have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by the Fund.

Exchange-Traded Funds (ETFs). The Fund may invest in open-end investment companies whose shares are listed for trading on a national securities exchange or the Nasdaq Market System. ETF shares typically trade like shares of common stock and provide investment results that generally correspond to the price and yield performance of the component stocks of a widely recognized index such as the S&P 500® Index. There can be no assurance, however, that this can be accomplished as it may not be possible for an ETF to replicate the composition and relative weightings of the securities of its corresponding index. ETFs are subject to risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of suck investment. Individual shares of an ETF are generally not redeemable at their net asset value, but trade on an exchange during the day at prices that are normally close to, but not the same as, their net asset value. There is no assurance that an active trading market will be maintained for the shares of an ETF or that market prices of the shares of an ETF will be close to their net asset values.

Investments in securities of ETFs beyond the limitations set forth in Section 12(d)(1)(A) of the 1940 Act are subject to certain terms and conditions set forth in an exemptive order issued by the SEC to the exchange-traded fund. Section 12(d)(1)(A) states that a mutual fund may not acquire shares of other investment companies, such as ETFs, in excess of: 3% of the total outstanding voting stock of the investment company; 5% of its total assets invested in the investment company; or more than 10% of the fund’s total assets were to be invested in the aggregate in all investment companies. The purchase of shares of ETFs may result in duplication of expenses, including advisory fees, in addition to a mutual fund’s own expenses.

The Fund may also acquire investment company shares received or acquired as dividends, through offers of exchange or as a result of reorganization, consolidation or merger. The purchase of shares of other investment companies may result in duplication of expenses such that investors indirectly bear a proportionate share of the expenses of such mutual funds including operating costs and investment advisory and administrative fees.

Foreign Securities. The Fund may invest in securities of foreign issuers either directly or through American Depositary Receipts (“ADRs”) Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) or International Depositary Receipts (“IDRs”). ADRs are securities, typically issued by a U.S. financial institution (a “depository”), that evidence ownership interests in a security or pool of securities issued by a foreign issuer and deposited with the depository. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in U.S. dollars; the underlying security may be denominated in a foreign currency. GDRs, EDRs and IDRs are securities that represent ownership interests in a security or pool of securities issued by a non-U.S. or U.S. corporation. Depositary receipts may be available through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and the depository, whereas an unsponsored facility is established by the depository without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all of the costs of the unsponsored facility. The depository of an unsponsored facility is frequently under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. The depository of unsponsored depositary receipts may provide less information to receipt holders. Investments in depositary receipts do not eliminate the risks in investing in foreign issuers. The underlying security may be subject to foreign government taxes, which would reduce the yield on such securities.

Investments in foreign securities involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about the issuers, less market liquidity and political stability. Volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility or price can be greater than in the United States. Future political and economic information, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of principal and interest on foreign obligations. Inability to dispose of Fund securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the securities, or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on their portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the United States.

Settlement mechanics (e.g., mail service between the United States and foreign countries) may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities.

Although the Fund may invest in securities denominated in foreign currencies, the Fund values its securities and other assets in U.S. dollars. As a result, the NAV of the Fund’s shares may fluctuate with U.S. dollar exchange rates as well as the price changes of the Fund’s securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the price of the Fund’s securities in their local markets. Conversely, a decrease in the value of the U.S. dollar may have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Fund’s securities in its foreign markets. In addition to favorable and unfavorable currency exchange rate developments, the Fund is subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

The Fund may invest in obligations of foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars) as well as foreign branches of foreign banks. These investments involve risks that are different from investments in securities of U.S. banks, including potential unfavorable political and economic developments, different tax provisions, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest. The Fund may also invest in Yankee bonds, which are issued by foreign governments and their agencies and foreign corporations, but pay interest in U.S. dollars and are typically issued in the United States.

Investing in Emerging Countries, including Asia and Eastern Europe. The Fund may invest in securities of issuers located in emerging countries. The securities markets of emerging countries are less liquid and subject to greater price volatility, and have a smaller market capitalization, than the U.S. securities markets. In certain countries, there may be fewer publicly traded securities and the market may be dominated by a few issues or sectors. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S. In particular, the assets and profits appearing on the financial statements of emerging country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about emerging country issuers than is available about issuers in the United States.

Emerging country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect the Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

With respect to investments in certain emerging countries, antiquated legal systems may have an adverse impact on the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging countries. Similarly, the rights of investors in companies of emerging countries may be more limited than those of shareholders in U.S. corporations.

Transaction costs, including brokerage commissions or dealer mark-ups, in emerging countries may be higher than in the United States and other developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees. These restrictions may limit the Fund’s investment in certain emerging countries and may increase the expenses of the Fund. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from emerging countries may be subject to restrictions which require governmental consents or prohibit repatriation entirely for a period of time. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Fund. The Fund may be required to establish special custodial or other arrangements before investing in certain emerging countries.

Emerging countries may be subject to a substantially greater degree of economic, political and social instability and disruption than is the case in the United States, Japan and most Western European countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which the Fund may invest and adversely affect the value of the Fund’s assets. The Fund’s investments can also be adversely affected by any increase in taxes or by political, economic or diplomatic developments.

The Fund may seek investment opportunities within former “east bloc” countries in Eastern Europe. Most Eastern European countries had a centrally planned, socialist economy for a substantial period of time. The governments of many

Eastern European countries have more recently been implementing reforms directed at political and economic liberalization, including efforts to decentralize the economic decision-making process and move towards a market economy. However, business entities in many Eastern European countries do not have an extended history of operating in a market-oriented economy, and the ultimate impact of Eastern European countries’ attempts to move toward more market-oriented economies is currently unclear. In addition, any change in the leadership or policies of Eastern European countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

The economies of emerging countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Other emerging countries, on the other hand, have recently experienced deflationary pressures and are in economic recessions. The economies of many emerging countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging countries are vulnerable to weakness in world prices for their commodity exports. The Fund’s income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates. See “Taxes.”

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the Fund remain uninvested and no return is earned on such assets. The inability of the Fund to make intended security purchases or sales due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

Forward Commitment and When-Issued Transactions. The Fund may purchase or sell securities on a when-issued or forward commitment basis (subject to its investment policies and restrictions). These transactions involve a commitment by the Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitments are negotiated directly with the other party, and such commitments are not traded on exchanges. The Fund will not enter into such transactions for the purpose of leverage.

When-issued purchases and forward commitments enable the Fund to lock in what is believed by the Adviser to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Fund might sell securities it owns and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher yields. When-issued securities or forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.

The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of the Fund’s NAV starting on the date of the agreement to purchase the securities, and the Fund is subject to the rights and risks of ownership of the securities on that date. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets. Fluctuations in the market value of the underlying securities are not reflected in the Fund’s NAV as long as the commitment to sell remains in effect. Settlement of when-issued purchases and forward commitment transactions generally takes place within two months after the date of the transaction, but the Fund may agree to a longer settlement period.

The Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into. The Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions, and its distributions from any net realized capital gains will be taxable to shareholders.

When the Fund purchases securities on a when-issued or forward commitment basis, the fund or its custodian will maintain in a segregated account cash or liquid securities having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

Forward Foreign Currency Transactions. The Fund may enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign currency exchange rates. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

The Fund is permitted to enter into forward contracts under two circumstances. First, when the Fund enters into a contract for the purchase or sale of a security quoted or denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed number of U.S. dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to insulate itself from a possible loss resulting from a change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

Second, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may cause the Fund to enter a forward contract to sell, for a fixed U.S. dollar amount, the amount of foreign currency approximating the value of some or all of the Fund’s portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.

Although the Fund has no current intention to do so, it may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value in securities denominated or quoted in a different currency if the Adviser determines that there is a pattern of correlation between the two currencies. Cross-hedging may also include entering into a forward transaction involving two foreign currencies, using one foreign currency as a proxy for the U.S. dollar to hedge against variations in the other U.S. foreign currency, if the Adviser determines that there is a pattern of correlation between the proxy currency and the U.S. dollar.

The Fund will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if the consummation of such contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s portfolio securities or other assets quoted or denominated in that currency. At the consummation of the forward contract, the Fund may either make delivery of the foreign currency or terminate its contractual obligation by purchasing an offsetting contract obligating it to purchase at the same maturity date, the same amount of such foreign currency. If the Fund chooses to make delivery of foreign currency, it may be required to obtain such delivery through the sale of portfolio securities quoted or denominated in such currency or through conversion of other assets of the Fund into such currency. If the Fund engages in an offsetting transaction, the Fund will realize a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is party to the original forward contract.

The Fund’s transactions in forward contracts will be limited to those described above. Of course, the Fund is not required to enter into such transactions with regard to its foreign currency quoted or denominated securities, and the Fund will not do so unless deemed appropriate by the Adviser.

When entering into a forward contract, the Fund will segregate either cash or liquid securities quoted or denominated in any currency in an amount equal to the value of the Fund’s total assets committed to the consummation of forward currency exchange contracts which require the Fund to purchase a foreign currency. If the value of the segregated securities declines, additional cash or securities will be segregated by the Fund on a daily basis so that the value of the segregated securities will equal the amount of the Fund’s commitments with respect to such contracts.

This method of protecting the value of the Fund’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of the Fund’s foreign assets. It also reduces any potential gain which may have otherwise occurred had the currency value increased above the settlement price of the contract.

While the Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be an imperfect correlation between the Fund’s portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause the Fund to sustain losses, which will prevent the Fund from achieving a complete hedge, or expose the Fund to the risk of foreign exchange loss.

Forward contracts are subject to the risks that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price.

The Fund’s foreign currency transactions (including related options, futures and forward contracts) may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) for qualification as a regulated investment company.

Futures Contracts. The Fund may invest in futures contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract). When interest rates are rising or securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

To seek to increase total return, to equalize cash or to hedge against changes in interest rates or securities prices may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, and any other financial instruments and indices. The Fund will engage in futures and related options transactions for bona fide hedging purposes as described below or for purposes of seeking to increase total return, in each case, only to the extent permitted by regulations of the Commodity Futures Trading Commission (“CFTC”). All futures contracts entered into by the Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions, which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date. Hedging, by use of futures contracts, seeks to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire or the exchange rate of currencies in which portfolio securities are quoted or denominated. The Fund may, for example, take a “short” position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices that would adversely affect the value of the Fund’s portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund’s portfolio securities. If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the Fund’s portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund’s portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Fund enter into a greater or lesser number of futures contracts or by seeking to achieve only a partial hedge against price changes affecting the Fund’s portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund’s portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Fund may take a “long” position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available.

Initial Public Offerings. The Fund may purchase stock in an initial public offering (“IPO”). An IPO is a company’s first offering of stock to the public. Risks associated with IPOs may include considerable fluctuation in the market value of IPO shares due to certain factors, such as the absence of a prior public market, unseasoned trading, a limited number of shares available for trading, lack of information about the issuer and limited operating history. The purchase of IPO shares may involve high transaction costs. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, the Adviser cannot guarantee continued access to IPOs.

Investment Company Securities. The Fund may invest in securities issued by other investment companies to the extent permitted by the 1940 Act. Under the 1940 Act, the Fund’s investments in such securities currently are limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets with respect to investment companies in the aggregate. The Fund may invest beyond these limits to the extent permitted under applicable law. Investments in the securities of other investment companies will involve duplication of advisory fees and certain other expenses. Rule 12d1-1 under the 1940 Act permits the Fund to invest an unlimited amount of its uninvested cash in a money market fund so long as, among other things, said investment is consistent with the Fund’s investment objectives and policies. As a shareholder in an investment company, the Fund would bear its pro rata portion of the investment company’s expenses, including advisory fees, in addition to its own expenses.

Lending of Portfolio Securities. The Fund may lend its portfolio securities to financial institutions in accordance with the investment restrictions described below. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and only when, in the Adviser’s judgment, the income to be earned from the loans justifies the attendant risks. Any loans of the Fund’s securities will be fully collateralized and marked to market daily. The Fund does not have the right to vote loaned securities. The Fund will attempt to recall all loaned securities to permit the exercise of voting rights, if time and jurisdictional restrictions permit. There is no guarantee that all loans can be recalled.

Market Fluctuation. The market value of the Fund’s investments, and thus the Fund’s NAV, will change in response to market conditions affecting the value of its portfolio securities. When interest rates decline, the value of fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. Because the investment alternatives available to the Fund may be limited by its specific objective , investors should be aware that an investment in the Fund may be subject to greater market fluctuation than an investment in a portfolio of securities representing a broader range of investment alternatives. In view of the specialized nature of the investment activities of the Fund, an investment in the Fund should not be considered a complete investment program.

Micro-Cap, Small-Cap and Mid-Cap Stocks. The Fund may invest in securities of companies with micro-, small- and mid-size capitalizations that tend to be riskier than securities of companies with large capitalizations. Micro-, small- and mid-cap companies typically have smaller product lines and less access to liquidity than large cap companies, and are, therefore, more sensitive to economic downturns. In addition, growth prospects of micro-, small- and mid-cap companies tend to be less certain than large cap companies, and the dividends paid on micro-, small- and mid-cap stocks are frequently negligible. Moreover, micro-, small- and mid-cap stocks have, on occasion, fluctuated in the opposite direction of large cap stocks or the general stock market. Consequently, securities of micro-, small- and mid-cap companies tend to be more volatile than those of large-cap companies. The market for micro- and small-cap securities may be thinly traded and as a result, greater fluctuations in the price of micro- and small-cap securities may occur.

Options on Futures Contracts. The Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium, which may partially offset a decline in the value of the Fund’s assets. By writing a call option, the Fund becomes obligated, in exchange for the premium, (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Fund will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be effected. The Fund’s ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

The Fund will engage in futures and related options transactions for bona fide hedging and to seek to increase total return as permitted by the CFTC regulations, which permit principals of an investment company, registered under the 1940 Act to engage in such transactions without registering as commodity pool operators. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. Except as stated below, the Fund’s futures transactions will be entered into for traditional hedging purposes — i.e., futures contracts will be sold to protect against a decline in the price of securities that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. As evidence of this hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

The Fund will engage in transactions in currency forward contracts, futures contracts and options only to the extent such transactions are consistent with the requirements of the Code, for maintaining its qualification as a regulated investment company for federal income tax purposes. See “Taxes.”

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in some cases, may require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

The use of futures contracts entails certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of the Fund’s income due to the use of hedging; possible reduction in value of both the securities hedged and the hedging instrument; possible lack of liquidity due to daily limits on price fluctuations; imperfect correlation between the contract and the securities being hedged; and potential losses in excess of the amount initially invested in the futures contracts themselves. If the expectations of the Adviser regarding movements in securities prices or interest rates are incorrect, the Fund may have experienced better investment results without hedging. The use of futures contracts and options on futures contracts requires special skills in addition to those needed to select portfolio securities.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

Perfect correlation between the Fund’s futures positions and portfolio positions will be impossible to achieve. There are no futures contracts based upon individual securities, except certain U.S. government securities. Other futures contracts available to hedge the Fund’s portfolio investments generally are limited to futures on various securities indices.

Options on Securities and Securities Indices The Fund may write covered call and secured put options on any securities in which it may invest or on any domestic stock indices based on securities in which it may invest. The Fund may purchase and write such options on securities that are listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. A call option written by the Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date, regardless of the market price of the security. All call options written by the Fund are covered, which means that the Fund will own the securities subject to the option so long as the option is outstanding or use the other methods described below. The purpose of the Fund in writing covered call options is to realize greater income than would be realized in portfolio securities transactions alone. However, in writing covered call options for additional income, the Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

A put option written by the Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date, regardless of the market price for the security. The purpose of writing such options is to generate additional income. However, in return for the option premium, the Fund accepts the risk that it will be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.

All call and put options written by the Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities in a segregated account noted on the Fund’s records or maintained by the Fund’s custodian with a value at least equal to the Fund’s obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund’s net exposure on its written option position.

The Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparts to such option. Such purchases are referred to as “closing purchase transactions” and do not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction.

The Fund may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. The amount of this settlement will be equal to the difference between the closing price of the of the securities index at the time of exercise and the exercise price of the option expressed in dollars, times a specified amount. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other securities in its portfolio. The Fund may also cover call and put options on a securities index by using the other methods described above.

The Fund may purchase put and call options on any securities in which it may invest or on any securities index based on securities in which it may invest, and the Fund may enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease (“protective puts”) in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund’s securities. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the underlying portfolio securities.

The Fund may purchase put and call options on securities indices for the same purposes as it may purchase options on securities. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

Transactions by the Fund in options on securities and securities indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options that the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Although the Fund may use option transactions to seek to generate additional income and to seek to reduce the effect of any adverse price movement in the securities or currency subject to the option, they do involve certain risks that are different in some respects from investment risks associated with similar mutual funds, which do not engage in such activities. These risks include the following: for writing call options, the inability to effect closing transactions at favorable prices and the inability to participate in the appreciation of the underlying securities above the exercise price; for writing put options, the inability to effect closing transactions at favorable prices and the obligation to purchase the specified securities or to make a cash settlement on the securities index at prices which may not reflect current market values; and for purchasing call and put options, the possible loss of the entire premium paid. In addition, the effectiveness of hedging through the purchase or sale of securities index options, including options on the S&P 500® Index, will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with the price movements in the selected securities index. Perfect correlation may not be possible because the securities held or to be acquired by the Fund may not exactly match the composition of the securities index on which options are written. If the forecasts of the Adviser regarding movements in securities prices or interest rates are incorrect, the Fund’s investment results may have been better without the hedge transactions.

There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund’s ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will monitor the liquidity of over-the-counter options and, if it determines that such options are not readily marketable, the Fund’s ability to enter such options will be subject to the Fund’s limitation on investments on illiquid securities.

The writing and purchase of options is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options for hedging purposes depends in part on the Adviser’s ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

Portfolio Turnover. Those investment strategies that require periodic changes to portfolio holdings with the expectation of outperforming equity indices are typically referred to as “active” strategies. These strategies contrast with “passive” (“index”) strategies that buy and hold only the stocks in the equity indices. Most equity mutual funds pursue active strategies, which have higher turnover than passive strategies.

The generally higher portfolio turnover of active investment strategies can adversely affect taxable investors, especially those in higher marginal tax brackets, in two ways. First, short-term capital gains, which often accompany higher turnover investment strategies, are currently taxed at ordinary income rates. Ordinary income tax rates are higher than long-term capital gain tax rates for middle and upper income taxpayers. Thus, the tax liability is often higher for investors in active strategies. Second, the more frequent realization of gains caused by higher turnover investment strategies means that taxes will be paid sooner. Such acceleration of the tax liability is financially more costly to investors. Less frequent realization of capital gains allows the payment of taxes to be deferred until later years, allowing more of the gains to compound before taxes are paid. Consequently, after-tax compound rates of return will generally be higher for taxable investors using investment strategies with very low turnover, compared with high turnover strategies. The difference is particularly large when the general market rates of return are higher than average.

There are no limitations on the length of time that securities must be held by the Fund and the Fund’s annual portfolio turnover rate may vary significantly from year to year. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs, which must be borne by the Fund and its shareholders.

In determining such portfolio turnover, U.S. government securities and all other securities (including options) which have maturities at the time of acquisition of one year or less (“short-term securities”) are excluded. The annual portfolio turnover rate is calculated by dividing the lesser of the cost of purchases or proceeds from sales of portfolio securities for the year by the monthly average of the value of the portfolio securities owned by the applicable Fund during the year. The monthly average is calculated by totaling the values of the portfolio securities as of the beginning and end of the first month of the year and as of the end of the succeeding 11 months and dividing the sum by 13. A turnover rate of 100% would occur if all of the Fund’s portfolio securities (other than short-term securities) were replaced once in a period of one year. If the Fund were to write a substantial number of options, which are exercised, the portfolio turnover rate of the Fund would increase. Increased portfolio turnover results in increased brokerage costs, which the Fund must pay, and the possibility of more short-term gains, distributions of which are taxable as ordinary income.

The Fund will trade its portfolio securities without regard to the length of time for which they have been held. To the extent that the Fund’s portfolio is traded for short-term market considerations and portfolio turnover rate exceeds 100%, the annual portfolio turnover rate of the Fund could be higher than most mutual funds.

Real Estate Investment Trust Securities. The Fund may invest in real estate investment trusts (“REITs”). REITs generally invest directly in real estate, in mortgages or in some combination of the two. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level Federal income tax and making the REIT a pass-through vehicle for Federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

Generally, REITs can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs. The values of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act.

The REITs in which the Fund may invest may be affected by economic forces and other factors related to the real estate industry. REITs are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws. REITS whose underlying assets include long-term health care properties; such as nursing, retirement and assisted living homes, may be impacted by federal regulations concerning the health care industry. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund. The Fund is also subject to the risk that the REITs in which it invests will fail to qualify for tax-free pass-through of income under the Code, and/or fail to qualify for an exemption from registration as an investment company under the 1940 Act. Mortgage REITs may be affected by the quality of the credit extended. A REIT’s return may be adversely affected when interest rates are high or rising.

Investing in REITs may involve risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500®.

Restricted and Illiquid Securities. The Fund may not invest more than 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Illiquid securities include: repurchase agreements and time deposits with a notice or demand period of more than seven days; interest rate; currency, mortgage and credit default swaps; interest rate caps; floors and collars; municipal leases; certain restricted securities, such as those purchased in a private placement of securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid; and certain over-the-counter options. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. With respect to the Fund, repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

Mutual funds do not typically hold a significant amount of restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

The Fund may purchase securities which are not registered under the Securities Act but which may be sold to “qualified institutional buyers” in accordance with Rule 144A under the Securities Act (“Restricted Securities”). These securities will not be considered illiquid so long as it is determined by the Adviser that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in the Fund during any period that qualified institutional buyers become uninterested in purchasing restricted securities.

The Adviser will monitor the liquidity of Restricted Securities held by the Fund under the supervision of the Company’s Board of Directors. In reaching liquidity decisions, the Adviser may consider, among others, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

The purchase price and subsequent valuation of Restricted Securities normally reflect a discount from the price at which such securities trade when they are not restricted, since the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the Restricted Securities and prevailing supply and demand conditions.

Risk Considerations of Medium Grade Securities. Obligations in the lowest investment grade (i.e., BBB or Baa), referred to as “medium grade” obligations, have speculative characteristics, and changes in economic conditions and other factors are more likely to lead to weakened capacity to make interest payments and repay principal on these obligations than is the case for higher rated securities. In the event that a security purchased by the Fund is subsequently downgraded below investment grade, the Adviser will consider such event in its determination of whether the Fund should continue to hold the security.

Risk Considerations of Lower Rated Securities. The Fund may invest up to 20% of its net assets in high yield fixed income obligations, such as bonds and debentures, issued by corporations and other business organizations. The Fund will invest in high yield fixed income instruments when the Fund believe that such instruments offer a better risk/reward profile than comparable equity opportunities. High yield fixed income securities (commonly known as “junk bonds”) are considered speculative investments and, while generally providing greater income than investments in higher rated securities, involve greater risk of loss of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories. However, since yields vary over time, no specific level of income can ever be assured.

The prices of high yield fixed income securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress, which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a fixed income security owned by the Fund defaulted, the Fund could incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield fixed income securities and the Fund’s net asset value, to the extent it holds such securities.

High yield fixed income securities also present risks based on payment expectations. For example, high yield fixed income securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund may, to the extent it holds such fixed income securities, have to replace the securities with a lower yielding security, which may result in a decreased return for investors. Conversely, a high yield fixed income security’s value will decrease in a rising interest rate market, as will the value of the Fund’s assets, to the extent it holds such fixed income securities.

In addition, to the extent that there is no established retail secondary market, there may be thin trading of high yield fixed income securities, and this may have an impact on the Adviser’s ability to accurately value such securities and the Fund’s assets and on the Fund’s ability to dispose of such securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield fixed income securities, especially in a thinly traded market.

New laws proposed or adopted from time to time may have an impact on the market for high yield securities.

Finally, there are risks involved in applying credit or dividend ratings as a method for evaluating high yield securities. For example, ratings evaluate the safety of principal and interest or dividend payments, not market value risk of high yield securities. Also, since rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Fund will continuously monitor the issuers of high yield securities in its portfolio, if any, to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the security’s liquidity so the Fund can meet redemption requests.

Special Situation Companies. The Fund may invest in “Special Situations.” The term “Special Situation” shall be deemed to refer to a security of a company in which an unusual and possibly non-repetitive development is taking place which, in the opinion of the investment adviser of the Fund, may cause the security to attain a higher market value independently, to a degree, of the trend in the securities market in general. The particular development (actual or prospective), which may qualify a security as a “Special Situation,” may be one of many different types.

Such developments may include, among others, a technological improvement or important discovery or acquisition which, if the expectation for it materialized, would effect a substantial change in the company’s business; a reorganization; a recapitalization or other development involving a security exchange or conversion; a merger, liquidation or distribution of cash, securities or other assets; a breakup or workout of a holding company; litigation which, if resolved favorably, would improve the value of the company’s stock; a new or changed management; or material changes in management policies. A “Special Situation” may often involve a comparatively small company, which is not well known, and which has not been closely watched by investors generally, but it may also involve a large company. The fact, if it exists, that an increase in the company’s earnings, dividends or business is expected, or that a given security is considered to be undervalued, would not in itself be sufficient to qualify as a “Special Situation.” The Fund may invest in securities (even if not “Special Situations”) which, in the opinion of the investment adviser of the Fund, are appropriate investments for the Fund, including securities which the investment adviser of the Fund believes are undervalued by the market. The Fund shall not be required to invest any minimum percentage of its aggregate portfolio in “Special Situations,” nor shall it be required to invest any minimum percentage of its aggregate portfolio in securities other than “Special Situations.”

Securities of Unseasoned Issuers.  The Fund may invest in securities of unseasoned issuers, including equity securities of unseasoned issuers which are not readily marketable, to the extent consistent with the Fund’s primary investment strategies as set forth in the Prospectuses and with the Fund’s policy on investments in illiquid securities. The aggregate investment in such securities will not exceed 25% of the Fund’s net assets. The term “unseasoned” refers to issuers which, together with their predecessors, have been in operation for less than three years.

Short Sales. The Fund may enter into short sales. Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Fund replaces a borrowed security in connection with a short sale, the Fund will: (a) maintain daily a segregated account, containing cash, cash equivalents, or liquid marketable securities, at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short or (b) otherwise cover its short position in accordance with positions taken by the staff of the SEC.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest the Fund may be required to pay in connection with a short sale. The Fund may purchase call options to provide a hedge against an increase in the price of a security sold short by the Fund. See the section entitled “Options” above.

Short Sales “Against the Box.” In addition to the short sales discussed above, the Fund may make short sales “against the box,” transactions in which the Fund enters into a short sale of a security that the Fund owns or has the right to obtain at no additional cost. The proceeds of the short sale will be held by a broker until the settlement date at which time the Fund delivers the security to close the short position. The Fund receives the net proceeds from the short sale. It currently is anticipated that the Fund will make short sales against the box for purposes of protecting the value of the Fund’s net assets.

U.S. Government Obligations.  The Fund may purchase U.S. government agency and instrumentality obligations that are debt securities issued by U.S. government-sponsored enterprises and federal agencies. Some obligations of agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. government or by U.S. Treasury guarantees, such as securities of the Government National Mortgage Association (“GNMA”) and the Federal Housing Authority; others, by the ability of the issuer to borrow, provided approval is granted, from the U.S. Treasury, such as securities of the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and others, only by the credit of the agency or instrumentality issuing the obligation, such as securities of the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Banks (“FHLBs”). Such guarantees of U.S. government securities held by the Fund do not, however, guarantee the market value of the shares of the Fund. There is no guarantee that the U.S. government will continue to provide support to its agencies or instrumentalities in the future. U.S. government obligations that are not backed by the full faith and credit of the U.S. government are subject to greater risks than those that are backed by the full faith and credit of the U.S. government. All U.S. government obligations are subject to interest rate risk.

In September 2008, the U.S. Treasury Department and Federal Housing Finance Agency (“FHFA”) announced that Fannie Mae and Freddie Mac would be placed in conservatorship under the FHFA. On June 16, 2010, FHFA ordered Fannie Mae’s and Freddie Mac’s stock de-listed from the New York Stock Exchange after the price of common stock in Fannie Mae fell below the New York Stock Exchange’s minimum average closing price of $1 for more than 30 days. The long-term effect that this conservatorship will have on Fannie Mae’s and Freddie Mac’s debt and equity and on securities guaranteed by Fannie Mae and Freddie Mac is unclear.

In a February 2011 report to Congress from the Treasury and the Department of Housing and Urban Development, the Obama administration provided a plan to reform the U.S. housing finance market. The plan would reduce the role of and eventually eliminate Fannie Mae and Freddie Mac. Notably, the plan does not propose similar significant changes to GNMA, which guarantees payments on mortgage-related securities backed by federally insured or guaranteed loans such as those issued by the Federal Housing Authority or guaranteed by the Department of Veterans Affairs. The report also identified three proposals for Congress and the administration to consider for the long-term structure of the housing finance markets after the elimination of Fannie Mae and Freddie Mac, including implementing: (i) a privatized system of housing finance that limits government insurance to very limited groups of creditworthy low- and moderate-income borrowers; (ii) a privatized system with a government backstop mechanism that would allow the government to insure a larger share of the housing finance market during a future housing crisis; and (iii) a privatized system where the government would offer reinsurance to holders of certain highly-rated mortgage-related securities insured by private insurers and would pay out under the reinsurance arrangements only if the private mortgage insurers were insolvent.

In addition, in August 2012, the Treasury announced that it had amended the terms of its bailout agreement with Fannie Mae and Freddie Mac in order to decrease the holdings of each firm more quickly. Under the amended agreement, both Fannie Mae and Freddie Mac will have to turn over all profits they earn every quarter. They will also have to accelerate the reduction of their mortgage holdings to hit a cap of $250 million by 2018, four years earlier than planned.

The Fund’s net assets may be invested in obligations issued or guaranteed by the U.S. Treasury or the agencies or instrumentalities of the U.S. government, including, if applicable, options and futures on such obligations. The maturities of U.S. government securities usually range from three months to thirty years. Examples of types of U.S. government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Fannie Mae, GNMA, General Services Administration, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks, the Maritime Administration, the Asian-American Development Bank and the Inter-American Development Bank. U.S. government securities may include inflation-indexed fixed income securities, such as U.S. Treasury Inflation Protected Securities (“TIPS”). The interest rate of TIPS, which is set at auction, remains fixed throughout the term of the security and the principal amount of the security is adjusted for inflation. The inflation-adjusted principal is not paid until maturity.

There is risk that the U.S. Government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. Each Fund may purchase U.S. Government securities that are not backed by the full faith and credit of the United States, such as those issued by Fannie Mae and Freddie Mac. The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Special Note Regarding Market Events. Events in the financial sector over the past several years have resulted in reduced liquidity in credit and fixed income markets and in an unusually high degree of volatility in the financial markets, both domestically and internationally. While entire markets have been impacted, issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected. These events and the potential for continuing market turbulence may have an adverse effect on the Fund’s investments. It is uncertain how long these conditions will continue.

The instability in the financial markets has led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and certain segments of the financial markets. Federal, state and foreign governments, regulatory agencies, and self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such ownership or disposition may have positive or negative effects on the liquidity, valuation and performance of the Fund’s holdings.

Structured Securities. The Fund may invest in structured securities. The value of the principal of and/or interest on structured securities is determined by reference to changes in the value of specific currencies, commodities, securities, indices or other financial indictors (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Examples of structured securities include, but are not limited to, notes where the principal repayment at maturity is determined by the value of the relative change in two or more specified securities or securities indices.

The terms of some structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, the Fund could suffer a total loss of its investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rate or the value of the security at maturity may be a multiple of the changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities due to their derivative nature.

NON-PRINCIPAL INVESTMENT POLICIES AND RISKS

Commercial Paper. The Fund may purchase commercial paper rated (at the time of purchase) “A-1” by S&P® or “Prime-1” by Moody’s or, when deemed advisable by the Adviser, issues rated “A-2” or “Prime-2” by S&P® or Moody’s, respectively. These rating categories are described in Appendix “A” to this SAI. The Fund may also purchase unrated commercial paper provided that such paper is determined to be of comparable quality by the Adviser pursuant to guidelines approved by the Company’s Board of Directors. Commercial paper issues in which the Fund may invest include securities issued by corporations without registration under the Securities Act of 1933, as amended (the “Securities Act”) in reliance on the exemption from such registration afforded by Section 3(a) (3) thereof, and commercial paper issued in reliance on the so-called “private placement” exemption from registration, which is afforded by Section 4(2) of the Securities Act (“Section 4(2) paper”). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. The Fund does not presently intend to invest more than 5% of its net assets in commercial paper.

Dollar Rolls. The Fund may enter into dollar rolls in which the Fund sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date.

During the roll period, the Fund would forgo principal and interest paid on such securities. However, the Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. The return on dollar rolls may be negatively impacted by fluctuations in interest rates. The Fund does not presently intend to engage in dollar roll transactions involving more than 5% of its net assets. For additional information on dollar roll transactions, see the section entitled “Mortgage Dollar Roll Transactions” in this SAI.

Holding Company Depository Receipts. The Fund may invest in Holding Company Depository Receipts (“HOLDRS”). HOLDRS represent trust-issued receipts that represent individual and undivided beneficial ownership interests in the common stock or American Depositary Receipts (“ADRs”) of specific companies in a particular industry, sector or group. The Fund does not presently intend to invest more than 5% of its respective net assets in HOLDRS.

Indexed Securities. The Fund may invest in indexed securities whose value is linked to securities indices. Most such securities have values which rise and fall according to the change in one or more specified indices, and may have characteristics similar to direct investments in the underlying securities. Depending on the index, such securities may have greater volatility than the market as a whole. The Fund does not presently intend to invest more than 5% of its respective net assets in indexed securities.

Money Market Instruments. The Fund may invest a portion of its assets in short-term, high-quality instruments for purposes of temporary defensive measures, which instruments include, among other things, bank obligations. Bank obligations include bankers’ acceptances, negotiable certificates of deposit, and non-negotiable time deposits earning a specified return and issued by a U.S. bank which is a member of the Federal Reserve System or insured by the Bank Insurance Fund of the Federal Deposit Insurance Corporation (“FDIC”), or by a savings and loan association or savings bank which is insured by the Savings Association Insurance Fund of the FDIC. Such deposits are not FDIC insured and the Fund bears the risk of bank failure. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks and obligations of domestic branches of foreign banks. Such investments may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held in the Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. The Fund will invest in obligations of domestic branches of foreign banks and foreign branches of domestic banks only when the Adviser believes that the risks associated with such investment are minimal. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities.

Purchase Warrants. The Fund may invest in purchase warrants and similar rights. Purchase warrants are privileges issued by a corporation which enable the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short lifespan to expiration. The purchase of warrants involves the risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not executed prior to the warrants’ expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security. The Fund may not invest more than 5% of its net assets in purchase warrants and similar rights.

Repurchase Agreements. The Fund may agree to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The securities held subject to a repurchase agreement may have stated maturities exceeding 397 days, provided the repurchase agreement itself matures in less than 13 months. Default by or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

The repurchase price under the repurchase agreements described above generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). The financial institutions with whom the Fund may enter into repurchase agreements will be banks which the Adviser considers creditworthy pursuant to criteria approved by the Board of Directors and non-bank dealers of U.S. government securities that are listed on the Federal Reserve Bank of New York’s list of reporting dealers. The Adviser will consider the creditworthiness of a seller in determining whether to have the Fund enter into a repurchase agreement. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price plus accrued interest. The Adviser will mark to market daily the value of the securities, and will, if necessary, require the seller to maintain additional securities, to ensure that the value is not less than the repurchase price.

Default by or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements with respect to portfolio securities for temporary purposes (such as to obtain cash to meet redemption requests) when the liquidation of portfolio securities is deemed disadvantageous or inconvenient by the Adviser. Reverse repurchase agreements involve the sale of securities held by the Fund subject to the Fund’s agreement to repurchase the securities at an agreed-upon price, date and rate of interest. Such agreements are considered to be borrowings under the 1940 Act, and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, the Fund will maintain in a segregated account with the Fund’s custodian or a qualified sub-custodian, cash or liquid securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement and will monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase and the interest received on the cash exchanged for the securities.

Temporary Investments. Although the Fund invests primarily in equity securities, for temporary defensive purposes, the Fund may hold cash or invest in a variety of money market instruments and short-term and medium-term debt securities including: (a) obligations of the United States or foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers’ acceptances) of U.S. or foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and foreign corporations; and (e) repurchase agreements with banks and broker-dealers with respect to such securities.

INVESTMENT LIMITATIONS

The Fund has adopted the following fundamental investment limitations which may not be changed with respect to the Fund without the affirmative vote of the holders of a majority of the Fund’s outstanding shares (as defined in Section 2(a) (42) of the 1940 Act). As used in this SAI and in the Prospectuses, “shareholder approval” and a “majority of the outstanding shares” of the Fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment limitation, the lesser of (1) 67% of the shares of the  Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund.  The Fund’s investment objective and strategies described in the Prospectuses may be changed by the Company’s Board of Directors without the approval of the Fund’s shareholders.

The Fund may not:

1.              Borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of the Fund’s total assets at the time of such borrowing and provided that there is at least 300% asset coverage for the borrowings of the Fund. The Fund may not mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund’s total assets at the time of such borrowing. However, the amount shall not be in excess of lesser of the dollar amounts borrowed or 33 1/3% of the value of the Fund’s total assets at the time of such borrowing, provided that: (a) short sales and related borrowings of securities are not subject to this restriction; and (b) for the purposes of this restriction, collateral arrangements with respect to options, short sales, stock index, interest rate, currency or other futures, options on futures contracts, collateral arrangements with respect to initial and variation margin and collateral arrangements with respect to swaps and other derivatives are not deemed to be a pledge or other encumbrance of assets.  Securities held in escrow or separate accounts in connection with the Fund’s investment practices are not considered to be borrowings or deemed to be pledged for purposes of this limitation; (For purposes of this Limitation No. 1, any collateral arrangements with respect to, if applicable, the writing of options and futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets);

2.              Issue any senior securities, except as permitted under the 1940 Act; (For purposes of this Limitation No. 2, neither the collateral arrangements with respect to options and futures identified in Limitation No. 1, nor the purchase or sale of futures or related options are deemed to be the issuance of senior securities);

3.              Act as an underwriter of securities within the meaning of the Securities Act, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

4.              Purchase or sell real estate (including real estate limited partnership interests), provided that the Fund may invest: (a) in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein; or (b) in real estate investment trusts;

5.              Purchase or sell commodities or commodity contracts, except that the Fund may deal in forward foreign exchanges between currencies of the different countries in which it may invest and purchase and sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures;

6.              Make loans, except through loans of portfolio securities and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, loan participations and assignments, short-term commercial paper, certificates of deposit and bankers’ acceptances shall not be deemed to be the making of a loan; or

7.              Invest 25% or more of its total assets, taken at market value at the time of each investment, in the securities of one or more issuers in any particular industry (excluding the U.S. government and its agencies and instrumentalities).

For purposes of Investment Limitation No. 1, collateral arrangements with respect to, if applicable, the writing of options, futures contracts, options on futures contracts, forward currency contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security for purposes of Investment Limitation No. 2. Neither the purchase nor the sale of futures or related options will be deemed to be the issuance of senior securities because such transactions will be covered by the segregation of cash or liquid assets or by other means in compliance with applicable Securities and Exchange Commission guidance.

For the purposes of Investment Limitation No. 7, the Fund may not purchase any securities which would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

In addition to the fundamental investment limitations specified above, the Fund is subject to the following non-fundamental limitations. These non-fundamental restrictions may be changed without shareholder approval, in compliance with applicable law and regulatory policy. The Fund may not:

1.                            Make investments for the purpose of exercising control or management, but investments by the Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management; or

2.                       Purchase securities on margin, except that the Fund may use margin to the extent necessary to engage in short sales and may obtain such short-term credits as are necessary for the clearance of portfolio transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts, transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin.

3.                       Hold illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund’s net assets.

The Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act and applicable SEC orders. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

Securities held by the Fund generally may not be purchased from, sold or loaned to the Adviser or its affiliates or any of their directors, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the 1940 Act. Neither the Company nor the Adviser has obtained such an exemptive order.

If a percentage restriction under the Fund’s investment policies or limitations or the use of assets is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation (except with respect to any restrictions that may apply to borrowings or senior securities issued by the Fund).

DISCLOSURE OF PORTFOLIO HOLDINGS

The Company has adopted, on behalf of the Fund, a policy relating to the disclosure of the Fund’s portfolio securities to ensure that disclosure of information about portfolio holdings is in the best interest of Fund shareholders. The policies relating to the disclosure of the Fund’s portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Fund’s operation without compromising the integrity or performance of the Fund. It is the policy of the Company that disclosure of the Fund’s portfolio holdings to a select person or persons prior to the release of such holdings to the public (“selective disclosure”) is prohibited, unless there are legitimate business purposes for selective disclosure.

The Company discloses portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal and state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. As required by the federal securities laws, including the 1940 Act, the Company will disclose the Fund’s portfolio holdings in applicable regulatory filings, including shareholder reports, reports on Form N-CSR and Form N-Q or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

The Adviser currently makes the Fund’s complete portfolio holdings, top ten holdings, sector weightings and other portfolio characteristics publicly available on its web site, www.robecoinvest.com as disclosed in the following table:

Information Posting	Frequency of Disclosure	Date of Web Posting

Complete Portfolio Holdings calendar	Monthly/Quarterly*	15 days after the end of each month

Top 10 Portfolio Holdings and calendar other portfolio characteristics	Monthly/Quarterly	15 days after the end of each month

* The complete long positions only for the Fund will be publicly available on the Adviser’s website at www.robecoinvest.com .

The scope of the information relating to the Fund’s portfolios that is made available on the web site may change from time to time without notice. The Adviser or its affiliates may include the Fund’s portfolio information that has already been made public through a Web posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that, in the case of information made public through the Web, the information is disclosed no earlier than the day after the date of posting to the Web site.

The Company may distribute or authorize the distribution of information about the Fund’s portfolio holdings that is not publicly available to its third-party service providers of the Company, which include The Bank of New York Mellon, the custodian; BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), the administrator, accounting agent and transfer agent; Ernst & Young LLP, the Fund’s independent registered public accounting firm; Drinker Biddle & Reath LLP, legal counsel; Merrill Corporation and Command Financial, the financial printers; and RiskMetrics Group, the Fund’s proxy voting service. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Fund. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g. attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in the Fund’s portfolio.

Portfolio holdings may also be disclosed, upon authorization by a designated officer of the Adviser, to certain independent reporting agencies recognized by the SEC as acceptable agencies for the reporting of industry statistical information. Disclosures to financial consultants are also subject to a confidentiality agreement and/or trading restrictions as well as a 15-day time lag. The foregoing disclosures are made pursuant to the Company’s policy on selective disclosure of portfolio holdings. The Board of Directors of the Company or a committee thereof may, in limited circumstances, permit other selective disclosure of portfolio holdings subject to a confidentiality agreement and/or trading restrictions. Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in the Fund’s portfolio.

The Adviser reserves the right to refuse to fulfill any request for portfolio holdings information from a shareholder or non-shareholder if it believes that providing such information will be contrary to the best interests of the Fund.

Any violations of the policy set forth above as well as any corrective action undertaken to address such violations must be reported by the Adviser, director, officer or third party service provider to the Company’s Chief Compliance Officer, who will determine whether the violation should be reported immediately to the Board of Directors of the Company or at its next quarterly Board meeting.

MANAGEMENT OF THE COMPANY

Company Leadership Structure

The business and affairs of the Company are managed under the oversight of the Company’s Board of Directors (the “Board”), subject to the laws of the State of Maryland and the Company’s Charter. The Directors are responsible for deciding matters of overall policy and overseeing the actions of the Company’s service providers. The officers of the Company conduct and supervise the Company’s daily business operations.

Directors who are not deemed to be “interested persons” of the Company as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Company are referred to as “Interested Directors.” The Board is currently composed of six Independent Directors and two Interested Directors. The Board has selected Arnold M. Reichman, an Independent Director, to act as Chairman. Mr. Reichman’s duties include presiding at meetings of the Board and interfacing with management to address significant issues that may arise between regularly scheduled Board and Committee meetings. In the performance of his duties, Mr. Reichman will consult with the other Independent Directors and the Company’s officers and legal counsel, as appropriate. The Chairman may perform other functions as requested by the Board from time to time.

The Board meets as often as necessary to discharge its responsibilities. Currently, the Board conducts regular, in-person meetings at least four times a year, and holds special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. The Board also relies on professionals, such as the Company’s independent registered public accounting firms and legal counsel, to assist the Directors in performing their oversight responsibilities.

The Board has established five standing committees — Audit, Product Development, Executive, Nominating and Governance, and Regulatory Oversight Committees. The Board may establish other committees, or nominate one or more Directors to examine particular issues related to the Board’s oversight responsibilities, from time to time. Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board. For more information on the Committees, see the section “Standing Board Committees,” below.

The Board has determined that the Company’s leadership structure is appropriate because it allows the Board to effectively perform its oversight responsibilities.

Directors and Executive Officers

The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below.

Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director

INDEPENDENT DIRECTORS

Julian A. Brodsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 7/33	Director	1988 to present	Director and Vice Chairman, Comcast Corporation (cable television and communications) from 1969 to 2011.	18	AMDOCS Limited (service provider to telecommunications companies)

J. Richard Carnall 103 Bellevue Parkway Wilmington, DE 19809 DOB: 9/38	Director	2002 to present	Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.) since 1984; and Director of Cornerstone Bank since March 2004.	18	None

Gregory P. Chandler 103 Bellevue Parkway Wilmington, DE 19809 DOB: 12/66	Director	2012 to present	Since May 2009, Chief Financial Officer, Emtec, Inc. (information technology consulting/services); from February 2003-April 2009, Managing Director, head of Business Services and IT Services Practice, Janney Montgomery Scott LLC (investment banking/brokerage).	18	Emtec, Inc.; FS Investment Corporation (business development company); FS Energy and Power Fund (business development company)

Nicholas A. Giordano 103 Bellevue Parkway Wilmington, DE 19809 DOB: 03/43	Director	2006 to present	Consultant, financial services organizations from 1997 to present.	18	Kalmar Pooled Investment Trust; (registered investment company); Wilmington Funds (registered investment company); WT Mutual Fund (registered investment company) (until March 2012)

Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
Arnold M. Reichman 103 Bellevue Parkway	Chairman	2005 to present	Co-Founder and Chief Executive Officer, Lifebooker, LLC, from 2006 to present.	18	None
Wilmington, DE 19809 DOB: 5/48	Director	1991 to present

Robert A. Straniere 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/41	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; from 1980 to present, Founding Partner, Straniere Law Group; from 2006 to 2008, President, The New York City Hot Dog Company.	18	Reich and Tang Group (asset management); The SPARX Asia Funds Group (registered investment company) (until 2009)

INTERESTED DIRECTORS(2)

Jay F. Nusblatt 103 Bellevue Parkway Wilmington, DE 19809 DOB: 4/61	Director	2012 to present	Since July 2010, Head of U.S. Fund Accounting and Administration, BNY Mellon Asset Servicing; from 2006 to July 2010, Senior Vice President, Fund Accounting and Administration, PNC Global Investment Servicing.	18	None

Robert Sablowsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 4/38	Director	1991 to present	Since July 2002, Senior Vice President and prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	18	Kensington Funds (registered investment company)(until 2009)

OFFICERS

Salvatore Faia, JD, CPA, CFE Vigilant Compliance Services Brandywine Two 5 Christy Drive, Suite 209 Chadds Ford, PA 19317 DOB: 12/62	President and Chief Compliance Officer	President 2009 to present and Chief Compliance Officer 2004 to present	President, Vigilant Compliance Services since 2004; and Director of Energy Income Partnership since 2005.	N/A	N/A

Joel Weiss 103 Bellevue Parkway Wilmington, DE 19809 DOB: 1/63	Treasurer	2009 to present	Since 1993 Vice President and Managing Director, BNY Mellon Investment Servicing (US) Inc. (financial services company)	N/A	N/A

Jennifer Rogers 301 Bellevue Parkway Wilmington, DE 19809 DOB: 7/74	Secretary	2007 to present	Since 2005, Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A

James G. Shaw 103 Bellevue Parkway Wilmington, DE 19809 DOB: 10/60	Assistant Treasurer	2005 to present	Since 1995, Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company)	N/A	N/A

Michael P. Malloy One Logan Square, Ste. 2000 Philadelphia, PA 19103 DOB: 7/59	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm)	N/A	N/A

*                          Each Director oversees eighteen portfolios of the Company that are currently offered for sale.

(1)                  Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved a waiver of the policy with respect to Mr. Brodsky. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

(2)                  Messrs. Sablowsky and Nusblatt are considered “interested persons” of the Company as that term is defined in the 1940 Act and are referred to as “Interested Directors.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as a senior officer of Oppenheimer & Co., Inc., a registered broker-dealer. Mr. Nusblatt is considered an “Interested Director” of the Company by virtue of his position as the Head of U.S. Fund Accounting and Administration at BNY Mellon Asset Servicing, administrator and accounting agent and transfer agent to the Company.

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years. Each Director possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Straniere has been a practicing attorney for over 30 years and also serves on the boards of an asset management company and another registered investment company. Mr. Brodsky has over 40 years of senior executive level management experience in the cable television and communications industry. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the financial services industry. Mr. Nusblatt has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the financial services industry. Mr. Carnall has decades of senior executive-level management experience in the banking and financial services industry and also serves on the boards of various corporations and a bank. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards.

Standing Board Committees

The responsibilities of each Committee of the Board and its members are described below.

Audit Committee. The Board has an Audit Committee comprised of three Independent Directors. The current members of the Audit Committee are Messrs. Brodsky, Giordano and Chandler. The Audit Committee, among other things, reviews results of the annual audit and approves the firm(s) to serve as independent auditors. The Audit Committee convened four times during the fiscal year ended August 31, 2012.

Executive Committee. The Board has an Executive Committee comprised of one Interested Director and three Independent Directors. The current members of the Executive Committee are Messrs. Giordano, Reichman,Sablowsky and Chandler. The Executive Committee may generally carry on and manage the business of the Company when the Board of Directors is not in session. The Executive Committee did not meet during the fiscal year ended August 31, 2012.

Nominating and Governance Committee. The Board has a Nominating and Governance Committee comprised only of Independent Directors. The current members of the Nominating and Governance Committee are Messrs. Carnall, Giordano, and Reichman. The Nominating and Governance Committee recommends to the Board of Directors all persons to be nominated as Directors of the Company. The Nominating and Governance Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee care of the Company’s Secretary. The Nominating and Governance Committee convened three times during the fiscal year ended August 31, 2012.

Regulatory Oversight Committee. The Board has a Regulatory Oversight Committee comprised of two Interested Director and three Independent Directors. The current members of the Regulatory Oversight Committee are Messrs. Carnall, Reichman, Sablowsky, Straniere and Nusblatt. The Regulatory Oversight Committee monitors regulatory developments in the mutual fund industry and focuses on various regulatory aspects of the operation of the Company. The Regulatory Oversight Committee convened four times during the fiscal year ended August 31, 2012.

Product Development Committee. The Board has a Product Development Committee comprised of two Interested Directors and one Independent Director. The current members of the Product Development Committee are Messrs. Reichman, Sablowsky and Nusblatt. The Product Development Committee oversees the process regarding the addition of new investment advisers and investment products to the Company and evaluates the Company’s current investment advisers and investment products. The Product Development Committee is new and did not meet during the fiscal year ended August 31, 2012.

Risk Oversight

The Board of Directors performs its risk oversight function for the Company through a combination of (1) direct oversight by the Board as a whole and Board committees and (2) indirect oversight through the Company’s investment advisers and other service providers, Company officers and the Company’s Chief Compliance Officer. The Company is subject to a number of risks, including but not limited to investment risk, compliance risk, operational risk, reputational risk, credit risk and counterparty risk. Day-to-day risk management with respect to the Company is the responsibility of the Company’s investment advisers or other service providers (depending on the nature of the risk) that carry out the Company’s investment management and business affairs. Each of the investment advisers and the other service providers have their own independent interest in risk management and their policies and methods of risk management will depend on their functions and business models and may differ from the Company’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.

The Board provides risk oversight by receiving and reviewing on a regular basis reports from the Company’s investment advisers or other service providers, receiving and approving compliance policies and procedures, periodic meetings with the Company’s portfolio managers to review investment policies, strategies and risks, and meeting regularly with the Company’s Chief Compliance Officer to discuss compliance reports, findings and issues. The Board also relies on the Company’s investment advisers and other service providers, with respect to the day-to-day activities of the Company, to create and maintain procedures and controls to minimize risk and the likelihood of adverse effects on the Company’s business and reputation.

Board oversight of risk management is also provided by various Board Committees. For example, the Audit Committee meets with the Company’s independent registered public accounting firms to ensure that the Company’s respective audit scopes include risk-based considerations as to the Company’s financial position and operations.  The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight. The Board’s oversight role does not make the Board a guarantor of the Company’s investments or activities.

Director Ownership of Shares of the Company

The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Fund and in all of the portfolios (which for each Director comprise all registered investment companies within the Company’s family of investment companies overseen by him), as of December 31, 2012.

Name of Director	Dollar Range of Equity Securities in the Portfolio*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies

INDEPENDENT DIRECTORS

Julian A. Brodsky, Director	None	Over $100,000

J. Richard Carnall, Director	None	$10,001 – $50,000

Gregory P. Chandler, Director	None	None

Nicholas A. Giordano, Director	None	$10,001 – $50,000

Arnold M. Reichman, Director and Chairman	None	Over $100,000

Robert A. Straniere, Director	None	$1 – $10,000

INTERESTED DIRECTORS

Jay F. Nusblatt	None	None

Robert Sablowsky	None	Over $100,000

* The Fund had not commenced operations as of the date of this SAI.

Directors’ and Officers’ Compensation

Effective January 1, 2012, the Company pays each Director, other than Mr. Nusblatt, a retainer at the rate of $27,500 annually, $3,500 for each regular meeting of the Board of Directors, $2,000 for each committee meeting or special meeting of the Board of Directors attended in-person and $1,000 for each committee meeting or special meeting of the Board of Directors and Committee meeting attended telephonically. From February 1, 2010 to

December 31, 2011, the Company paid each Director a retainer at the rate of $17,500 annually, $3,500 for each regular meeting of the Board of Directors, $1,500 for each committee meeting or special meeting of the Board of Directors attended in person and $1,000 for each committee meeting or special meeting of the Board of Directors and Committee meeting attended telephonically. The Chairman of the Board receives an additional fee of $17,500 per year for his services in this capacity, and each Chairman of the Audit Committee, Nominating and Governance Committee and Regulatory Oversight Committee receives an additional fee of $4,000 per year for his services. From February 2, 2010 to December 31, 2011, the Chairman of the Board received an additional fee of $12,000 per year for his services in this capacity.  Mr. Nusblatt receives no compensation from the Company for his services as a Director.

Directors are reimbursed for any reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors or any committee thereof. The Company also compensates its President and Chief Compliance Officer for his services to the Company. No other officer receives compensation from the Company for his or her services as an officer.  For the fiscal year ended August 31, 2012, each of the following members of the Board of Directors and the President and Chief Compliance Officer received compensation from the Fund in the following amounts:

Name of Director/Officer	Aggregate Compensation from Fund*	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors or Officers

Independent Directors:

Julian A. Brodsky, Director	None	N/A	N/A	$46,000.00

J. Richard Carnall, Director	None	N/A	N/A	$48,000.00

Gregory P. Chandler, Director**	None	N/A	N/A	$6,875.00

Nicholas A. Giordano, Director	None	N/A	N/A	$55,000.00

Francis J. McKay, Director***	None	N/A	N/A	$18,375.00

Arnold M. Reichman, Director and Chairman	None	N/A	N/A	$68,125.00

Marvin E. Sternberg, Director****	None	N/A	N/A	$11,375.00

Robert A. Straniere, Director	None	N/A	N/A	$46,000.00

Interested Directors:

Jay F. Nusblatt, Director**	None	N/A	N/A	$0

Robert Sablowsky, Director	None	N/A	N/A	$50,000.00

Officers:

Salvatore Faia, Esquire, CPA	None	N/A	N/A	$339,996.00
Chief Compliance Officer and President

* The Fund had not commenced operations as of the date of this SAI.

**Messrs. Chandler and Nusblatt were elected to the Board on June 19, 2012 and, therefore, the compensation reflected is for the period June 19, 2012 through August 31, 2012.

*** Mr. McKay died on December 17, 2011.

**** Mr. Sternberg died on October 29, 2011.

[As of December 31, 2012, the Independent Directors and their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Company’s investment advisers or distributor, or of any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or distributor.]

On October 24, 1990, the Company adopted, as a participating employer, the Fund Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees, pursuant to which the Company will contribute on a quarterly basis amounts equal to 10% of the quarterly compensation of each eligible employee. Edward J. Roach, who served as President and Treasurer until June 1, 2009, has been the only employee who has participated in the Fund Office Retirement Profit-Sharing Plan and Trust Agreement. No officer, director or employee of the Adviser or the distributor currently receives any compensation from the Company.

CODE OF ETHICS

The Company, the Adviser and BNY Mellon Distributors Inc. (“BNY Mellon Distributors”) have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Company.

PROXY VOTING

The Board of Directors has delegated the responsibility of voting proxies with respect to the portfolio securities purchased and/or held by the Fund to the Adviser, subject to the Board’s continuing oversight. In exercising its voting obligations, the Adviser is guided by its general fiduciary duty to act prudently and in the interest of the Fund. The Adviser will consider factors affecting the value of the Fund’s investments and the rights of shareholders in its determination on voting portfolio securities.

The Adviser has adopted proxy voting procedures with respect to voting proxies relating to portfolio securities held by the Fund. The Adviser employs a third party service provider, RiskMetrics Group, to assist in the voting of proxies. These procedures have been provided to the service provider, who analyzes the proxies and makes recommendations, based on the Adviser’s policy, as to how to vote such proxies. A copy of Robeco’s Proxy Voting Policy is included with this SAI. Please see Appendix B to this SAI for further information.

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12- month period ended June 30 will be available, without charge, upon request, by calling 1-888-261-4073 or by visiting the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of the date of this SAI, no shares of the Fund were outstanding.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

Founded in 1929, Robeco Groep N.V. is one of the world’s oldest asset management organizations and advisers to investment funds. As of November 30, 2012, Robeco Investment Management Inc. had approximately $28 billion (USD) in assets under management. Robeco Groep N.V. is 100% owned by Rabobank Nederland (“Rabobank”). Rabobank is a cooperative bank that is owned by a large number of local banks in the Netherlands. On February 19, 2013, Robeco Groep N.V. and Rabobank announced that ORIX Corporation (“ORIX”) is acquiring approximately 90.01% of the equity in Robeco Groep N.V. from Rabobank.  The closing of the transaction, which constitutes a change in control of the Adviser, is subject to legal and regulatory approval and is expected to close in the second or third quarter of 2013.

In addition, by virtue of its common control under its parent company, Rabobank, Robeco currently is also affiliated with three broker dealers: Robeco Securities L.L.C., Harbor Funds Distributors, Inc. and Rabo Securities USA, Inc. Robeco does not execute trades through any of these affiliates.

Robeco has investment discretion for the Fund and will make all decisions affecting the assets of the Fund under the supervision of the Company’s Board of Directors and in accordance with the Fund’s stated policies. Robeco will select investments for the Fund.

Subject to the supervision of the Company’s Board of Directors, the Adviser will provide for the overall management of the Fund, including (i) the provision of a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents, (ii) the determination from time to time of what securities and other investments will be purchased, retained or sold by the Fund, and (iii) the placement from time to time of orders for all purchases and sales made for the Fund. The Adviser will provide the services rendered by it in accordance with the Fund’s investment goals, restrictions and policies as stated in the Prospectuses and in this SAI.

For its services to the Fund, Robeco is entitled to receive a monthly advisory fee under the Advisory Agreement computed at an annual rate of 1.75% of the Fund’s average daily net assets. Until December 31, 2014, Robeco has agreed to waive its fees to the extent necessary to maintain an annualized expense ratio for the Investor Class of the Fund of  2.50% (other than acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, taxes, or interest). If at any time during the first three years the Fund’s Advisory Agreement with Robeco is in effect, the Fund’s Total annual Fund operating expenses for that year are less than 2.50%  for the Investor Class, Robeco is entitled to reimbursement by the Fund of the advisory fees waived and other payments remitted by Robeco to the Fund during such three-year period. Until December 31, 2014, Robeco has also agreed to waive its fees to the extent necessary to maintain an annualized expense ratio for the Institutional Class of the Fund of 2.25% (other than acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, taxes, or interest). If at any time during the first three years the Fund’s Advisory Agreement with Robeco is in effect, the Fund’s Total annual Fund operating expenses for that year are less than 2.25% for the Institutional Class, Robeco is entitled to reimbursement by the Fund of the advisory fees waived and other payments remitted by Robeco to the Fund during such three-year period.

Each class of the Fund bears its own expenses not specifically assumed by Robeco. General expenses of the Company not readily identifiable as belonging to a portfolio of the Company are allocated among all investment portfolios by or under the direction of the Company’s Board of Directors in such manner as it deems to be fair and equitable. Expenses borne by a portfolio include, but are not limited to the expenses listed in the Prospectuses and the following (or a portfolio’s share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by a portfolio and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of a portfolio by Robeco; (c) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Company or a portfolio for violation of any law; (d) any extraordinary expenses; (e) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (f) the cost of investment company literature and other publications provided by the Company to its Directors and officers; (g) organizational costs; (h) fees to the investment advisers and BNY Mellon; (i) fees and expenses of officers and Directors who are not affiliated with a portfolio’s investment adviser or Foreside Distributors; (j) taxes; (k) interest; (l) legal fees; (m) custodian fees; (n) auditing fees; (o) brokerage fees and commissions; (p) certain of the fees and expenses of registering and qualifying the portfolios and their shares for distribution under federal and state securities laws; (q) expenses of preparing prospectuses and statements of additional information and distributing annually to existing shareholders that are not attributable to a particular class of shares of the Company; (r) the expense of reports to shareholders, shareholders’ meetings and proxy solicitations that are not attributable to a particular class of shares of the Company; (s) fidelity bond and directors’ and officers’ liability insurance premiums; (t) the expense of using independent pricing services; and (u) other expenses which are not expressly assumed by a portfolio’s investment adviser under its advisory agreement with the portfolio. Each class of the Fund pays its own distribution fees, if applicable, and may pay a different share than other classes of other expenses (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by such class or if it receives different services.

Under the Advisory Agreement Robeco will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Company in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Robeco in the performance of its duties or from reckless disregard of its duties and obligations thereunder.  The Advisory Agreement for the Fund was approved on May 15, 2013 for an initial two-year term by a vote of the Company’s Board of Directors, including a majority of those Directors who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of such parties. The Advisory Agreement for the Fund is terminable by vote of the Company’s Board of Directors or by the holders of a majority of the outstanding voting securities of the Fund, at any time without penalty, on 60 days’ written notice to Robeco. The Advisory Agreement may also be terminated by Robeco on 60 days’ written notice to the Company. The Advisory Agreement terminates automatically in the event of its assignment. Disclosure relating to the material factors and the conclusions with respect to those factors that formed the basis for the Board of Directors’ approval of the Fund’s investment advisory agreement may be reviewed in the Fund’s first annual or semi-annual report to shareholders following commencement of operations, which may be obtained, when available, by calling (888) 261-4073 or visiting the SEC’s website at www.sec.gov.

Portfolio Managers

Description of Compensation. Portfolio managers’ compensation generally is comprised of a base salary and a discretionary bonus. The discretionary bonus is based upon the unique structure of each team and consideration may be given to one or more of the following criteria, depending on the team.

•                  Individual Contribution: a subjective evaluation of the professional’s individual contribution based on the individual’s goals and objectives established at the beginning of each year;

•                  Product Investment Performance: the performance of the investment product(s) with which the individual is involved versus the pre-designed index based on the excess return and the level of risk, or tracking error, of the product;

•                  Investment Team Performance: the financial results of the Portfolio Manager’s investment group; and

•                  Firm-Wide Performance: the overall financial performance of the firm.

Compensation for portfolio managers who are also members of Robeco’s senior management team is typically derived from a base salary and a discretionary bonus. The bonus is largely tied to firm financial performance against established goals and aligned with the primary focus on investment performance results versus benchmarks.

Robeco offers a profit participation plan that is centered on investment professionals and enables them to participate in the firm’s performance. The incentive plan provides for the issuance of restricted shares and options that represent 20% of Robeco’s equity. The restricted shares and options vest over three to five years and are perpetual; when shares are redeemed, new shares will be issued. This feature ties investment professionals’ incentive to multi-period time frames.

Other Accounts. The table below discloses accounts, other than the Fund, for which each Portfolio Manager is primarily responsible for the day-to-day portfolio management, as of March 20, 2013.

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets ($mm)	# of Accounts Managed that Advisory Fee Based on Performance	Total Assets that Advisory Fee Based on Performance ($mm)

1. Joseph F. Feeney, Jr.	Registered Investment Companies:	1	$2,818	0	$0
	Other Pooled Investment Vehicles:	1	$234	0	$0
	Other Accounts:	10	$1,086	1	$23

2. Christopher K. Hart	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	3	$69	0	$0
	Other Accounts:	0	$0	0	$0

Conflict of Interest. Investment decisions for the Fund’s portfolio are made in conjunction with decisions for other accounts and/or funds for the same strategy. The Adviser recognizes that potential conflicts may arise with respect to the side-by-side management of registered investment companies and “investment accounts,” which include privately offered funds, separately managed accounts of high net worth individuals and institutional investors, and the other funds. These risks include, but may not be limited to: differing fee structures (including performance based fees), differing investments selected for various vehicles, and inequitable allocation and aggregation trading practices. Private investment partnerships, registered funds and separately managed accounts are generally invested pari passu thus mitigating many of the perceived risk associated with simultaneous management if possible. Additionally, the Compliance Department has developed comprehensive monitoring policies and procedures designed to mitigate any actual or perceived conflicts.

Securities Ownership. As of the date of this SAI, no shares of the Fund were outstanding and the Fund’s portfolio managers did not beneficially own any shares of the Fund.

Custodian Agreement

The Bank of New York Mellon, One Wall Street, New York, New York 10286 (the “Custodian”), is custodian of the Fund’s assets pursuant to a Custodian Agreement dated July 18, 2011, as amended. Under the Custodian Agreement, the Custodian: (a) maintains a separate account or accounts in the name of the Fund; (b) holds and transfers portfolio securities on account of the Fund; (c) accepts receipts and makes disbursements of money on behalf of the Fund; (d) collects and receives all income and other payments and distributions on account of the Fund’s portfolio securities; and (e) makes periodic reports to the Company’s Board of Directors concerning the Fund’s operations. The Custodian is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that the Custodian remains responsible for the performance of all of its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any sub-custodian. The Fund has made arrangements with BNY Mellon Investment Servicing Trust Company to serve as custodian for Individual Retirement Accounts (“IRAs”). For its services to the Fund under the Custodian Agreement, the Custodian receives a fee of 0.75% of average daily gross assets of the Fund calculated daily and payable monthly, or a minimum monthly fee of $833 for the Fund, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Fund.

Transfer Agency Agreement

BNY Mellon, 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as the transfer and dividend disbursing agent for the Fund pursuant to a transfer agency agreement dated November 5, 1991, as supplemented (the “Transfer Agency Agreement”), under which BNY Mellon: (a) issues and redeems shares of the Fund; (b) addresses and mails all communications by the Fund to record owners of the shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders; (c) maintains shareholder accounts and, if requested, sub-accounts; and (d) makes periodic reports to the Company’s Board of Directors concerning the operations of the Fund. BNY Mellon may, on 30 days’ notice to the Company, assign its duties as transfer and dividend disbursing agent to any other affiliate of BNY Mellon For its services to the Fund under the Transfer Agency Agreement, BNY Mellon receives a fee at the annual rate of $10 per account in the Fund, with a minimum monthly fee of $2,650 per fund/class payable monthly on a pro rata basis, exclusive of out-of-pocket expenses, and also receives reimbursement of its out-of-pocket expenses.

BNY Mellon also provides services relating to the implementation of the Company’s Anti-Money Laundering Program. The Company pays an annual fee, ranging from $3,000 - $50,000, based on the number of open accounts in each portfolio of the Company. In addition, BNY Mellon provides services relating to the implementation of the Fund’s Customer Identification Program, including verification of required customer information and the maintenance of records with respect to such verification. The Fund will pay BNY Mellon $2.25 per customer verification and $0.02 per month per record result maintained.

Administration and Accounting Agreement

BNY Mellon serves as administrator to the Fund pursuant to an administration and accounting services agreement (the “Administration Agreement”). BNY Mellon has agreed to furnish to the Fund statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Fund. In addition, BNY Mellon has agreed to prepare and file various reports with the appropriate regulatory agencies and prepare materials required by the SEC or any state securities commission having jurisdiction over the Fund. The Administration Agreement provides that BNY Mellon shall be obligated to exercise care and diligence in the performance of its duties, to act in good faith and to use its best efforts, within reasonable limits, in performing services thereunder. BNY Mellon shall be responsible for failure to perform its duties under the Administration Agreement arising out of its willful misfeasance, bad faith, gross negligence or reckless disregard. For its services to the Fund, BNY Mellon is entitled to receive a fee calculated at an annual rate of:

•        0.08% of the Fund’s first $250 million of average daily net assets;

•        0.065% of the Fund’s next $250 million of average daily net assets;

•        0.055% of the Fund’s next $250 million of average daily net assets;

•        0.040% of the Fund’s next $750 million of average daily net assets; and

•        0.03% of the Fund’s average daily net assets in excess of $1.5 billion.

The minimum monthly fee will be $5,417 for the Fund, exclusive of Rule 38a-1 base compliance support services fees, costs of obtaining independent security market quotes, data repository and analytics suite access fees and out-of-pocket expenses.

The Administration Agreement provides that BNY Mellon shall not be liable for any error of judgment or mistake of law or any loss suffered by the Company or the Fund in connection with the performance of the agreement, except a loss resulting from willful misfeasance, gross negligence or reckless disregard by it of its duties and obligations thereunder.

On June 1, 2003, the Company entered into a regulatory administration services agreement with BNY Mellon. Under this agreement, BNY Mellon has agreed to provide regulatory administration services to the Company. These services include the preparation and coordination of the Company’s annual post-effective amendment filing and supplements to the Fund’s registration statement, the preparation and assembly of board meeting materials, and certain other services necessary to the Company’s regulatory administration. BNY Mellon receives an annual fee based on the average daily net assets of the portfolios of the Company.

DISTRIBUTION ARRANGEMENTS

Distribution Agreement and Plan of Distribution

Foreside Funds Distributors, LLC, formerly known as BNY Mellon Distributors Inc., (“Foreside Distributors”) whose principal business address is 400 Berwyn Park, 899 Cassatt Road, Berwyn, PA 1931, serves as the underwriter to the Fund pursuant to the terms of a distribution agreement, effective April 1, 2012, as supplemented (the “Distribution Agreement”).

Institutional Class. Pursuant to the Distribution Agreement, Foreside Distributors will use appropriate effort to solicit orders for the sale of the Fund’s shares. Foreside Distributors does not receive compensation from the Company for the distribution of the Fund’s Institutional Class shares; however, the Adviser pays an annual fee to Foreside Distributors as compensation for underwriting services rendered to the Fund pursuant to the Distribution Agreement.

Investor Class. Pursuant to the Distribution Agreement and the related Plan of Distribution, as amended, for the Investor Class (together, the “Investor Class Plan”), which were adopted by the Company in the manner prescribed by Rule 12b-1 under the 1940 Act, Foreside Distributors will use appropriate efforts to solicit orders for the sale of the Fund’s shares. Payments to Foreside Distributors under the Investor Class Plan are to compensate it for distribution assistance and expenses assumed and activities intended to result in the sale of shares of the Investor Class including advertising, printing and mailing of prospectuses to others than current shareholders, compensation to underwriters, compensation to broker-dealers, compensation to sales personnel, and interest, carrying or other financing changes. As compensation for its distribution services, Foreside Distributors receives, pursuant to the terms of the Distribution Agreement, a distribution fee under the Investor Class Plan, to be calculated daily and paid monthly by the Investor Class of the Fund at the annual rate set forth in the Investor Class Prospectus.

Among other things, the Plan provides that: (1) Foreside Distributors shall be required to submit quarterly reports to the

Directors of the Company regarding all amounts expended under the Plan and the purposes for which such expenditures were made, including commissions, advertising, printing, interest, carrying charges and any allocated overhead expenses; (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the Company’s Directors, including a majority of those Directors who are not “interested persons” (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan, acting in person at a meeting called for said purpose; (3) the aggregate amount to be spent by the Fund on the distribution of the Fund’s shares of a Class under the Plan shall not be materially increased without shareholder approval; and (4) while the Plan remains in effect, the selection and nomination of the Company’s Directors who are not “interested persons” of the Company (as defined in the 1940 Act) shall be committed to the discretion of such Directors who are not “interested persons” of the Company.

Mr. Sablowsky, a Director of the Company, had an indirect interest in the operation of the Plan by virtue of his position with Oppenheimer Co., Inc., formerly Fahnestock Co., Inc., a broker-dealer.

FUND TRANSACTIONS

Subject to policies established by the Board of Directors and applicable rules, the Adviser is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Fund. In executing portfolio transactions, the Adviser seeks to obtain the best price and most favorable execution for the Fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. While the Adviser generally seeks reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions.

The Fund has no obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The Adviser may, consistent with the interests of the Fund and subject to the approval of the Board of Directors, select brokers on the basis of the research, statistical and pricing services they provide to the Fund and other clients of the Adviser. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under its contracts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long-term.

Investment decisions for the Fund and for other investment accounts managed by the Adviser are made independently of each other in the light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount according to a formula deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned, in other cases it is believed to be beneficial to the Fund.

PURCHASE AND REDEMPTION INFORMATION

You may purchase shares through an account maintained by your brokerage firm and you may also purchase shares directly by mail or wire. The Company reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of the Fund’s shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing the Fund’s NAV. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. A shareholder will also bear any market risk or tax consequences as a result of a payment in securities. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund. A shareholder will bear the risk of a decline in market value and any tax consequences associated with a redemption in securities.

Under the 1940 Act, the Company may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange, Inc. (the “NYSE”) is closed (other than customary weekend and holiday closings), or during which the SEC restricts trading on the NYSE or determines an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Company may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions).

Shares of the Company are subject to redemption by the Company, at the redemption price of such shares as in effect from time to time, including, without limitation: (1) to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectuses from time to time; (2) if such redemption is, in the opinion of the Company’s Board of Directors, desirable in order to prevent the Company or the Fund from being deemed a “personal holding company” within the meaning of the Code; (3) or if the net income with respect to any particular class of common stock should be negative or it should otherwise be appropriate to carry out the Company’s responsibilities under the 1940 Act.

The Fund has the right to redeem your shares at current NAV at any time and without prior notice if, and to the extent that, such redemption is necessary to reimburse the the Fund for any loss sustained by reason of your failure to make full payment for shares of the Fund you previously purchased or subscribed for.

Automatic Investment Plan

The Automatic Investment Plan enables investors to make regular (monthly or quarterly) investments ($5,000 minimum for Institutional Class and $100 minimum for Investor Class), in Institutional Class or Investor Class shares of the Fund through an automatic withdrawal from your designated bank account by simply completing the Automatic Investment Plan application. Please call the Transfer Agent at (888) 261-4073 to enroll. By completing the enrollment form, you authorize the Fund’s Custodian to periodically draw money from your designated account, and to invest such amounts in account(s) with the fund(s) specified. The transaction will be automatically processed to your mutual fund account on or about the first business day of the month or quarter you designate.

If you elect the Automatic Investment Plan, please be aware that: (1) the privilege may be revoked without prior notice if any check is not paid upon presentation; (2) the Fund’s Custodian is under no obligation to notify you as to the non-payment of any check, and (3) this service may be modified or discontinued by the Fund’s Custodian upon thirty (30) days’ written notice to you prior to any payment date, or may be discontinued by you by written notice to the Transfer Agent at least ten (10) days before the next payment date.

OTHER INFORMATION REGARDING MAXIMUM SALES CHARGE, PURCHASES AND REDEMPTIONS

The following information supplements the information in the Prospectuses under the caption “Shareholder Information.” Please see the Prospectuses for more complete information.

Other Purchase Information

If shares of the Fund are held in a “street name” account with an Authorized Dealer, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner’s account will be performed by the Authorized Dealer, and not by the Fund and its Transfer Agent. Since the Fund will have no record of the beneficial owner’s transactions, a beneficial owner should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about the account. The transfer of shares in a “street name” account to an account with another dealer or to an account directly with the Fund involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Authorized Dealer.

Systematic Withdrawal Plan

A systematic withdrawal plan (the “Systematic Withdrawal Plan”) is available to holders of Investor Class Shares of the Fund whose shares are worth at least $10,000. The Systematic Withdrawal Plan provides for monthly payments to the participating shareholder of any amount not less than $100.

Dividends and capital gain distributions on shares held under the Systematic Withdrawal Plan are reinvested in additional full and fractional shares of the Fund at net asset value. The Transfer Agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The Systematic Withdrawal Plan may be terminated at any time. Withdrawal payments should not be considered to be dividends, yield or income. If periodic withdrawals continuously exceed new purchases and reinvested dividends and capital gains distributions, the shareholder’s original investment will be correspondingly reduced and ultimately exhausted. See “Shareholder Information” in the Prospectuses. In addition, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be reported for federal and state income tax purposes. A shareholder should consult his or her own tax adviser with regard to the tax consequences of participating in the Systematic Withdrawal Plan. For further information or to request a Systematic Withdrawal Plan, please write or call the Transfer Agent.

TELEPHONE TRANSACTION PROCEDURES

The Company’s telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms; (2) requiring the caller to provide the names of the account owners, the account social security number and name of the Fund, all of which must match the Company’s records; (3) requiring the Company’s service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) permitting exchanges (if applicable) only if the two account registrations are identical; (5) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (6) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and (7) maintaining tapes of telephone transactions for six months, if the Company elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than Foreside Distributors), financial institutions, securities dealers, financial planners and other industry professionals, additional documentation or information regarding the scope of a caller’s authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by an attorney-in-fact under a power of attorney.

VALUATION OF SHARES

Subject to the approval of the Company’s Board of Directors, the Fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments in determining the approximate market value of portfolio investments. This may result in the securities being valued at a price that differs from the price that would have been determined had the matrix or formula method not been used. All cash, receivables, and current payables are carried on the Fund’s books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Fund’s Valuation Committee under the direction of the Company’s Board of Directors.

TAXES

General

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectuses are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

The discussions of the federal tax consequences in the Prospectuses and this SAI are based on the Internal Revenue

Code (the “Code”) and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the statements included herein, and any such changes or decisions may be retroactive.

The Fund intends to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As such, the Fund generally is exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders. To qualify for treatment as a regulated investment company, it must meet three important tests each year.

First, the Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities, or currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of its taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of the Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses, or (3) one or more qualified publicly traded partnerships.

Third, the Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) before taking into account any deduction for dividends paid, and 90% of its tax-exempt income, if any, for the year.

The Fund intends to comply with these requirements. If the Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If for any taxable year the Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, taxable shareholders would recognize dividend income on distributions to the extent of the Fund’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax.

State and Local Taxes

Although the Fund expects to qualify as a regulated investment company and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

Taxation of Certain Investments

The tax principles applicable to transactions in financial instruments, such as futures contracts and options, that may be engaged in by the Fund, and investments in passive foreign investment companies (“PFICs”), are complex and, in some cases, uncertain. Such transactions and investments may cause the Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

In addition, in the case of any shares of a PFIC in which the Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

ADDITIONAL INFORMATION CONCERNING COMPANY SHARES

The Company has authorized capital of 100 billion shares of common stock at a par value of $0.001 per share. Currently, 80.573 billion shares have been classified into 142 classes, however, the Company only has [      ] active share classes that have begun investment operations. Under the Company’s charter, the Board of Directors has the power to classify and reclassify any unissued shares of common stock from time to time.

Each share that represents an interest in the Fund has an equal proportionate interest in the assets belonging to the Fund with each other share that represents an interest in the Fund, even where a share has a different class designation than another share representing an interest in the Fund. Shares of the Company do not have preemptive or conversion rights. When issued for payment as described in the Prospectus, shares of the Company will be fully paid and non-assessable.

The Company does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company’s amended By-Laws provide that shareholders owning at least ten percent of the outstanding shares of all classes of Common Stock of the Company have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Company will assist in shareholder communication in such matters.

Holders of shares of each class of the Company will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of the Company will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under Rule 18f-2 the approval of an investment advisory agreement or distribution agreement or any change in a fundamental investment objective or fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to a portfolio. Shareholders of the Company are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of common stock of the Company may elect all of the Directors.

Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Company’s common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above), or by the Company’s Articles of Incorporation and By-Laws, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).

Shareholder Approvals. As used in this SAI and in the Prospectuses, “shareholder approval” and a “majority of the outstanding shares” of the Fund means, with respect to the approval of the advisory agreement. Distribution Plan or a change in the Fund’s investment objective or a fundamental investment limitation of the Fund, the lesser of (1) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund.

MISCELLANEOUS

Counsel

The law firm of Drinker Biddle & Reath LLP, One Logan Square, Ste. 2000, Philadelphia, Pennsylvania 19103-6996, serves as independent counsel to the Company and the Disinterested Directors.

Independent Registered Public Accounting Firm

Ernst & Young LLP, One Commerce Square, Suite 700, 2001 Market Street, Philadelphia, PA 19103, serves as the Fund’s independent registered public accounting firm, and in that capacity audits the Fund’s financial statements.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days.  The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” — A short-term obligation rated “A-1” is rated in the highest category and indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” — A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” — A short-term obligation rated “A-3” exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” — A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” — A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” — A short-term obligation rated “D” is in payment default.  The “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period.  However, any stated grace period longer than five business days will be treated as five business days.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks — Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings.  An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.  Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation.  Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.  Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.  The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” — Securities possess the highest short-term credit quality.  This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” — Securities possess good short-term credit quality.  This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” — Securities possess fair short-term credit quality.  This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” — Securities possess speculative short-term credit quality.  This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” — Securities possess high short-term default risk.  Default is a real possibility.

“RD” — Restricted default.  Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.  Applicable to entity ratings only.

“D” — Default.  Indicates a broad-based default event for an entity, or the default of a short-term obligation.

The DBRS® Ratings Limited (“DBRS”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner.  Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims.  The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality.  The capacity for the payment of short-term financial obligations as they fall due is exceptionally high.  Unlikely to be adversely affected by future events.

“R-1 (middle)” — Short-term debt rated “R-1 (middle)” is of superior credit quality.  The capacity for the payment of short-term financial obligations as they fall due is very high.  Differs from “R-1 (high)” by a relatively modest degree.  Unlikely to be significantly vulnerable to future events.

“R-1 (low)” — Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial.  Overall strength is not as favorable as higher rating categories.  May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” — Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.

“R-2 (middle)” — Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” — Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.  A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” — Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality.  There is a capacity for the payment of short-term financial obligations as they fall due.  May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” — Short-term debt rated “R-4” is considered to be of speculative credit quality.  The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” — Short-term debt rated “R-5” is considered to be of highly speculative credit quality.  There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” — Short-term debt rated “D” implies a financial obligation has not been met or it is clear that a financial obligation will not be met in the near future, or a debt instrument has been subject to a distressed exchange.  A downgrade to “D” may not immediately follow an insolvency or restructuring filing as grace periods, other procedural considerations, or extenuating circumstance may exist.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” — An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” — An obligation rated “AA” differs from the highest-rated obligations only to a small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” — An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” — An obligation rated “BBB” exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” — Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics.  “BB” indicates the least degree of speculation and “C” the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” — An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” — An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” — An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” — An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C” — A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default.  Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

“D” — An obligation rated “D” is in payment default.  The “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days, irrespective of any grace period.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.  An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-) — The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” — This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks - Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings.  An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more.  Such ratings reflect both the likelihood of default on contractually promised payments and the expected financial loss suffered in the event of default.  The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” — Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” — Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” — Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” — Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” — Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” — Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” — Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” — Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” — Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note:  Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.”  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” — Securities considered to be of the highest credit quality.  “AAA” ratings denote the lowest expectation of credit risk.  They are assigned only in cases of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” — Securities considered to be of very high credit quality.  “AA” ratings denote expectations of very low credit risk.  They indicate very strong capacity for payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

“A” — Securities considered to be of high credit quality.  “A” ratings denote expectations of low credit risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” — Securities considered to be of good credit quality.  “BBB” ratings indicate that expectations of credit risk are currently low.  The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

“BB” — Securities considered to be speculative.  “BB” ratings indicate that there is an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” — Securities considered to be highly speculative.  “B” ratings indicate that material credit risk is present.

“CCC” — A “CCC” rating indicates that substantial credit risk is present.

“CC” — A “CC” rating indicates very high levels of credit risk.

“C” — A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics.  Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

The DBRS long-term rating scale provides an opinion on the risk of default.  That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued.  Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims.  All rating categories other than AAA and D also contain subcategories “(high)” and

“(low)”.  The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category.  The following summarizes the ratings used by DBRS for long-term debt:

“AAA” -  Long-term debt rated “AAA” is of the highest credit quality.  The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” — Long-term debt rated “AA” is of superior credit quality.  The capacity for the payment of financial obligations is considered high.  Credit quality differs from “AAA” only to a small degree.  Unlikely to be significantly vulnerable to future events.

“A” — Long-term debt rated “A” is of good credit quality.  The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.”  May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” — Long-term debt rated “BBB” is of adequate credit quality.  The capacity for the payment of financial obligations is considered acceptable.  May be vulnerable to future events.

“BB” — Long-term debt rated “BB” is of speculative, non-investment grade credit quality.  The capacity for the payment of financial obligations is uncertain.  Vulnerable to future events.

“B” — Long-term debt rated “B” is of highly speculative credit quality.  There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” — Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations.  There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range.  Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” — A security rated “D” implies that a financial obligation has not been met or it is clear that a financial obligation will not be met in the near future or a debt instrument has been subject to a distressed exchange.  A downgrade to “D” may not immediately follow an insolvency or restructuring filing as grace periods or extenuating circumstances may exist.

Municipal Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating.  Notes with an original maturity of more than three years will most likely receive a long-term debt rating.  In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

•  Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•  Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” — A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” — A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” — A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

Moody’s uses the Municipal Investment Grade (“MIG”) scale to rate U.S. municipal bond anticipation notes of up to three years maturity.  Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity.  MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating.  MIG ratings are divided into three levels — “MIG-1” through “MIG-3” while speculative grade short-term obligations are designated “SG”.  The following summarizes the ratings used by Moody’s for short-term municipal obligations:

“MIG-1” — This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” — This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” — This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” — This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

“NR” — Is assigned to an unrated obligation.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned:  a long or short-term debt rating and a demand obligation rating.  The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG rating scale called the Variable Municipal Investment Grade or “VMIG” scale.  The rating transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support, generally, will terminate if the issuer’s long-term rating drops below investment grade.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG-1” — This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” — This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” — This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” — This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

“NR” — Is assigned to an unrated obligation.

About Credit Ratings

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs).  It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.  The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations.  Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.  Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are opinions based on the quantitative and qualitative analysis of information sourced and received by DBRS, which information is not audited or verified by DBRS.  Ratings are not buy, hold or sell recommendations and they do not address the market price of a security.  Ratings may be upgraded, downgraded, placed under review, confirmed and discontinued.

Robeco Investment Management

Proxy Voting Policies

B-1

ROBECO  INVESTMENT MANAGEMENT

ROBECO WEISS, PECK & GREER

ROBECO BOSTON PARTNERS

Proxy Voting Policies

March 2013

Robeco Investment Management

909 Third Avenue

New York, NY 10022 — Telephone 212-908-9500 — www.robecoinvest.com

I.	The Board of Directors	1
A.	Voting on Director Nominees in Uncontested Elections	1
B.	Majority Voting for Director Elections (U.S. and Canada)	4
C.	Chairman and CEO are the Same Person	5
D.	Majority of Independent Directors	5
E.	Stock Ownership Requirements	5
F.	Options Backdating	5
G.	Lack of nominating committee	5
H.	Term of Office	6
I.	Requiring two or more nominees	6
J.	Age Limits	6
K.	Director and Officer Indemnification and Liability Protection	6
L.	Succession Planning	6
M.	Limits for directors receiving 25% Withhold Votes	6
N.	Establish/Amend Nominee Qualifications	6
O.	Director Elections - Non-U.S. Companies	7
II.	Proxy Contests	18
A.	Voting for Director Nominees in Contested Elections	18
B.	Reimburse Proxy Solicitation Expenses	18
III.	Auditors	18
A.	Ratifying Auditors	18
B.	Italy - Director and Auditor Indemnification	19
C.	Austria, Greece, Portugal and Spain:	19
D.	MSCI EAFE Companies — Auditor Fee Disclosure	19
IV.	Proxy Contest Defenses	20
A.	Board Structure: Staggered vs. Annual Elections	20
B.	Shareholder Ability to Remove Directors	20
C.	Cumulative Voting	20
D.	Shareholder Ability to Call Special Meetings	20
E.	Shareholder Ability to Act by Written Consent	20
F.	Shareholder Ability to Alter the Size of the Board	21
V.	Tender Offer Defenses	21
A.	Poison Pills	21
B.	Poison Pills (Japan)	22

C.	Anti-Takeover Proposals (France)	22
D.	Fair Price Provisions	22
E.	Greenmail	23
F.	Pale Greenmail	23
G.	Unequal Voting Rights	23
H.	Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws	23
I.	Supermajority Shareholder Vote Requirement to Approve Mergers	23
J.	White Squire Placements	23
K.	Protective Preference Shares	23
VI.	Miscellaneous Governance Provisions	24
A.	Confidential Voting	24
B.	Equal Access	24
C.	Bundled Proposals	25
D.	Shareholder Advisory Committees	25
E.	Charitable Contributions	25
F.	Adjourn Meeting Requests to Solicit Additional Proxies to Approve Merger Agreement	25
G.	Related-Party Transactions (France)	25
H.	Related Party Transaction Auditor Reports (France)	25
I.	Authority to Reduce Minimum Notice Period for Calling a Meeting (non-US Companies)	26
VII.	Capital Structure	27
A.	Common Stock Authorization	27
B.	Capital Issuance Requests	27
C.	Stock Distributions: Splits and Dividends	28
D.	Reverse Stock Splits	28
E.	Preferred Stock	29
F.	Adjustments to Par Value of Common Stock	29
G.	Preemptive Rights	29
H.	Debt Restructurings	29
I.	Share Repurchase Programs	29
J.	Share Repurchase Programs to Fund Stock Option Plans	30
K.	Additional Share Repurchase Programs	30
L.	Netherlands - Remuneration Report	30
M.	Tracking Stock	31
N.	“Going Dark” Transactions	31
VIII.	Executive and Director Compensation	32

A.	General	32
B.	Management Proposals Seeking Approval to Reprice Options	32
C.	Director Compensation	33
D.	Employee Stock Purchase Plans	33
E.	OBRA-Related Compensation Proposals:	34
F.	Shareholder Proposals to Limit Executive and Director Pay	34
G.	Golden and Tin Parachutes	34
H.	Employee Stock Ownership Plans (ESOPs)	35
I.	401(k) Employee Benefit Plans	35
J.	Pension Plan Income and Performance-Based Compensation	35
K.	Indexed Options and Performance Vested Restricted Stock	35
L.	Burn Rate	35
M.	Transferable Stock Options	35
N.	Supplemental Executive Retirement Plan (SERPs)	36
O.	Pay-for-Superior-Performance	36
P.	Executive Compensation Advisory Proposal (Say on Pay)	36
Q.	Pre-Arranged Trading Plans (10b5-1 Plans)	37
R.	Share Buyback Holding Periods	38
S.	Tax Gross-Up Proposals	38
T.	Reimbursement of Expenses Incurred from Candidate Nomination Proposal	38
U.	Equity Based Compensation Plans are evaluated on a case-by-case basis	39
V.	Golden Coffin (Death Benefit)	39
W.	Hold Till (post) Retirement	39
X.	Termination of Employment Prior to Severance Payment and Eliminating Accelerated Vesting of Unvested Equity:	40
Y.	Compensation Issue in Non-US Companies	40
Z.	Canadian Equity Compensation Plans, TSX Issuers	42
IX.	State of Incorporation	43
A.	Voting on State Takeover Statutes	43
B.	Voting on Reincorporation Proposals	43
X.	Mergers and Corporate Restructurings	44
A.	Mergers and Acquisitions	44
B.	Corporate Restructuring	44
C.	Spin-offs	45
D.	Asset Sales	45

E.	Liquidations	45
F.	Appraisal Rights	45
G.	Changing Corporate Name	45
H.	Special Purpose Acquisition Corporations (SPACs)	45
XI.	Mutual Funds	46
XII.	Corporate Governance and Conduct	46

Robeco Investment Management

Proxy Voting Policies

As of March 2013

I.                     The Board of Directors

A.                                    Voting on Director Nominees in Uncontested  Elections

1.                                      Votes on director nominees are made on a CASE-BY-CASE basis, examining the following factors:

a.              Long-term corporate performance record relative to a market index;

b.              Composition of board and key board committees;

c.               Corporate governance provisions and takeover activity;

d.              Nominee’s attendance at meetings;

e.               Nominee’s investment in the company;

f.                Whether a retired CEO sits on the board;

g.               Whether the chairman is also serving as CEO;

h.              Whether the nominee is an inside director and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; AND

i.                  Whether the company has failed to meet a predetermined performance test for issuers within the Russell 3000 index;

j.                 For issuers within the Russell 3000 index, after evaluating the company’s overall performance relative to its peers, taking into account situational circumstances including (but not limited to) changes in the board or management, and year-to-date total shareholder returns;

k.              On members of the Audit Committee and/or the full board if poor accounting practices are identified which rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures taking into consideration the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions in determining whether negative vote recommendations are warranted.

l.                  If the board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval taking into account the following factors:

i.                  The date of the pill’s adoption relative to the date of the next meeting of shareholders — i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

ii.               The issuer’s governance structure and practices; and

iii.            The issuer’s track record of accountability to shareholders.

2.                                      In the following situations, votes on director nominees will be WITHHELD:

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a.              Nominee attends less than 75% of the board and committee meetings without a valid excuse;

b.              Nominee implements or renews a dead-hand or modified dead-hand poison pill;

c.               Nominee ignores a shareholder proposal that is approved by a majority of shares outstanding;

d.              Nominee has failed to act on takeover offers where the majority of the shareholders have tendered their shares;

e.               Nominee is an inside director or affiliated outsider and sits on the audit, compensation, or nominating  committees;

f.                Nominee is an inside director or affiliated outsider and the majority of the board is not independent;

g.               Nominee is an audit committee member when a company’s non-audit fees are greater than 50% of all fees paid;

h.              Nominee has enacted egregious corporate governance policies or failed to replace management as appropriate;

i.                  Nominee is CEO of a publicly traded company who serves on more than three public boards including his/her own board;

j.                 From the entire board (except new nominees) where the director(s) receive more than 50% WITHHOLD votes of those cast and the issue underlying the WITHHOLD vote has not been addressed;

k.              From compensation committee members if there is a poor linkage between performance (1/3 yrs TSR) and compensation practices based on peer group comparisons;

l.                  From compensation committee members if they fail to submit one-time transferable stock options to shareholders for approval;

m.          From compensation committee members if the company has poor compensation practices. Poor disclosure will also be considered. Poor compensation practices include, but are not limited to:

i.                       Egregious employment contracts including excessive severance provisions

ii.                    Excessive perks that dominate compensation (base salary will be used as a relative measure to determine excessiveness)

iii.                 Huge bonus payouts without justifiable performance

iv.                Performance metrics that are changed during the performance period

v.                   Egregious SERP payouts

vi.                New CEO with overly generous new hire package

vii.             Internal pay disparity

viii.          Poor practices (unless contractually bound) have not been remedied despite the previous application of cautionary language

ix.                Multi-year base salary increases guaranteed as part of an employment contract

x.                   Perks for former executives including car allowances and personal use of corporate aircraft

xi.                Excessive severance/change in control arrangements now include any new or materially amended arrangements that include provisions for the payment of excise tax gross-ups (including modified gross-ups) and/or modified single-triggers (which allow an executive

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to receive change-in-control severance upon voluntary resignation during a window period following the change in control);

xii.            Liberal change in control definition in individual contracts or equity plans which could result in payments to executives without an actual change in control occurring;

xiii.         Tax reimbursements of any executive perquisites or other payments will be considered a poor pay practice;

xiv.         Payment of dividends or dividend equivalents on unearned performance awards will be considered a poor practice;

n.              From any nominee, with the exception of new nominees, if the company has a classified board and a continuing director is responsible for a problematic governance issue at the board/committee level;

3.                                      In the following situations, votes on director nominees will be WITHHELD or voted AGAINST:

a.              Incumbent director nominees at Russell 3000 companies, if there is a lack of accountability and oversight, along with sustained poor performance relative to their peers; and

b.              Audit committee members when the company receives an Adverse Opinion on the company’s financial statements from its auditors;

c.               The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term pill” (12 months or fewer), without shareholder approval. A commitment or policy that puts a newly-adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation.  Review such companies with classified boards every year, and such companies with annually-elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill. This policy will apply to all companies adopting or renewing pills after the announcement of this policy (Nov. 19, 2009.)

d.              The board makes a material, adverse change to an existing poison pill without shareholder approval.

e.               The entire board of directors (except new nominees, who will be considered on a CASE-BY-CASE basis), if:

i.                  For 2013, the board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year; or

ii.               For 2013, the board failed to act on a shareholder proposal that received approval of the majority of shares cast in the last year and one of the previous two years.

iii.            For 2014, the board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year.

4.                                      Under extraordinary circumstances, RIM will vote AGAINST or WITHHOLD from individual directors, members of a committee, or the entire board, due to:

a.              Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company (including but not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging company stock or significant pledging of company stock

b.              Failure to replace management as appropriate; or

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c.               Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interest of shareholders at any company.

5.                                      RIM will vote AGAINST or WITHHOLD from the entire board of directors (except new nominees, who should be considered CASE-BY-CASE) if

a.              The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency.

6.                                      RIM will vote CASE-BY-CASE on the entire board if:

a.              The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-play frequency, taking into account:

i.                                          The board’s rationale for selecting a different frequency;

ii.                                       The company’s ownership structure and vote results;

iii.                                    Analysis of whether there are compensation concerns or a history of problematic compensation practices; and

iv.                                   The previous year’s support level on the company’s say-on-pay proposal.

7.                                      RIM will vote on a CASE-BY-CASE basis on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if the company’s previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:

a.              The company’s response, including:

i.                                          Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

ii.                                       Specific actions taken to address the issues that contributed to the low level of support;

iii.                                    Other recent compensation actions taken by the company;

b.              Whether the issues raised are recurring or isolated;

c.               The company’s ownership structure; and

d.              Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

B.                                    Majority Voting for Director Elections (U.S. and Canada)

Shareholder proposals calling for majority voting thresholds for director elections

We generally vote FOR these proposals unless the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and/or provide an adequate

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response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

C.                                    Chairman and CEO are the Same Person

We vote FOR shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

D.                                    Majority of Independent Directors

1.                                      We vote FOR shareholder proposals that request that the board be composed of a two-thirds majority of independent directors.

2.                                      We vote FOR shareholder proposals that request that the board audit, compensation and/or nominating committees be composed exclusively of independent directors.

E.                                    Stock Ownership Requirements

1.                                      We vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

2.                                      We vote FOR management and shareholder proposals requiring directors be partially or fully paid in stock.

F.                                     Options Backdating

1.                                      We may recommend WITHHOLDING votes from the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board.

2.                                      We will adopt a CASE-BY-CASE policy to the options backdating issue.  In recommending withhold votes from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, we will consider several factors, including, but not limited to, the following:

a.              Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

b.              Length of time of options backdating;

c.               Size of restatement due to options backdating;

d.              Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recoupment of option gains on backdated grants;

e.               Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

G.                                   Lack of nominating committee

We will WITHHOLD votes from insiders and affiliated outsiders for failure to establish a formal nominating committee.  Furthermore, WITHHOLD votes from insiders and affiliated outsiders on any company where the board attests that the ‘independent’ directors serve the functions of a nominating committee.

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H.                                   Term of Office

We vote AGAINST shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.

I.                                        Requiring two or more nominees

We vote AGAINST proposals to require two or more candidates for each board seat.

J.                                      Age Limits

We vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

K.                                   Director and Officer Indemnification and Liability Protection

1.                                      Proposals concerning director and officer indemnification and liability protection are evaluated on a CASE-BY-CASE basis.

2.                                      We vote AGAINST proposals to limit or eliminate director and officer liability for monetary damages for violating the duty of care.

3.                                      We vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

4.                                      We vote FOR only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (a) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (b) only if the director’s legal expenses would be covered.

L.                                    Succession Planning

Shareholder proposal seeking the adoption of a documented CEO succession planning policy.

We will evaluate such proposals on a CASE-BY-CASE basis considering the company’s current practices and the scope of the proposal.

M.                                 Limits for directors receiving 25% Withhold  Votes

Shareholder proposal seeking a policy that forbids any director who receives more than 25% withhold votes cast from serving on any key board committee for two years, and asks the board to find replacement directors for the committees if need be.

We will evaluate such proposals on a CASE-BY-CASE basis considering the company’s current practices and the scope of the proposal.

N.                                    Establish/Amend Nominee Qualifications

We will vote CASE-BY-CASE on shareholder resolutions seeking a director nominee candidate who possesses a particular subject matter expertise, considering:

1.                                      The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;

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2.                                      The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;

3.                                      The company disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and

4.                                      The scope and structure of the proposal

O.                                   Director Elections — Non-U.S. Companies

1.                                      Canada

In the following situations, votes will be WITHHELD:

a.              From any director on the audit or compensation committee who served as the company’s CEO or who, within the past five years, served as the company’s CFO (This policy only applies to Toronto Stock Exchange (TSX) companies).;

b.              From audit committee members if audit fees are not disclosed in publicly filed documents or obtainable within a reasonable period of time prior to the shareholder’s meeting;

c.               From audit committee members where “other” or non-audit related fees paid to the external auditor in the most recently completed fiscal year exceeded fees paid to that firm for all audit related services. In the case of slate ballots, a vote of WITHHOLD will be applied to the entire slate. (One-time fees disclosed as “other” that are paid for corporate reorganization services will be excluded from the calculation for determining whether non-audit fees exceed audit and audit-related fees paid to the external firm);

d.              The individual director has attended fewer than 75 percent of the board and committee meetings held within the past year without a valid reason for his or her absence and the company has a plurality vote standard;

e.               The individual director has attended fewer than 75 percent of the board and committee meetings held within the past year without a valid reason for his or her absence and a pattern of low attendance exists based on prior years’ meeting attendance, and the company has adopted a majority vote standard.

f.                Generally WITHHOLD votes from all directors nominated by slate ballot at the annual/general or annual/special shareholders’ meetings. This policy will not apply to contested director elections.

g.

Votes from individual directors (and the whole slate if the slate includes such individual directors) who:

i.                                          Are insiders on the compensation or nominating committee and the committee is not majority independent.

h.              Votes from individual directors (and the whole slate if the slate includes such individual directors) who:

i.                                          Are insiders and the entire board fulfills the role of a compensation or nominating committee and the board is not    majority independent

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RIM policies support a one-share, one-vote principle. In recognition of the substantial equity stake held by certain shareholders, on a CASE-BY-CASE basis, director nominees who are or who represent a controlling shareholder of a majority owned company, who will be designated as controlling insiders, may generally be supported under ISS’ board and committee independence policies, if the company meets all of the following independence and governance criteria:

a.              Individually elected directors;

b.              The number of related directors should not exceed the proportion of the common shares controlled by the controlling shareholder, to a maximum of two-thirds, however if the CEO is related to the controlling shareholder, then at least two-thirds of the directors should be independent of management;

c.               If the CEO and chair roles are combined or the CEO is or is related to the controlling shareholder, then there should be an independent lead director and the board should have an effective and transparent process to deal with any conflicts of interest between the company, minority shareholders, and the controlling shareholder; and

d.              A majority of the audit and nominating committees should be either independent directors or related directors who are independent of management. All members of the compensation committee should be independent of management, and, if the CEO is related to the controlling shareholder, no more than one member of the compensation committee should be a related director;

e.               Prompt disclosure of detailed vote results following each shareholder meeting; and

f.                Adoption of a majority vote standard with a director resignation policy for uncontested elections OR a public commitment to adopt a majority voting standard with a director resignation policy for uncontested elections if the controlling shareholder ceases to control 50 percent or more of the common shares.

RIM will also consider the following:

a.              Nominating committee has process to receive and discuss suggestions from shareholders for potential director nominees; and

b.              If the CEO is related to the controlling shareholder, the board’s process to evaluate the performance, leadership, compensation, and succession of management should be led by independent directors.

RIM will also take into consideration any other concerns related the conduct of the subject director and any controversy or questionable actions on the part of the subject director that are deemed not to be in the best interests of all shareholders.

In the following situations, we will vote AGAINST:

a.              We will vote AGAINST compensation committee members if the company has poor pay practices as defined above.

b.              We will generally vote AGAINST the entire slate if individual director elections are not permitted and the company demonstrates poor pay practices as defined above.

c.               We will generally vote AGAINST equity plans if plan is used as a vehicle for poor pay practices as defined above.

2.                                      Europe

a.              Directors’ term of office

For the markets of Belgium, Denmark, Finland, France, Ireland, Italy, Netherlands, Norway, Portugal, Sweden, and Switzerland, we vote AGAINST the election or reelection of any director when their term is not disclosed or when it exceeds four years and adequate explanation for non-compliance has not been provided.

b.              Executives on audit and remuneration committees

For the markets of Finland, France, Ireland, the Netherlands, and Sweden, we vote AGAINST the

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election or reelection of any executive (as defined by RMG’S director categorization guidelines), including the CEO, who serve on the audit and/or remuneration committees. We vote AGAINST if the disclosure is too poor to determine whether an executive serves or will serve on a committee.

c.               Bundling of proposal to elect directors

For the markets of France and Germany, we vote AGAINST the election or reelection of any director if the company proposes a single slate of directors.

d.              Majority-independent board (i.e., greater than 50%)

For the markets of Switzerland, Belgium, Denmark, Norway, and the Netherlands, we vote AGAINST the election or reelection of any non-independent director (excluding the CEO) if the proposed board is not at least 50 % independent (as defined by RMG’S director categorization guidelines). For the markets of Finland, Sweden, Ireland, and Luxembourg, we vote AGAINST non-independent directors if there is not majority independence, but only for those companies that are part of the MSCI EAFE index.

Carve Outs: For the larger German companies where 50 % of the board must consist of labor representatives by law, we require one-third of the total board be independent.

France: We will vote FOR a non-independent, non-executive director, provided that two conditions are satisfied: future composition of the board of at least 33 percent of independents, AND improvements in board composition (e.g. independence increase from 25 to 40 percent).

e.               Disclosure of names of nominees

For all European companies that are part of the MSCI EAFE index (Austria, Belgium, Switzerland, Germany, Denmark, Spain, Finland, France, Ireland, Italy, Netherlands, Norway, Portugal, Greece, and Sweden), we vote AGAINST the election or reelection of any directors when the names of the nominees are not disclosed in a timely manner prior to the meeting.. This policy will be applied to all companies in these markets, for bundled as well as unbundled items. In the case of Italy, once the list of nominees has been disclosed, we will evaluate each nominee on a CASE-BY- CASE basis.  In the case of Poland and Turkey, RIM will vote FOR the election of directors in 2013 even if nominee names are not disclosed in a timely manner. Beginning in 2014, this grace period will cease.

f.                All European Markets

RIM will vote AGAINST (re)election of a combined chair/CEO at core companies.  However, with the company provides assurance that the chair/CEO would only serve in the combined role on an interim basis (no more than two years), with the intent of separating the roles within a given time frame, considerations should be given to these exceptional circumstances.  In this respect, the vote will be made on a CASE-BY-CASE basis.  In order for RIM to consider a favorable vote for an interim combined chair/CEO the company will need to provide adequate control mechanisms on the board (such as a lead independent director, a high overall level of board independence, and a high level of independence on the board’s key committees.)

3.                                      Ireland

We vote AGAINST on-independent directors if the majority board is not independent, but only for companies that are constituents of ISE 20.

4.                                      Netherlands

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We vote AGAINST nominees when their term is not disclosed or exceeds four years and an adequate explanation for noncompliance has not been provided.

5.                                      Canada

We vote CASE-BY_CASE on proposals to adopt an Advance Notice Board Policy or to adopt or amend bylaws containing or adding an advance notice requirement, giving support to those proposals that provide a reasonable framework for shareholders to nominate directors by allowing shareholders to submit director nominations as close to the meeting date as is reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review. The company’s deadline for notice must not be more than 65 days and not less than 30 days prior to the meeting date.

6.                                      Australia

We vote AGAINST affiliated outsiders and insiders on remuneration and/or audit committees that are not majority independent.

7.                                      Singapore

We vote AGAINST:

a.              Election of one executive director and one substantial-shareholder nominee where independent directors represent less than one-third of the board;

b.              Audit committee members who are former partners of the company’s auditor;

c.               Directors who have attended less than 75 percent of meetings, without a reasonable explanation for those absences.

d.              Election or reelection of non-independent nominees (including nominees who have been a partner of the company’s auditor within the last three years or is on the audit committee of the company) if at least one-third of the board is not independent

e.               Classify a director as non-independent where the director has served on the board for more than nine years and where the board either fails to provide any reason for considering the director to still be independent, or where the stated reasons raise concerns among investors as to the director’s true level of independence..

We will NOT vote against the election of a CEO or a company founder who is integral to the company.

8.                                      Hong Kong

RIM will generally vote FOR director nominees to the board, however, we will vote AGAINST any nominee who:

a.              Is classified by the company as independent, but fails to meet the RIM criteria for independence

b.              Has been a partner of the company’s auditor within the last three years, and serves on the audit committee;

c.               Had attended less than 75 percent of board meeting over the most recent two years, without a satisfactory explanation;

d.              Is an executive director serving on the remuneration committee or nomination committee, and the committee is not majority independent; or

e.               Is an executive director serving on the audit committee.

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f.                Classified by the company as independent but fails to meet the ISS criteria for independence. Classify a director as non-independent where the director has served on the board for more than nine years, and where the board either fails to provide any reason for considering the director to still be independent, or where the stated reasons raise concerns among investors as to the director’s true level of independence.

9.                                      Hong Kong and Singapore: Generally vote AGAINST all members of the audit committee up for reelection if:

a.              The non-audit fees paid to the auditor exceed audit fees without satisfactory explanation; or

b.              The company did not disclose the audit fees and /or non-audit fees in the latest fiscal year.

c.               Vote AGAINST director nominees who sit on a total of more than six public company boards.

10.                               Malaysia

We vote AGAINST

a.              Insiders on the audit or remuneration committees;

b.              The election of management nominees if the nominee is an executive director and is a member of the audit or remuneration committees.

11.                               Korea

We vote AGAINST the election of an outside director to the board or to the audit committee where that director sits on a total of more than two public company boards.

12.                               South Korea

We vote AGAINST any nominee who is a non-independent director serving on the audit committee.

13.                               Korea, South Korea and South Africa

We vote AGAINST the reelection of any outside directors who have attended less than 75 % of board meetings.

14.                               South Korea, Philippines

a.              We vote FOR the election of directors unless there are specific concerns about the company, the board or the nominees.

b.              We vote on a CASE-BY-CASE basis that shareholders cumulate their votes for the independent directors.

c.               We vote AGAINST all director elections where insufficient information on nominees has been disclosed.

d.              Where independent directors represent less than a majority of the board, we will vote AGAINST the following directors:

i.                          Executive directors who are neither the CEO nor a member of the founding family and/or the most recently appointed non-independent non-executive director who represents a

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substantial shareholder, where the percentage of board seats held by representatives of the substantial shareholder are disproportionate to their holdings in the company.

15.                               Philippines

a.              Where independent directors represent less than the highest of three independent directors or 30 percent of the board, RIM will vote AGAINST the following directors:

i.                          An executive director with exception of the CEO; or

ii.                           One non-executive non-independent director who represents a substantial shareholder where the number of seats held by the representatives is disproportionate to its holdings in the company.

16.                               Brazil

a.              RIM will vote AGAINST proposals to elect directors if the post-election board is not at least 30 percent independent. This policy applies to Novo Mercado companies.

b.              RIM will vote AGAINST proposals to elect directors if the post-election board is not at least 20 percent independent. This policy applies to Nivel 2 companies.

17.                               Austria

We vote AGAINST supervisory board elections if names of nominees are not disclosed, for companies that are part of the MSCI EAFE index and/or the Austrian ATX index.

18.                               France (MSCI EAFE Index) - Combined Chairman/CEO

On proposals to change the board structure from a two-tier structure to a one-tier structure with a combination of the functions of Chairman and CEO, and/or the election or the reelection of a combined Chairman and CEO:

We vote on a CASE-BY-CASE policy, accepting a combination generally only in the following cases:

a.              If it is a temporary solution;

b.              If his/her removal from the board would adversely impact the company’s continuing operations;

c.               If the company provides compelling argumentation for combining the two functions; or

d.              If the company has put a sufficiently counterbalancing governance structure in place. A counterbalancing structure may include the following:

i.                         At least 50 percent of the board members are independent (one-third for companies with a majority shareholder) according to the RMG criteria;

ii.                      No executive serves on the audit committee and no executive serves on the remuneration committee (in the financial year under review if more up-to-date information is not available);

iii.                   The chairmen of audit, remuneration and nomination committees are independent directors; and

iv.                  All key governance committees have a majority of independent members.

If disclosure is not sufficient to determine the above, this will lead to a negative evaluation of the concerned criterion. We will apply this policy for all core companies in France. This policy will also apply for resolutions for the election or the reelection of a combined Chairman and CEO for companies of

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the MSCI EAFE index, which represents the world’s largest companies that are expected to be held to higher standards.

Censor (non-voting board member) Elections:  For widely held companies, RIM will generally vote AGAINST proposals seeking shareholder approval to elect a censor, to amend bylaws to authorize the appointment of censors, or to extend the maximum number of censors to the board.

However, RIM will vote on a CASE-BY-CASE basis when the company provides assurance that the censor would serve on a short-term basis (maximum one year) with the intent to retain the nominee before his/her election as director. In this case, consideration shall also be given to the nominee’s situation (notably overboarding or other factors of concern.)

In consideration of the principle that censors should be appointed on a short-term basis, RIM will vote AGAINST any proposal to renew the term of a censor or to extend the statutory term of censors.

For directors standing for (re)election at French companies, will take into account board appointments as censors.

19.                               Denmark - Discharge of Management and Board

We vote AGAINST proposals to abolish the authority of the general meeting to vote on discharge of the board and management since proposals to withhold discharge are regarded by international investors as an important means by which they may express serious concern of management and board action

20.                               Sweden - Director Elections/Labor Representatives

a.              For all Swedish MSCI EAFE companies, we vote AGAINST the election of nonindependent executive directors if less than 50 percent of the shareholder-elected members are independent non-executive directors.

b.              In addition, for Swedish MSCI EAFE companies with labor representatives on the board of directors, we will apply Criterion (1) above, PLUS require that at least one-third of the total board (shareholder-elected members and labor representatives) be independent non-executive directors.

21.                               Israel

For Israeli companies listed on the NASDAQ exchange, we vote AGAINST the election/reelection of non-independent directors if a given board is not majority-independent and does not have at least three external directors.

Director and Auditor Indemnification We evaluate proposals on director and officer indemnification and liability protection on a CASE-BY-CASE basis.

a.              We vote AGAINST proposals that would:

i.                          Eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care;

ii.                           Expand coverage beyond just legal expenses to liability for acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness;

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iii.                            Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company’s board (i.e. “permissive indemnification”) but that previously the company was not required to indemnify.

iv.                          For Israeli companies that are listed on a U.S. stock exchange and file a Form 20-F,we will vote AGAINST if the election of non-independent directors who sit on a company’s compensation committee.

v.                         If the board does not have compensation committee, we will vote AGAINST the non-independent directors serving on the board.

b.              We vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful: 1) if the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and 2) if only the director’s legal expenses would be covered.

c.               For the issue of Indemnification and Liability Agreements with D/O, which is more common than proposals to amend bylaws, resolutions are frequently proposed to permit the companies to enter into new indemnification agreements with certain officers. We SUPPORT such requests if a company’s bylaws allow indemnification to such levels as allowed for under the Companies Law

22.                               Japan

a.              We vote AGAINST the reelection of directors who fail to attend at least 75 percent of board meetings, unless the company discloses a legitimate reason for poor attendance. The same policy will be applied to statutory auditors.

b.              For listed subsidiary companies that have publicly-traded parent cos, we vote AGAINST reelection of the top executive(s) if the board, after the shareholder meeting does not include at least two independent directors.

c.               For listed subsidiaries with the three-committee structure, we vote AGAINST the reappointment of nomination committee members who are insiders or affiliated outsiders, unless the board after the shareholder meeting includes at least two independent directors.

d.              The firm will not vote AGAINST the reelection of executives as long as the board includes at least one independent director.

e.               We vote AGAINST the top executive at listed companies that have controlling shareholders, where the board after the shareholder meeting does not include at least two independent directors based on ISS’ independence criteria for Japan.

f.                For companies with a three-committee structure, RIM will vote AGAINST outside director nominees who are regarded as non-independent. However, if a majority of the directors on the board after the shareholder meeting are independent outsiders, vote FOR the appointment of affiliated outsiders

g.               Vote AGAINST the top executive of a Japanese company if the board does not include at least one outside director.

23.                               Germany

a.              For core companies with employee representatives on supervisory board: We vote AGAINST any non-independent director if less than one-third of the supervisory board is independent.

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b.              For core companies without employee representatives: We vote AGAINST any non-independent director if less than one-half of the supervisory board is independent.

c.               We vote AGAINST supervisory board nominees in they hold more than a total of five supervisory board or foreign board of director seats and serve in an executive role at another company.

24.                               Spain

a.              We vote AGAINST non-independent directors (excluding the CEO) for all core companies where the board is not at least one-third independent.

b.              We vote AGAINST the routine election and reelection of directors if they are bundled under a single voting item.

25.                               United Kingdom

We consider on a CASE-BY-CASE basis the re-election of the Chairman of the board. In situations where he or she has direct responsibility for failure to comply with (or to explain satisfactorily) the Code, we vote ABSTAIN, or, if such an option is unavailable, we vote CONTENTIOUS FOR, or AGAINST.

26.                               Germany, U.K., The Netherlands

We will generally vote AGAINST the election or reelection of a former CEO as chairman to the supervisory board or the board of directors, unless:

a.              There are compelling reasons that justify the election or re-election of a former CEO as chairman;

b.              The former CEO is proposed to become the board’s chairman only on an interim or temporary basis;

c.               The former CEO is proposed to be elected as the board’s chairman for the first time after a reasonable cooling-off period; or

d.              The board chairman will not receive a level of compensation comparable to the company’s executives nor assume executive functions in markets where this is applicable.

27.                               Latin America, Turkey, Indonesia

WE will vote AGAINST election of directors if the name of the nominee is not disclosed in a timely manner prior to the meeting. This is only for each respective market’s main blue chip (large cap) index.

28.                               Russia

WE will vote AGAINST proposals to elect directors, if names of nominees are not disclosed.

29.                               Taiwan

WE will vote AGAINST the election of directors if the names or shareholder ID numbers are not disclosed.

30.                               India

31.                               RIM votes AGAINST all non-independent director nominees (other than a CEO/managing director, executive chairman, or company founder who is deemed integral to the company) where independent directors represent less than one-third of the board (if the chairman is a non-executive) or one-half of the board (if the chairman is an executive director or a promoter director.) Austria:

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a.              We will vote AGAINST the election or reelection of any non-independent directors (excluding the CEO) if the proposed board is not at least 50-percent independent (as defined by ISS’ director categorization guidelines). If a nominee cannot be categorized, RIM will assume that person is non-independent and include that nominee in the calculation. The policy will apply only to core companies.  For core companies where the board must include labor representatives by law, RIM will require that one-third of the total board be independent.

32.                               Finland:

a.              As it is market practice in Finland to have non-board members that are representatives of major shareholders serving on the nominating committee, we will FOR proposals to elect a nominating committee consisting of mainly non-board members, but advocate disclosure of the names of the proposed candidates to the committee in the meeting notice.

b.              We will also vote FOR shareholder proposals calling for disclosure of the names of the proposed candidates at the meeting, as well as the inclusion of a representative of minority shareholders in the committee.

27.                               South Africa:

We will vote FOR the reelection of directors unless:

a.              Adequate disclosure has not been provided in a timely manner;

b.              There are clear concerns over questionable finances or restatements;

c.               There have been questionable transactions with conflicts of interest;

d.              There are any records of abuses against minority shareholder interests;

e.               The board fails to meet minimum governance standards;

f.                There are specific concerns about the individual nominee, such as criminal wrongdoing or breach of fiduciary responsibilities;

g.               Repeated absences (less than 75 percent attendance) at board meetings have not been explained; or

h.              Elections are bundled.

Additional factors resulting from recent changes in local code of best practice include:

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a.              The director is an executive who serves on one of the key board committees (audit, compensation, nominations);

b.              The director combines the roles of chair and CEO and the company has not provided an adequate explanation;

c.               The director is the former CEO who has been appointed as chair;

d.                  The director is a non-independent NED who serves on the audit committee;

e.               The director is a non-independent NED who serves on the compensation or nomination committee and there is not a majority of independent NEDs on the committee. However, such a consideration should take into account the potential implications for the board’s black economic empowerment (BEE) credentials;

f.                The director is a non-independent NED and the majority of NEDs on the board are not independent. However, such a consideration should take into account the potential implications for the board’s black economic empowerment (BEE) credentials;

We will vote FOR the reelection of the audit committee and/or audit committee members unless:

c.               The committee includes one or more non-independent NEDs;

d.              The audit committee member is a non-independent NED;

e.               Members of the committee do not meet the further minimum requirements for audit committee membership to be outlined by the South African government;

There are serious concerns about the accounts presented, the audit procedures used, or some other feature for which the audit committee has responsibility

28.                               Tax Havens

f.                For US companies we apply the US guidelines.

g.               For foreign private issuers, we vote AGAINST affiliated outsiders on the audit committee.

h.              Truly foreign companies that do not have a U.S. listing will be evaluated under the corporate governance standards of their home market.

i.                  For uniquely structured shipping companies we vote AGAINST executive nominees when the company has not established a compensation committee when i) the company does not pay any compensation to its executive officers; ii) any compensation is paid by a third party under a contract with the company.

j.                 We vote AGAINST affiliated outsider directors on the audit, compensation, and nominating committees.

k.              We vote AGAINST inside directors and affiliated outside directors for foreign private issuers that trade exclusively in the United States but fail to establish a majority independent board.

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II.           Proxy Contests

A.                                    Voting for Director Nominees in Contested Elections

Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis, considering the following factors:

1.                                      Long-term financial performance of the target company relative to its industry;

2.                                      Management’s track record;

3.                                      Background to the proxy contest;

4.                                      Qualifications of director nominees (both slates);

5.                                      Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

6.                                      Stock ownership positions.

B.                                    Reimburse Proxy Solicitation Expenses

We vote AGAINST proposals to provide full reimbursement for dissidents waging a proxy contest.

III.                    Auditors

A.                                    Ratifying Auditors

1.                                      Proposals to ratify auditors are made on a CASE-BY-CASE basis.

2.                                      We vote AGAINST the ratification of auditors and audit committee members when the company’s non-audit fees (“other”) are excessive. In circumstances where “other” fees are related to initial public offerings, bankruptcy emergence, and spin-offs, and the company makes public disclosure of the amount and nature of those fees which are determined to be an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

Audit Fees = statutory audit fees + audit related fees + permissible tax services (this excludes tax strategy)

Non-Audit Fees = other fees (ex. consulting)

The formula used to determine if the non-audit fees are excessive is as follows:

Non-audit (“other”) fees > (audit fees + audit-related fees + tax compliance/preparation fees)

3.                                      We vote AGAINST the ratification of auditors if there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

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4.                                      We WITHHOLD votes from audit committee members when the company’s non-audit fees (ex. consulting) are greater than 50% of total fees paid to the auditor.  We may take action against members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

5.                                      We WITHHOLD votes from audit committee members when auditor ratification is not included on the proxy ballot.

B.                                    Italy - Director and Auditor Indemnification

Proposals seeking indemnification and liability protection for directors and auditors

1.                                      Votes are made on a CASE-BY-CASE basis to indemnify directors and officers, and we vote AGAINST proposals to indemnify external auditors.

2.                                      We vote FOR the indemnification of internal auditors, unless the costs associated with the approval are not disclosed.

C.                                    Austria, Greece, Portugal and Spain:

We vote FOR the reelection of auditors and /or proposals authorizing the board to fix auditor fees, unless:

1.                                      There are serious concerns about the procedures used by the auditor;

2.                                      There is reason to believe that the auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position;

3.                                      External auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company;

4.                                      Name of the proposed auditors has not been published;

5.                                      The auditors are being changed without explanation; or

6.                                      Fees for non-audit services exceed standard annual audit-related fees.

D.                                    Hong Kong, Singapore

1.                                      Vote FOR proposals to (re)appoint auditors and authorize the board to fix their remuneration, unless:

a.              There are serious concerns about the accounts presented or the audit procedures used;

b.              The auditor is being changed without explanation; or

c.               The non-audit fees exceed the audit fees paid to the external auditor in the latest fiscal year without satisfactory explanation.

E.                                    MSCI EAFE Companies — Auditor Fee Disclosure

1.                                      We vote FOR auditor ratification and/or approval of auditors’ fees, unless:  Auditors’ fees for the previous fiscal year are not disclosed and broken down into at least audit and non-audit fees.

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2.                                      The fees must be disclosed in a publicly available source, such as the annual report or company Web site. If approval of auditors’ fees and auditor ratification are two separate voting items, a vote recommendation of AGAINST would apply only to the fees, not to the auditor ratification.

IV.                     Proxy Contest Defenses

A.                                    Board Structure:  Staggered vs. Annual Elections

1.                                      We vote AGAINST proposals to classify the board.

2.                                      We vote FOR proposals to repeal classified boards and to elect all directors annually.

B.                                    Shareholder Ability to Remove Directors

1.                                      We vote AGAINST proposals that provide that directors may be removed only for cause.

2.                                      We vote FOR proposals to restore shareholder ability to remove directors with or without cause.

3.                                      We vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

4.                                      We vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

C.                                    Cumulative Voting

1.                                      We vote AGAINST proposals to eliminate cumulative voting.

2.                                      We generally vote FOR proposals to restore or permit cumulative voting unless there are compelling reasons to recommend AGAINST the proposal, such as:

a.              the presence of a majority threshold voting standard with a carve-out for plurality in situations where there are more nominees than seats, and a director resignation policy to address failed elections;

b.              a proxy access provision in the company’s bylaws, or a similar structure that allows shareholders to nominate directors to the company’s ballot

3.                                      We vote FOR proposals for cumulative voting at controlled companies (insider voting power > 50%).

D.                                    Shareholder Ability to Call Special Meetings

1.                                      We vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

2.                                      We vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

E.                                    Shareholder Ability to Act by Written Consent

1.                                      We will generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

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2.                                      Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

a.              Shareholders’ current right to act by written consent;

b.              The consent threshold;

c.               The inclusion of exclusionary or prohibitive language;

d.              Investor ownership structure; and

e.               Shareholder support of, and management’s response to, previous shareholder proposals.

3.                                      RIM will vote on a CASE-BY-CASE basis on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

a.              An unfettered(1) right for shareholders to call special meetings at a 10 percent threshold;

b.              A majority vote standard in uncontested director elections;

c.               No non-shareholder-approved pill; and

d.              An annually elected board.

F.                                     Shareholder Ability to Alter the Size of the Board

1.                                      We vote FOR proposals that seek to fix the size of the board.

2.                                      We vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.

3.                                      We vote AGAINST proposals seeking to amend the company’s board size to fewer than five seats or more than fifteen seats.

V.   Tender Offer Defenses

A.                                    Poison Pills

1.                                      We generally vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification unless:

a.              A shareholder-approved poison pill is in place.

b.              The company has adopted a policy specifying that the board will only adopt a shareholder rights plan if either:

i.      Shareholders have approved the adoption of the plan, or

ii.     The board determines that it is in the best interest of shareholders to adopt a pill without the delay of seeking shareholder approval, in which the pill will be put to a vote within 12 months of adoption or it will expire.

2.                                      We vote FOR shareholder proposals to redeem a company’s poison pill.

(1) “Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

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3.                                      We vote AGAINST management proposals to ratify a poison pill.

4.                                      We will vote on a CASE-BY-CASE basis on proposals to adopt a poison pill or protective amendment to preserve a company’s net operating losses based on the following criteria:

a.              The trigger (NOL pills generally have a trigger slightly below 5 percent);

b.              The value of the NOLs;

c.               The term;

d.              Shareholder protection mechanisms (sunset provision, causing expiration of the pill upon exhaustion or expiration of NOLs); and ☐other factors that may be applicable.

e.               The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

f.                Any other factors that may be applicable.

B.                                    Poison Pills (Japan)

We vote on a CASE-BY-CASE basis and will only SUPPORT resolutions if:

1.                                      The decision to trigger the pill is made after an evaluation of the takeover offer by a committee whose members are all independent of management.

2.                                      The pill will not be triggered unless the potential acquirer has purchased a stake of at least 20% of issued share capital.

3.                                      The effective duration of the poison pill is for a maximum of three years.

4.                                      The board includes at least 20% (but no fewer than two) independent directors, and the directors are subject to annual election by shareholders.

5.                                      The company has disclosed under what circumstances it expects to make use of the authorization to issue warrants and has disclosed what steps it is taking to address the vulnerability to a takeover by enhancing shareholder value.

6.                                      There are no other protective or entrenchment tools.

7.                                      The company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting.

C.                                    Anti-Takeover Proposals (France)

We vote AGAINST all anti-takeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

D.                                    Fair Price Provisions

1.                                      We vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

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2.                                      We vote FOR shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

E.                                    Greenmail

1.                                      We vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

2.                                      We review on a CASE-BY-CASE basis anti-greenmail proposal when they are bundled with other charter or bylaw amendments.

F.                                     Pale Greenmail

We review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

G.                                   Unequal Voting Rights

1.                                      We vote AGAINST dual class exchange offers.

2.                                      We vote AGAINST dual class recapitalizations.

H.                                   Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

1.                                      We vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

2.                                      We vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments. However for companies with shareholder(s) who have significant ownership levels, we vote on a CASE- BY - CASE basis, taking into account the following criteria:

a.              Ownership structure;

b.              Quorum requirements; and

c.               Supermajority vote requirements.

I.                                        Supermajority Shareholder Vote Requirement to Approve Mergers

1.                                      We vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

2.                                      We vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

J.                                      White Squire Placements

We vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

K.                                   Protective Preference Shares

We evaluate these proposals on a CASE-BY-CASE basis and will only support resolutions if:

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1.                                      The supervisory board needs to approve an issuance of shares while the supervisory board is independent within the meaning of RMG’S categorization rules and the Dutch Corporate Governance Code.

2.                                      No call/put option agreement exists between the company and the foundation.

3.                                      There is a qualifying offer clause or there are annual management and supervisory board elections.

4.                                      The issuance authority is for a maximum of 18 months.

5.                                      The board of the company-friendly foundation is independent.

6.                                      The company has disclosed under what circumstances it expects to make use of the possibility to issue preference shares.

7.                                      There are no priority shares or other egregious protective or entrenchment tools.

8.                                      The company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting.

9.                                      Art 2:359c Civil Code of the legislative proposal has been implemented.

VI.   Miscellaneous Governance Provisions

A.                                    Confidential Voting

1.                                      We vote FOR shareholder proposals that request corporations to adopt confidential voting, to use independent tabulators, and to use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:  In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.  If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

2.                                      We vote FOR management proposals to adopt confidential voting.

B.                                    Equal Access

RIM will vote on a CASE-BY-CASE basis on proposals to enact proxy access, taking into account, among other factors:

1.                                      Company-specific factors; and

2.                                      Proposal-specific factors, including:

a.              The ownership thresholds proposed in the resolution (i.e. percentage and duration);

b.              The maximum proportion of directors that shareholders may nominate each year; and

c.               The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.  .

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C.                                    Bundled Proposals

We review on a CASE-BY-CASE basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items.  In instances when the joint effect of the conditioned items is not in shareholders’ best interests, we vote AGAINST the proposals. If the combined effect is positive, we SUPPORT such proposals.

D.                                    Shareholder Advisory Committees

We vote AGAINST proposals to establish a shareholder advisory committee.

E.                                    Charitable Contributions

We vote AGAINST shareholder proposals to eliminate, direct or otherwise restrict charitable contributions.

F.                                     Adjourn Meeting Requests to Solicit Additional Proxies to Approve Merger Agreement

We will vote FOR this when:

1.                                      We support the underlying merger proposal

2.                                      The company provides a compelling reason and

3.                                      The authority is limited to adjournment proposals requesting the authority to adjourn solely to solicit proxies to approve a transaction that we support.

G.                                   Related-Party Transactions (France)

Management proposals to approve the special auditor’s report regarding regulated agreements

1.                                      We evaluate these proposals on a CASE-BY-CASE basis taking into consideration the individuals concerned in the agreement, detailed content of the agreement, and convened remuneration.

2.                                      We vote AGAINST if the report is not available 21 days prior to the meeting date, or if the report contains an agreement between a non-executive director and the company for the provision of consulting services.

3.                                      We vote FOR if the report is not available 21 days prior to the meeting date, but the resolution states that there are none.

H.                                   Related Party Transaction Auditor Reports (France)

We will evaluate on a CASE-BY-CASE basis considering 1) adequate disclosure, 2) sufficient justification on apparently unrelated transactions, 3) fairness option (if applicable), and 4) any other relevant information.

I.                                        Related Party Transactions (Malaysia)

RIM will vote AGAINST a related-party transaction if:

•                  A director who is classified by the company as independent has a vested interest in the business transaction AND

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•                  The value of the transaction exceeds MYR 250,000. In addition, directors involved in related party transaction in excess of MYR 250,000 will be classified as non-independent.

J.                                      Financial Assistance Authorities (South Africa)

Generally vote FOR a general authority to provide financial assistance, unless:

•                  As part of the authority, the company requests a general authority to provide financial assistance to directors, and this is not limited to participation in share incentive schemes; and/or

•                  As part of the authority, the company seeks approval to provide financial assistance “to any person.”

K.                                   Authority to Reduce Minimum Notice Period for Calling a Meeting (non-US Companies)

Central and Eastern Europe

We will vote proposals to reduce minimum notice period for calling a meeting on a CASE-BY-CASE basis.

Generally, approve “enabling” authority proposal on the basis that RIM would typically expect companies to call EGMs/GMs using a notice period of less than 21 days only in limited circumstances where a shorter notice period will be to the advantage of shareholders as a whole. By definition, EGMs being regular meetings of the company, should not merit a notice period of less than 21 days.

In a market where local legislation permits EGM/GM to be called at no less than 14-day’s notice, RMG will generally support the proposal if the company discloses that eh shorter notice period of between 20 and 14 days would not be used as a routine matter for such meetings buy only when the flexibility is merited by the business of the meeting.  Where the proposal at a give EGM/GM is not time-sensitive, RIM would not typically expect a company to invoke the shorter notice notwithstanding any prior approval of the enabling authority proposal by shareholders.

With the exception of the first AGM at which approval of the enabling authority is sought, when evaluating an enabling authority proposal, RIM will consider the company’s use of shorter notice periods in the preceding year to ensure that such periods were invoked solely in connection with genuinely time-sensitive matters.  Where the company has not done so, and fails to provide a clear explanation, we will consider voting AGAINST the enabling authority for the coming year.

J.                                      Exclusive Venue Proposals (Mgmt proposals seeking exclusive jurisdiction for resolution of disputes)

RIM will vote on a CASE-BY-CASE basis on exclusive venue proposals taking into account:

1.              Whether the company has been materially harmed by shareholder litigation outside its jurisdiction of incorporation, based on disclosure in the company’s proxy statement; and

2.              whether the company has the following good governance features:

a.              an annually elected board;

b.              a majority vote standard in uncontested director elections; and

c.               the absence of a poison pill, unless the pill was approved by shareholders.

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VII.   Capital Structure

A.                                    Common Stock Authorization

1.                                      We review on a CASE-BY-CASE basis proposals to increase the number of shares of common stock authorized for issue.

2.                                      We vote AGAINST proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.

3.                                      We vote AGAINST proposals which request increases in the number of authorized shares over a level 50 % above currently authorized shares, after taking into account any stock split or financing activity, without specific reasons.

B.                                    Capital Issuance Requests

1.                                      General issuance requests under both authorized and conditional capital systems allow companies to issue shares to raise funds for general financing purposes. Issuances can be carried out with or without preemptive rights. Corporate law in many countries recognizes preemptive rights and requires shareholder approval for the disapplication of such rights.

a.              We vote FOR general issuance requests with preemptive rights for up to 50% of a company’s outstanding capital.

b.              We vote FOR general issuance requests without preemptive rights for up to 10% of a company’s outstanding capital.

c.               We vote AGAINST global company issuances without preemptive rights over 10% of a company’s outstanding capital.

2.                                      Specific issuance requests will be judged on their individual merits.

3.                                      Protective Preference Shares (Netherlands)

Management proposals to approve protective preference shares to company-friendly foundations:

We will evaluate these proposals on a CASE-BY-CASE basis and will only support resolutions if:

a.              The supervisory board needs to approve an issuance of shares while the supervisory board is independent within the meaning of RMG’S categorization rules and the Dutch Corporate Governance Code.

b.              No call/put option agreement exists between the company and the foundation.

c.               There is a qualifying offer clause or there are annual management and supervisory board elections.

d.              The issuance authority is for a maximum of 18 months.

e.               The board of the company-friendly foundation is independent.

f.                The company has disclosed under what circumstances it expects to make use of the possibility to issue preference shares.

g.               There are no priority shares or other egregious protective or entrenchment tools.

h.              The company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting.

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i.                  Art 2:359c Civil Code of the legislative proposal has been implemented.

4.                                      U.K and Netherlands

We will vote FOR issuance requests only if share issuance periods are limited to 18 months.

5.                                      South Africa

a.              We will vote FOR a general Authority to place authorized but unissued shares under the control of the directors unless:

i.                  The authority is over a number of shares equivalent to more than 10% of the current issued share capital.

ii.               The authority would allow shares to be used for share incentive scheme purposes and the underlying scheme(s) raises concerns.

iii.            The company used the authority during the previous year in a manner deemed not to be in shareholders’ best interests.

b.              We will vote FOR a general authority to issue shares for cash unless:

i.                  The authority is over a number of shares equivalent to more than 10% of the current issued share capital.

ii.               The company used the authority during the previous year in a manner deemed not to be in shareholder’s interest.

6.                                      Taiwan

Generally vote FOR general mandate for public share issuance if the issue size is no more than 20% of the existing share capital or if the mandate includes a private placement as one of the financing channels if the resulting dilution rate is no more than 10%.

We vote on a CASE-BY-CASE basis on requests to issue shares for a specific purpose such as the financing of a particular project, an acquisition or a merger.

7.                                      France

We will vote FOR general issuance requests with or without preemptive rights but with a binding “priority right” for a maximum of 50% over currently issued capital.

C.                                    Stock Distributions: Splits and Dividends

We vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company’s industry and performance in terms of shareholder returns.

D.                                    Reverse Stock Splits

1.                                      We vote FOR management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting.

2.                                      We vote CASE-BY-CASE on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue.

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E.                                    Preferred Stock

1.                                      We vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

2.                                      We vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.

3.                                      We vote FOR proposals to authorize preferred stock in cases where the company specifies that the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

4.                                      We review on a CASE-BY-CASE BASIS proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

F.                                     Adjustments to Par Value of Common Stock

We vote FOR management proposals to reduce the par value of common stock.

G.                                   Preemptive Rights

1.                                      We vote FOR proposals to create preemptive rights.

2.                                      We vote AGAINST proposals to eliminate preemptive rights.

H.                                   Debt Restructurings

We review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.  We consider the following issues:

1.		Dilution: How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

2.		Change in Control: Will the transaction result in a change in control of the company?

3.		Bankruptcy: Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

I.		Share Repurchase Programs

1.		We will generally vote FOR market repurchase authorities/share repurchase programs provided that the proposal meets the following parameters:

	a.	Maximum volume: 10 percent for market repurchase within any single authority (Carve out: 15 percent in the U.K.) and 10 percent of outstanding shares to be kept in treasury (“on the shelf”);

	b.	Duration does not exceed 18 months. For company’s who operate in markets that do not specify a maximum duration or durations last beyond 18 months. We will assess their historic practices.

2.		Vote AGAINST proposals where:

	a.	The repurchase can be used for takeover defenses;

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	b.	There is clear evidence of abuse;

	c.	There is no safeguard against selective buybacks;

	d.	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

3.		Consider Case-by-Case if these conditions are met:

	a.	The overall balance of the proposed plan seems to be clearly in shareholders’ interests;

	b.	The plan still respects the 10 percent maximum of shares to be kept in treasury.

J.		Share Repurchase Programs to Fund Stock Option Plans

1.		Spain

We vote AGAINST proposals to repurchase shares in connection with stock option plans when no information associated with the plan is available prior to the general meeting.  However, we will maintain our stance on routine repurchases if it is disclosed that there is no connection.

2.                                      Portugal

We will consider this item on a CASE-BY-CASE basis and will take into consideration whether information associated with the plan is available prior to the general meeting, and if there is any improvement in disclosure around option plans.

K.                                   Additional Share Repurchase Programs

1.                                      Denmark

Repurchase of shares in lieu of dividends – We will consider this item on a CASE-BY-CASE basis considering tax benefits and cost savings.

2.                                      Germany and Italy

Repurchase shares using put and call options – We will vote FOR provided the company details:

a.              Authorization is limited to 18 months

b.              The number of shares that would be purchased with call options and/or sold with put options is limited to a max of 5% of TSO

c.               An experienced financial institution is responsible for the trading

d.              The company has a clean track record regarding repurchases.

L.                                    Netherlands - Remuneration Report

Management is required to put its remuneration policy up for a binding shareholder vote.  We will evaluate this item using principles of the Dutch Corporate Governance Code.

Netherlands - Protective Preference Shares: Proposals to approve protective preference shares

We vote on a CASE-BY-CASE basis. In general, we vote FOR protective preference shares (PPS) only if:

1.                                      The supervisory board needs to approve an issuance of shares whilst the supervisory board is independent within the meaning of RMG’s categorization rules and the Dutch Corporate Governance Code (i.e. a maximum of one member can be non-independent);

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2.                                      No call / put option agreement exists between the company and a foundation for the issuance of PPS;

3.                                      The issuance authority is for a maximum of 18 months;

4.                                      The board of the company friendly foundation is fully independent;

5.                                      There are no priority shares or other egregious protective or entrenchment tools;

6.                                      The company states specifically that the issue of PPS is not meant to block a takeover, but will only be used to investigate alternative bids or to negotiate a better deal;

7.                                      The foundation buying the PPS does not have as a statutory goal to block a takeover;

8.                                      The PPS will be outstanding for a period of maximum 6 months (an EGM must be called to determine the continued use of such shares after this period)

M.                                 Tracking Stock

We vote on the creation of tracking stock on a CASE-BY-CASE basis, weighing the strategic value of the transaction AGAINST such factors as:

1.                                      Adverse governance charges

2.                                      Excessive increases in authorized capital stock

3.                                      Unfair method of distribution

4.                                      Diminution of voting rights

5.                                      Adverse conversion features

6.                                      Negative impact on stock option plans

7.                                      Other alternatives such as spinoff

N.                                    “Going Dark” Transactions

We vote these proposals on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to:

1.                                      Whether the company has attained benefits from being publicly traded.

2.                                      Cash-out value

3.                                      Balanced interests of continuing vs. cashed-out shareholders

4.                                      Market reaction to public announcement of transaction

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VIII.    Executive and Director Compensation

A.                                    General

1.                                      Votes with respect to compensation plans are determined on a CASE-BY-CASE basis.

2.                                      We vote AGAINST plans that contain:

a.      Voting power dilution greater than 10%

b.      Plans that provide too much discretion to directors

c.       Plans that reflect exercise price of less than 100% of market value. (Note: For broad-based employee plans, we will accept 15% discount)

d.      Plans that allow the repricing of underwater stock options without shareholder approval

e.       Plans that lack option expensing

f.        Canada Specific:

i.                  The total cost of the company’s equity plans is unreasonable – Dilution and Burn Rate; where the cost of the plan cannot be calculated due to lack of relevant historical data, OR if the historic burn rate for all company plans has been more than 2% per year.  If equity has been granted as part of the resolution subject to shareholder approval and the grants made exceed 2% OS;

ii.               Plan Amendment Provisions that do not meet established guidelines;

iii.            Non-employee Director participate is discretionary or unreasonable;

iv.           There is a disconnect between CEO pay and the company’s performance

v.              The plan expressly permits the repricing of stock options without shareholder approval

vi.           The plan is a vehicle for problematic pay practices.

g.       France-specific:   RIM will generally vote FOR equity-based compensation proposals taking into account the following factors:

i.                  The volume of awards transferred to participants must not be excessive; the potential volume of fully diluted issued share capital from equity-based compensation plans must not exceed the following guidelines:

•         The shares reserved for all share plans may not exceed 5% of a company’s issued share capital, except in the case of a high-growth company or particularly well-designed plan, in which case dilution of between 5 and 10% is allowed.

ii.               The plan must be sufficiently long-term in nature/structure; minimum vesting of 3 years or more; and

iii.            The awards must be granted at market price.

B.                                    Management Proposals Seeking Approval to Reprice Options

We vote on management proposals seeking approval to reprice options on a CASE-BY-CASE basis.

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C.                                    Director Compensation

We vote on stock-based plans for directors on a CASE-BY-CASE basis.

D.                                    Employee Stock Purchase Plans

1.                                      We vote on qualified employee stock purchase plans on a CASE-BY-CASE basis.

2.                                      We vote on non-qualified employee stock purchase plans on a CASE-BY-CASE basis but will APPROVE plans considering the following criteria:

a.              Broad-based participation (all employees excluding individuals with 5% or more of beneficial ownership)

b.              Limits on employee contribution, either fixed dollar or percentage of salary

c.               Company matching contribution up to 25%

d.            No discount on the stock price on the date of purchase since there is a company matching contribution

3.                                      Canada

RIM will generally vote FOR broadly based (preferably all employees of the company with the exclusion of individuals with 5 percent or more beneficial ownership of the company) employee stock purchase plans where the following apply:

a.              Reasonable limit on employee contribution (may be expressed as a fixed dollar amount or a percentage of base salary excluding bonus, commissions and special compensation);

b.              Employer contribution of up to 25% of employee contribution and no purchase price discount or employer contribution of more than 25% of employee contribution and SVT cost of the company’s equity plans is within the allowable cap for the company;

c.               Purchase price is at least 80% of fair market value with no employer contribution;

d.              Potential dilution together with all other equity-based plans is 10% of outstanding common shares for less; and

e.               Plan Amendment Provision requires shareholder approval for amendments to:

i.                      The number of shares reserved for the plan;

ii.                   The allowable purchase price discount;

iii.                The employer matching contribution amount.

Treasury-funded ESPPs, as well as market purchase funded ESPPs requesting shareholder approval, will be considered to be incentive-based compensation if the employer match is greater than 25%.  RIM will vote on a CASE-BY-CASE basis taking into account the following factors:

a.      Shareholder Value Transfer (SVT) cost of the plan;

b.      Eligibility;

c.       Administration;

d.      The company’s other equity-based compensation plans and benefit programs, in particular pensions.

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E.                                    OBRA-Related Compensation Proposals:

1.                                      Amendments that Place a Cap on Annual Grants or Amend Administrative Features

We vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

2.                                      Amendments to Added Performance-Based Goals

a.              We vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

b.              We vote FOR plans that support full disclosure and linking compensation to performance goals that impact the long-term performance of the firm (e.g. compliance with environmental/EPA regulations, labor supplier standards or EEOC laws).

3.                                      Amendments to Increase Shares and Retain Tax Deductions under OBRA

We evaluate votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) on a CASE-BY-CASE basis.

4.                                      Approval of Cash or Cash-and-Stock Bonus Plans

a.              We vote on cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA on a CASE-BY-CASE basis.

b.              We generally vote AGAINST plans with excessive awards ($2 million cap).

5.                                      Independent Outsiders

We will vote AGAINST proposals if the compensation committee does not fully consist of independent outsiders, as defined in our definition of director independence.

F.                                     Shareholder Proposals to Limit Executive and Director Pay

1.                                      We generally vote FOR shareholder proposals that seek additional disclosure of executive and director pay information.

2.                                      We vote AGAINST all other shareholder proposals that seek to limit executive and director pay.

G.                                   Golden and Tin Parachutes

1.                                      We vote FOR shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification.

2.                                      We vote AGAINST golden parachutes.

3.                                      Voting on a CASE-BY-CASE basis on Golden Parachute proposals, including consideration of existing change in control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

a.              Features that may result in an AGAINST recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issues(s):

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b.              Single or modified single trigger cash severance;

c.               Single trigger acceleration of unvested equity awards;

d.              Excessive cash severance (>3x base salary and bonus);

e.               Excise tax gross ups triggered and payable (as opposed to a provision to provide excise tax gross ups);

f.                Excessive golden parachute payments (on an absolute basis or as percentage of transaction equity value); or

g.               Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

h.              The company’s assertion that a proposed transaction is conditions on shareholder approval of the golden parachute advisory vote.

4.

5.                                      .

H.                                   Employee Stock Ownership Plans (ESOPs)

We vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than 5% of outstanding shares).

I.                                        401(k) Employee Benefit Plans

We vote FOR proposals to implement a 401(k) savings plan for employees.

J.                                      Pension Plan Income and Performance-Based Compensation

Generally we vote FOR proposals to exclude earnings on assets of company sponsored pension plans in determining executive and director compensation.  Our position generally does not view the following factors as relevant:  1) the amount of pension plan earnings, and 2) the percentage, if any, such pension plan earnings contribute to the company’s pre-tax earnings.

K.                                   Indexed Options and Performance Vested Restricted Stock

We generally vote FOR indexed options and performance vested restricted stock.

L.                                    Burn Rate

We vote AGAINST equity plans that have high average three-year burn rate defined as 1) the company’s most recent three-year burn rate that exceeds one standard deviation of its GICS segmented by Russell 3000 index and non-Russell 3000 Index, OR 2) the company’s most recent three-year burn rate that exceeds 2% of common shares outstanding.  For companies that grant both full value awards and stock options to their employees, we shall apply a premium on full value awards for the past three fiscal years.

M.                                 Transferable Stock Options

1.                                      We will generally vote FOR TSO awards within a new equity plan if the total cost of the company’s equity plans is less than the company’s allowable cap, assuming all other conditions have been met to receive a FOR recommendation. The TSO structure must be disclosed and

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amendments to existing plans should make clear that only options granted post-amendment shall be transferable.

2.                                      One-time transfers will be evaluated on a CASE-BY-CASE basis, giving consideration to the following:

a.              Executive officers and non-employee directors should be excluded from participating.

b.              Stock options must be purchased by third-party financial institutions at a discount to their fair value using an appropriate financial model.

There should be a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

N.                                    Supplemental Executive Retirement Plan (SERPs)

We evaluate on a CASE-BY-CASE basis Shareholder proposal to limit ‘covered compensation’ under their SERP plan to no more than 100% of a senior executive’s salary, considering the company’s current SERP plan.

O.                                   Pay-for-Superior-Performance

We evaluate Shareholder proposals to establish a pay-for-superior-performance standard on a CASE-BY-CASE basis considering the company’s current pay-for-performance practices.

P.                                     Executive Compensation Advisory Proposal (Say on Pay)

1.                                      RIM will vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

2.                                      We evaluate shareholder proposals to ratify the compensation of the company’s named executive officers (NEOs) on an annual basis on a CASE-BY-CASE basis considering the following global principles:

a.              Maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors: the linkage between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

b.              Avoid arrangements that risk “pay for failure.” This principle addresses the use and appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

c.               Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

d.              Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

e.               Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their

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independence and ability to make appropriate judgments in overseeing managers’ pay and performance.  At the market level, it may incorporate a variety of generally accepted best practices.

f.                Evaluation of performance metrics in short-term and long-term plans, as discussed and explained in the Compensation Discussion & Analysis.  Consider the measures, goal, and target awards reported by the company for executives’ short and long-term incentive awards; disclosure, explanation of their alignment with the company’s business strategy, and whether goals appear to be sufficiently challenging in relation to resulting payouts;

g.               Evaluation of peer group benchmarking used to set target pay or award opportunities.  Consider the rationale stated by the company for constituents in its pay benchmarking peer group, as well as the benchmark targets it uses to set or validate executives’ pay to ascertain whether the benchmarking process is sound or may result in pay “ratcheting” due to inappropriate peer group constituents or targeting; and

h.              Balance of performance based versus non-performance based pay.   Consider the ratio of performance based (not including plain vanilla stock options) vs. non-performance based pay elements reported for the CEO latest reported fiscal year compensation especially in conjunction with concerns about other factors such as performance metrics/goals, benchmarking practices, and pay-for-performance disconnects.

3.                                      RIM will vote AGAINST management say on pay proposals, AGAINST/WITHHOLD on compensation committee members (or, for rare cases, where the full board is deemed responsible, all directors including the CEO,) and/or AGAINST an equity-based incentive plan proposal if: :

a.              There is a misalignment between CEO pay and company;

b.              The company maintains problematic pay practices;

c.               The board exhibits poor communication and responsiveness to shareholders.

Q.                                   Pre-Arranged Trading Plans (10b5-1 Plans)

We generally vote FOR shareholder proposals calling for certain principles regarding the use of pre-arranged trading plans (10b5-1 plans) for executives. These principles include:

1.                                      Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K

2.                                      Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board

3.                                      Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan

4.                                      Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan.  An executive may not trade in company stock outside the 10b5-1 Plan.

5.                                      Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive

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R.                                    Share Buyback Holding Periods

We will generally vote FOR market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:

1.                                      A repurchase limit of up to 10% of outstanding issued share capital (15% in  UK/Ireland);

2.                                      A holding limit of up to 10% of issued share capital in treasury; and

3.                                      A duration of no more than 5 years, or such lower threshold as may be set by applicable law, regulation or code of governance best practice.

Authorities to repurchase shares in excess of the 10% repurchase limit will be assessed on a CASE-BY-CASE basis. We will support such share repurchase authorities under special circumstances, which are required to be publicly disclosed by the company, provided that, on balance, the proposal is in shareholder’s interest.  In such cases, the authority must comply with the following criteria:

4.                                      A holding limit of up to 10% of a company’s issued share capital in treasury; and

5.                                      A duration of no more than 18 months.

In markets where it is normal practice not to provide a repurchase limit, we will evaluate the proposal based on the company’s historical practice.  However, RIM expects companies to disclose such limits and, in the future, may vote AGAINST companies that fail to do so  In such cases, the authority must comply with the following criteria:

6.                                      A holding limit of up to 10% of a company’s issued share capital in treasure; and

7.                                      A duration of no more than 18 months.

In addition we vote AGAINST any proposal where:

8.                                      The repurchase can be used for takeover defenses;

9.                                      There is clear evidence of abuse;

10.                               There is no safeguard against selective buybacks; and/or

11.                               Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

S.                                      Tax Gross-Up Proposals

We vote FOR shareholder proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

T.                                    Reimbursement of Expenses Incurred from Candidate Nomination  Proposal

We evaluate Shareholder proposals to amend the company’s bylaws to provide for the reimbursement of reasonable expenses incurred in connection with nominating one or more candidates in a contested election of directors to the corporation’s board of directors on a CASE-BY-CASE basis considering the company’s current reimbursement practices.

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U.                                    Equity Based Compensation Plans are evaluated  on a case-by-case basis

We will vote AGAINST equity plan proposals if any of the following apply:

1.                                      The total cost of the company’s equity plans is unreasonable;

2.                                      The plan expressly permits the repricing of stock options/stock appreciate rights (SARs) without prior shareholder approval;

3.                                      The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards;

4.                                      The company’s three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group;

5.                                      The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

6.                                      The plan is a vehicle for poor pay practices;

7.                                      The company has a liberal definition of change-in-control.

V.                                    Golden Coffin (Death Benefit)

We generally vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

W.                                Hold Till (post) Retirement

We vote on a CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy.

The following factors will be taken into account:

1.                                      Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

a.              Rigorous stock ownership guidelines, or

b.              A holding period requirement coupled with a significant long-term ownership requirement, or

c.               A meaningful retention ratio,

2.                                      Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

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3.                                      Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

X.                                   Termination of Employment Prior to Severance Payment  and Eliminating Accelerated Vesting of Unvested Equity:

We will evaluate such proposals on a Case-by-Case basis.

Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered) are considered poor pay practices under policy, and may even result in withheld votes from compensation committee members. The second component of this proposal — related to the elimination of accelerated vesting — requires more careful consideration. The following factors will be taken into regarding this policy:

1.                                      The company’s current treatment of equity in change-of-control situations (i.e. is it double triggered, does it allow for the assumption of equity by acquiring company, the treatment of performance shares.

2.                                      Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

Y.                                    Compensation Issue in Non-US Companies

1.                                      Finland - Stock Options

a.              We vote AGAINST these proposals; however, an exception will be made if a company proposes to reduce the strike price by the amount of future special dividends only.

b.              We vote FOR proposals that provide proportionate adjustments to outstanding awards as a result of a special cash dividend or any other future distribution of assets other than a normal cash dividend.

2.                                      Germany - Remuneration Disclosure

We vote AGAINST management proposals authorizing the board not to disclose remuneration schemes for five years

3.                                      Sweden - Remuneration Report

We vote AGAINST management proposals to approve the remuneration report if:

a                 The potential dilution from equity-based compensation plans exceeds RMG guidelines.

b.              Restricted stock plans and matching share plans do not include sufficiently challenging performance criteria and vesting periods.

c.               The remuneration report was not made available to shareholders in a timely manner.

d.              Other concerns exist with respect to the disclosure or structure of the bonus or other aspects of the remuneration policy.

4.                                      Sweden, Norway - Matching Share Plans

We will evaluate such plans on a CASE-BY-CASE basis.

a.              For every matching share plan, RMG will require a holding period.

b.              For plans without performance criteria, the shares must be purchased at market price.

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c.               For broad-based plans directed at all employees, RMG accepts a 1:1 arrangement - that no more than one free share will be awarded for every share purchased at market value. . ..

d.              For plans directed at executives, we require that sufficiently challenging performance criteria are attached to the plan. Higher discounts demand proportionally higher performance criteria.

e.               The dilution of the plan when combined with the dilution from any other proposed or outstanding employee stock matching plans must comply with RMG’S guidelines.

5.                                      Australia

We will vote AGAINST resolutions seeking approval of termination payments for executives in excess of statutory maximum except where there is clear evidence that the termination payment would provide a benefit to shareholders.

We vote FOR the provision of termination benefits under the plan in excess of 12 months’ base salary, if the approval is for three years or fewer and no vesting is permitted without satisfaction of sufficiently demanding performance hurdles.

6.                                      Japan

RIM will vote AGAINST retirement bonuses if the recipients include outsiders, or include those who can be held responsible for corporate scandal or poor financial performance which has led to shareholder value destruction. (However, in rare occasions, RIM may support payment to outsiders on a case-by-case basis, if the individual amount is disclosed and the amount is not excessive.) In addition, RIM opposes the payments if neither the individual payments nor the aggregate amount of the payments is disclosed.

RIM will vote AGAINST special payments in connection with abolition of retirement bonus system if the recipients include outsiders, or include those who can be held responsible for corporate scandal or poor financial performance which has led to shareholder value destruction. (However, in rare occasions, RIM may support payment to outsiders on a CASE-BY-CASE basis, if the individual amount is disclosed and the amount is not excessive.) In addition, RIM  will vote AGAINST the payments if neither the individual payments nor the aggregate amount of the payments is disclosed.

Among other conditions, RIM will vote AGAINST deep discount options if disclosed performance conditions are not attached. In the absence of such conditions, a vesting period of at least three years will be required to support such options

7.                                      Nordic Markets

We will vote AGAINST stock option plans in Nordic markets if evidence is found that they contain provisions that may result in a disconnect between shareholder value and employee/executive rewards. This includes one or more of the following:

a.              Adjusting the strike price for future ordinary dividends AND including expected dividend yield above zero percent when determining the number of options awarded under the plan;

b.              Having significantly higher expected dividends than actual historical dividends;

c.               Favorably adjusting the terms of existing options plans without valid reason;

d.              Any other provisions or performance measures that result in undue award.

We will generally vote AGAINST if the increase in share capital is more than 5 percent for mature companies and 10 percent for growth companies.

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8.                                      Italy

We will vote FOR any equity-based compensation plan provided they meet the following:

a.              The shares reserved for all share plans may not exceed 5 percent of a company’s issued share capital, except in the case of high-growth companies or particularly well-designed plans, in which case we allow dilution of between 5 and 10 percent: in this case, we will need to have performance conditions attached to the plans which should be acceptable regarding the RMG criteria (“challenging criteria”);

b.              The options for management are granted without a discount;

c.               An executive director is part of the remuneration committee; or

d.              The company has no remuneration committee and has executive members within the board.

* RIM may apply a carve-out in the case of well designed plans.*

9.                                      China

We vote CASE-BY-CASE on proposals to approve a restricted stock scheme.  A restricted stock plan will not be supported if:

a.              The grant price of the restricted shares is less than 50% of the average price of the company’s shares during the 20 trading days prior to the pricing reference date;

b.              The maximum dilution level for the scheme exceeds RIM guidelines of 5% of issued capital for a mature company and 10% for a growth company.  RIM will support plans at mature companies with dilution levels up to 10% if the plan includes other positive features such as challenging performance criteria and meaningful vesting periods.

c.               Directors eligible to receive restricted shares under the scheme are involved in the administration of the scheme; or

d.              The company fails to set challenging performance hurdles for unlocking the restricted shares compared with its historical financial performance or the industry benchmarks.

We vote AGAINST a restricted stock scheme if the scheme is proposed in the second half of the year and the measurement of the company’s financial performance starts from the same year, as the company’s financial performance has been largely determined for that particular year.

10.                               Japan - Director Stock Options

We vote FOR “evergreen” director option plans as long as the contemplated level of annual dilution is less than 0.5%; so that it would take more than 10 years of grants for dilution to exceed our guidelines. (Where the company has outstanding options from other plans, or proposes to grant additional options to employees below board level, these must be factored into the calculation.)

Z.                                    Canadian Equity Compensation Plans, TSX Issuers

1.                                      Change-in-Control Provisions

Where approval of a CIC provision is sought as part of a bundled proposal, RMG Canada may recommend a vote AGAINST the entire bundled proposal due to an unacceptable CIC provision.

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2.                                   Amendment Procedures

We generally vote AGAINST the approval of proposed Amendment Procedures that do not require shareholder approval for the following types of amendments under any security based compensation arrangement, whether or not such approval is required under current regulatory rules:

a.              Any increase in the number (or percentage in the case of rolling plans) of shares reserved;

b.              Any reduction in exercise price or cancellation and reissue of options;

c.               Any amendment that extends the term of an award beyond the original expiry;

d.              Amendments to eligible participants that may permit the introduction or reintroduction of non-employee directors on a discretionary basis;

e.               Any amendment which would permit equity based awards granted under the Plan may be transferable or assignable other than for normal estate settlement purposes

3.                                      Employee Share Purchase Plans, Amendment procedures

We generally vote AGAINST proposals to approve Share Purchase Plan Amendment Procedures if discretion is given to amend any of the following acceptable criteria:

a.              Limit on employee contribution (expressed as a percentage of base salary excluding bonus, commissions and special compensation);

b.              Purchase price is at least 80 percent of fair market value with no employer contribution; OR

c.               No discount purchase price with maximum employer contribution of up to 20% of employee contribution

d.              Offering period is 27 months or less; and

e.               Potential dilution together with all other equity-based plans is ten percent of outstanding common shares or less.

If shareholder approval is sought for a new Share Purchase Plan, the above criteria must apply and not be subject to future amendment under Plan amendment provisions without further shareholder approval or we will generally vote AGAINST approval of the Plan.

IX.                    State of Incorporation

A.                                    Voting on State Takeover Statutes

We review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

B.                                    Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation are examined on a CASE-BY-CASE basis.

1.                                      Canada

a.              RIM will generally vote FOR proposals to amend or replace articles of incorporation or bylaws if:

i.                  The purpose of the amendment is to clarify ambiguity, reflect changes in corporate law, streamline years of amendments, or other “housekeeping” amendments; and

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ii.                   The bylaws as amended will not result in any of the unacceptable governance provisions set out in the following paragraph.

b.              RIM will generally vote FOR proposals to adopt or amend articles/bylaws unless the resulting document contains any of the following:

i.                  The quorum for a meeting of shareholders is set below two persons holding 25 percent of the eligible vote (this may be reduced in the case of a small company where it clearly has difficulty achieving quorum at a higher level, but we oppose any quorum below 10 percent);

ii.               The quorum for a meeting of directors is less than 50 percent of the number of directors;

iii.            The chair of the board has a casting vote in the event of a deadlock at a meeting of directors;

iv.           An alternate director provision that permits a director to appoint another person to serve as an alternate director to attend board or committee meetings in place of the duly elected director; and

v.              The proposed articles/bylaws raise other corporate governance concerns, such as granting blanket authority to the board with regard to capital authorizations or alteration of capital structure without shareholder approval

X.                         Mergers and Corporate Restructurings

A.                                    Mergers and Acquisitions

Votes on mergers and acquisitions are considered on a CASE-BY-CASE basis, taking into account at least the following:

1.                                      Anticipated financial and operating benefits;

2.                                      Offer price (cost vs. premium);

3.                                      Prospects of the combined companies;

4.                                      How the deal was negotiated;

5.                                      Changes in corporate governance and their impact on shareholder rights;

6.                                      Change-in-control payments to executive officers and possible conflicts of interest; and

7.                                      Potential legal or environmental liability risks associated with the target firm

B.                                    Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales are considered on a CASE-BY-CASE basis.

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C.                                    Spin-offs

Votes on spin-offs are considered on a CASE-BY-CASE basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

D.                                    Asset Sales

Votes on asset sales are made on a CASE-BY-CASE basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

E.                                    Liquidations

Votes on liquidations are made on a CASE-BY-CASE basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

F.                                     Appraisal Rights

We vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

G.                                   Changing Corporate Name

We vote FOR changing the corporate name.

H.                                   Special Purpose Acquisition Corporations (SPACs)

We will consider on a Case-by-Case the following measures for SPACs:

1.                                      Valuation, Market reaction,

2.                                      Deal timing,

3.                                      Negotiations and process,

4.                                      Conflicts of interest,

5.                                      Voting agreements, and

6.                                      Governance.

I.                                        Loan Guarantee Requests (Non US companies)

Companies often provide loan guarantees for subsidiaries, affiliates and related parties.   Such requests will be evaluated on a CASE - BY - CASE basis.  Generally, RIM will vote AGAINST the provision when:

•                  The identity receiving the guarantee is not disclosed;

•                  The guarantee is being provided to a director, executive, parent company or affiliated entities where the company has no direct or indirect equity ownership; or

•                  the guarantee is provided to an entity in which the company’s ownership stake is less than 75%; and such guarantee is not proportionate to the company’s equity stake or other parties have not provided a counter guarantee.

RIM will generally vote FOR such request provided that there are no significant concerns regarding the entity receiving the guarantee, the relationship between the listed company and the entity receiving the guarantee, the purpose of the guarantee, or the terms of the guarantee agreement.

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XI.                    Mutual  Funds

A.                                    Business Development Companies

RIM will vote FOR proposals authorizing the board to issue shares below Net Asset Value (NAV) if:

1.                        The proposal to allow share issuances below NAV has an expiration date that is less than one year from the date shareholders approve the underlying proposal as required under the Investment Company Act of 1940;

2.              a majority of the independent directors who have no financial interest in the sale have made a determination as to whether such sale would be in the best interest of the company and its shareholders prior to selling shares below NAV; and

3.              the company has demonstrated responsible past use of share issuances by either:

a.              Outperforming peers in its 8-digit GICS group as measured by one and three year median TSRs; or

b.              Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non-participating shareholders.

B.                                    Multimanaged Funds/Subadvisers:

RIM will vote AGAINST proposals authorizing the board to hire or terminate subadvisers without shareholder approval if the investment adviser currently employs only one subadviser.

XII.               Corporate Governance and Conduct

In general, we support shareholder proposals that promote good corporate citizenship while enhancing long-term shareholder value. Proposals that present an egregious economic impact will not be supported.

1.                                      We SUPPORT the adoption of labor standards and codes of conduct for foreign and domestic suppliers as ways to protect brands and manage risk.

2.                                      We SUPPORT reporting on countries with human rights abuses as ways to protect and manage risk.

3.                                      We SUPPORT CERES Principles, environmental reporting and MacBride Principles.

4.                                      We SUPPORT high-performance workplace standards.

5.                                      We SUPPORT fair lending guidelines and disclosure at financial companies.

6.                                      We SUPPORT reporting on equal opportunity and diversity.

7.                                      We OPPOSE resolutions that would fundamentally affect company performance and competitive increase of shareholder value.

8.                                      We OPPOSE shareholder proposals requesting the adoption of specific charter language regarding board diversity unless the company fails to publicly disclose existing equal opportunity or nondiscrimination policies.

9.                                      We OPPOSE shareholder proposals for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless: a) new legislation is adopted

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allowing development and drilling in the ANWR; b) the company intends to pursue operations in the ANWR, c) the company does not currently disclose an environmental risk report for their operations in the ANWR.

10.                               We OPPOSE shareholder proposals requesting a reduction in greenhouse gas emissions unless the company significantly lags behind industry standards or has been the subject of recent, substantial controversy on this issue.

11.                               We OPPOSE shareholder proposals on investing in renewable energy sources.

12.                               We review proposals requesting information on a company’s lobbying activities, including direct lobbying as well as grassroots lobbying activities on a CASE-BY-CASE basis taking into account; a) recent significant controversy. fines or litigation related to public policy activities, b) the current level of disclosure of relevant policies and oversight mechanisms; and c) the impact the policy issue may have on company’s business.

13.                               We review on a CASE-BY-CASE basis proposals requesting a company report on its energy efficiency policies, considering: a) the current level of disclosure related to energy efficiency policies, initiatives, and performance measures; b) level of participation in voluntary efficiency programs; c) compliance with applicable legislation and regulations; d) the company’s policies and initiatives relative to industry peers; and e) the cost associated with the proposed initiative.

14.                               We review on a CASE-BY-CASE basis proposals requesting disclosure and implementation of internet privacy and censorship policies and procedures, considering: a) the level of disclosure of policies relating to privacy, freedom of speech, internet censorship and government monitoring; b) dialogue with governments and/or relevant groups; c) scope of involvement and investment in markets that maintain government censorship or internet monitoring; d) market-specific laws or regulations applicable to this issue that may be imposed on the company; e) level of controversy or litigation related to the company’s international human rights policies; and f) the cost associated with the proposed initiative.

15.                               We generally vote FOR proposals requesting greater disclosure of a company’s (natural gas) hydraulic fracturing operations, including measures the company has taken to manage and mitigate the potential community and environmental impacts of those operations, considering: a) the company’s current level of disclosure of relevant policies and oversight mechanisms; b) the company’s current level of such disclosure relative to its industry peers; c) potential relevant local, state, or national regulatory developments; and d) controversies, fines, or litigation related to the company’s hydraulic fracturing operations.

16.                               We will vote on a CASE-BY-CASE basis on proposals requesting company reports on, or to adopt a new policy on, water-related risks and concerns, taking into account: a) the company’s current disclosure of relevant policies, initiatives, oversight mechanisms, and water usage metrics; b) whether or not the company’s existing water-related policies and practices are consistent with relevant internationally recognized standards and national/local regulations; c) the potential financial impact or risk to the company associated with water-related concerns or issues; and d) recent, significant company controversies, fines, or litigation regarding water use by the company and its suppliers.

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17.                               We review on a CASE-BY-CASE requests for the company to review and report on the financial and reputation risks associated with operations in “high risk” markets, such as a terrorism- sponsoring state or otherwise, taking into account: a) the nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption; b) current disclosure of applicable risk assessment(s) and risk management procedures; c) compliance with US sanctions and laws; d) consideration of other international policies, standards, and laws; e) recent involvement in significant controversies or violations in “high risk” markets; and f) the cost associated with the initiative.

18.                               We SUPPORT proposals requesting company reporting on its policies, initiatives/procedures and oversight mechanisms related to toxic materials, including certain product line toxicities, and/or product safety in its supply chain, UNLESS: a) the company already discloses similar information through existing reports or policies such as a Supplier Code of Conduct and/or a sustainability report; or b) the company is in compliance with all applicable regulations and guidelines; or c) there is no existence of significant violations and/or fines related to toxic materials.

19.                               We review on a CASE-BY-CASE requests for workplace safety reports, including reports on accident risks reduction efforts taking into account; a) a) the nature of the company’s business specifically regarding company and employee exposure to health and safety risks; b) level of existing disclosure of its workplace health and safety performance data, health and safety management policies, initiatives, and oversight mechanisms; c) existence of recent, significant violations, fines, or controversy related to workplace health and safety ; and d) the company’s workplace health and safety performance relative to industry peers.

20.                               Establishment of Board Committees on Social Issues: Shareholder proposals requesting companies establish new standing board committees on social issues.

We will generally vote AGAINST proposals requesting a company establish new standing board committees on social issues considering:

a.              Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;

b.              Level of disclosure regarding the issue for which board oversight is sought;

c.               Company performance related to the issue for which board oversight is sought;

d.              Board committee structure compared to that of other companies in its industry sector; and/or

e.               The scope and structure of the proposal.

21.                               Genetically Modified Ingredients (GMO):

a.              Generally vote AGAINST proposals asking suppliers, genetic research companies, restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products and/or eliminate GE ingredients. The cost of labeling and/or phasing out the use of GE ingredients may not be commensurate with the benefits to shareholders and is an issue better left to regulators.

b.              Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

i.                  The company’s business and the proportion of it affected by the resolution;

ii.               The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and

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iii.            Company’s current disclosure on the feasibility of GE product labeling, including information on the related costs.

c.               Generally vote AGAINST proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

d.              Generally vote AGAINST proposals to completely phase out GE ingredients from the company’s products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such resolutions presuppose that there are proven health risks to GE ingredients

22.                               Gender Identity, Sexual Orientation and Domestic Partner Benefits

a.              We will generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.

b.              We will generally vote AGAINST proposals to extend company benefits to or eliminating benefits from domestic partners.

23.                               Equality of Opportunity:  shareholder proposal requesting companies disclose their EEO-1 data

We will generally vote FOR proposals requesting the company disclose its diversity policies, initiatives, comprehensive diversity data, and EEO-1 data unless:

a.              The company publicly discloses its comprehensive equal opportunity policies and initiatives;

b.              The company already publicly discloses comprehensive workforce diversity data; and

c.               The company has no recent significant EEO-related violations or litigation.

24.                               Political contributions and Trade Associations: Shareholder proposals calling for company to confirm political nonpartisanship, increase disclosure on political contributions and trade association spending and bar political contributions.

a.              RIM will generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

i.                  There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

ii.               The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

b.              RIM will vote AGAINST proposals to publish in newspapers and public media the company’s political contributions.  Such publications could present significant cost to the company without providing commensurate value to shareholders.

c.               RIM will vote on a CASE-BY-CASE basis on proposals to improve the disclosure of a company’s political contributions and trade association spending considering:

i.                  Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and

ii.               The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business

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rationale for supporting these organization, and the oversight and compliance procedure related to such expenditures of corporate assets.

d.               RIM will vote AGAINST proposals barring the company from making political contributions.

e.                RIM will vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company.

26.                               Recycling: We will vote on a CASE-BY-CASE basis on proposals to report on an existing recycling program, or adopt a new recycling program, taking into account: a) the nature of the company’s business; b) the current level of disclosure of the company’s existing related programs; c) the timetable prescribed by the proposal and the costs and methods of program implementation; d) the ability of the company to address the issues raised in the proposal; and e) the company’s recycling programs compared with the similar programs of its industry peers.

END

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THE RBB FUND, INC.

PEA 154

PART C: OTHER INFORMATION

Item 28.         EXHIBITS

(a)		Articles of Incorporation.

(1)

Articles of Incorporation of Registrant are incorporated herein by reference to Registrant’s Registration Statement (No. 33-20827) filed on March 24, 1988, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(2)

Articles Supplementary of Registrant are incorporated herein by reference to Registrant’s Registration Statement (No. 33-20827) filed on March 24, 1988, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(3)

Articles of Amendment to Articles of Incorporation of Registrant are incorporated herein by reference to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement (No. 33-20827) filed on July 12, 1988, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(4)

Articles Supplementary of Registrant are incorporated herein by reference to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement (No. 33-20827) filed on July 12, 1988, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(5)

Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 3 to the Registrant’s Registration Statement (No. 33-20827) filed on April 27, 1990, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(6)

Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 4 to the Registrant’s Registration Statement (No. 33-20827) filed on May 1, 1990, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(7)

Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement (No. 33-20827) filed on July 15, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(8)

Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement (No. 33-20827) filed on October 22, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(9)

Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 1993, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(10)

Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 1993, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(11)

Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant’s Registration Statement (No. 33-20827) filed on December 19, 1994, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(12)

Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant’s Registration Statement (No. 33-20827) filed on December 19, 1994, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(13)

Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant’s Registration Statement (No. 33-20827) filed on December 19, 1994, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(14)

Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant’s Registration Statement (No. 33-20827) filed on December 19, 1994, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(15)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 27 to the Registrant’s Registration Statement (No. 33-20827) filed on March 31, 1995.

(16)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant’s Registration Statement (No. 33-20827) filed on May 16, 1996.

(17)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement (No. 33-20827) filed on October 11, 1996.

(18)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement (No. 33-20827) filed on May 9, 1997.

(19)

Articles of Amendment to Charter of the Registrant are incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement (No. 33-20827) filed on September 25, 1997.

(20)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement (No. 33-20827) filed on September 25, 1997.

(21)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 1998.

(22)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 1998.

(23)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant’s Registration Statement (No. 33-20827) filed on December 14, 1998.

(24)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant’s Registration Statement (No. 33-20827) filed on December 14, 1998.

(25)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant’s Registration Statement (No. 33-20827) filed on September 30, 1999.

(26)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 69 to the Registrant’s Registration Statement (No. 33-20827) filed on November 29, 1999.

(27)

Articles of Amendment to Charter of the Registrant are incorporated herein by reference to Post-Effective Amendment No. 71 to the Registrant’s Registration Statement (No. 33-20827) filed on December 29, 2000.

(28)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 71 to the Registrant’s Registration Statement (No. 33-20827) filed on December 29, 2000.

(29)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 71 to the Registrant’s Registration Statement (No. 33-20827) filed on December 29, 2000.

(30)

Articles of Amendment to Charter of the Registrant are incorporated herein by reference to Post-Effective Amendment No. 71 to the Registrant’s Registration Statement (No. 33-20827) filed on December 29, 2000.

(31)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 73 to the Registrant’s Registration Statement (No. 33-20827) filed on March 15, 2001.

(32)

Articles of Amendment of Registrant (Boston Partners Bond Fund - Institutional Class and Boston Partners Bond Fund - Investor Class) are incorporated herein by reference to Post-Effective Amendment No. 77 to the Registrant’s Registration Statement (No. 33-20827) filed on May 15, 2002.

(33)

Articles Supplementary to Charter of the Registrant (Boston Partners All-Cap Value Fund - Institutional Class and Boston Partners Bond Fund - Institutional Class) are incorporated herein by reference to Post-Effective Amendment No. 77 to the Registrant’s Registration Statement (No. 33-20827) filed on May 15, 2002.

(34)

Articles Supplementary of Registrant (Schneider Value Fund) are incorporated herein by reference to Post-Effective Amendment No. 78 to the Registrant’s Registration Statement (No. 33-20827) filed on May 16, 2002.

(35)

Articles Supplementary of Registrant (Institutional Liquidity Fund for Credit Unions and Liquidity Fund for Credit Union Members) are incorporated herein by reference to Post-Effective Amendment No. 84 to the Registrant’s Registration Statement (No. 33-20827) filed on December 29, 2003.

(36)

Articles of Amendment to Charter of the Registrant are incorporated herein by reference to Post-Effective Amendment No. 89 to the Registrant’s Registration Statement (No. 33-20827) filed on December 30, 2004.

(37)

Articles Supplementary of Registrant (Robeco WPG Core Bond Fund — Investor Class, Robeco WPG Core Bond Fund — Institutional Class, Robeco WPG Tudor Fund — Institutional Class, Robeco WPG Large Cap Growth Fund — Institutional Class) are incorporated herein by reference to Post-Effective Amendment No. 93 to the Registrant’s Registration Statement (No. 33-20827) filed on March 4, 2005.

(38)	Certificate of Correction of Registrant is incorporated herein by reference to Post-Effective Amendment No. 95 to the Registrant’s Registration Statement (No. 33-20827) filed on March 23, 2005.

(39)

Articles Supplementary of Registrant (Robeco WPG Core Bond Fund — Investor Class, Robeco WPG Core Bond Fund — Institutional Class, Robeco WPG Tudor Fund — Institutional Class, Robeco WPG 130/30 Large Cap Core Fund f/k/a Robeco WPG Large Cap Growth Fund — Institutional Class) are incorporated herein by reference to Post-Effective Amendment No. 95 to the Registrant’s Registration Statement (No. 33-20827) filed on March 23, 2005.

(40)

Articles Supplementary of Registrant (Senbanc Fund) are incorporated herein by reference to Post-Effective Amendment No. 96 to the Registrant’s Registration Statement (No. 33-20827) filed on June 6, 2005.

(41)

Articles of Amendment of Registrant (Robeco WPG Core Bond Fund — Retirement Class) are incorporated herein by reference to Post-Effective Amendment No. 97 to the Registrant’s Registration Statement (No. 33-20827) filed on August 19, 2005.

(42)

Articles Supplementary of Registrant (Robeco WPG Core Bond Fund — Investor Class) are incorporated herein by reference to Post-Effective Amendment No. 99 to the Registrant’s Registration Statement (No. 33-20827) filed on September 27, 2005.

(43)

Articles Supplementary of Registrant (Bear Stearns CUFS MLP Mortgage Portfolio) are incorporated herein by reference to Post-Effective Amendment No. 104 to the Registrant’s Registration Statement (No. 33-20827) filed on July 18, 2006.

(44)

Articles of Amendment of Registrant (Bear Stearns CUFS MLP Mortgage Portfolio) are incorporated herein by reference to Post-Effective Amendment No. 108 to the Registrant’s Registration Statement (No. 33-20827) filed on December 14, 2006.

(45)

Articles Supplementary of Registrant (Bear Stearns Ultra Short Income Fund f/k/a Bear Stearns Enhanced Income Fund) are incorporated herein by reference to Post-Effective Amendment No. 109 to Registrant’s Registration Statement (No. 33-20827) filed on December 15, 2006.

(46)

Articles Supplementary of Registrant (Marvin & Palmer Large Cap Growth Fund) are incorporated herein by reference to Post-Effective Amendment No. 109 to Registrant’s Registration Statement (No. 33-20827) filed on December 15, 2006.

(47)

Articles of Amendment of Registrant (Bear Stearns Ultra Short Income Fund f/k/a Bear Stearns Enhanced Income Fund) are incorporated herein by reference to Post-Effective Amendment No. 111 to the Registrant’s Registration Statement (No. 33-20827) filed on February 28, 2007.

(48)

Articles Supplementary of Registrant (Bear Stearns Ultra Short Income Fund f/k/a Bear Stearns Enhanced Income Fund) are incorporated herein by reference to Post-Effective Amendment No. 111 to the Registrant’s Registration Statement (No. 33-20827) filed on February 28, 2007.

(49)

Articles Supplementary of Registrant (Free Market U.S. Equity Fund, Free Market International Equity Fund, Free Market Fixed-Income Fund) incorporated herein by reference to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement (No. 33-20827) filed on June 1, 2007.

(50)

Articles Supplementary of Registrant (Robeco WPG 130/30 Large Cap Core Fund — Investor Class) are incorporated herein by reference to Post-Effective Amendment No.113 to the Registrant’s Registration Statement (No. 33-20827) filed on July 13, 2007.

(51)

Articles Supplementary of Registrant (SAM Sustainable Water Fund, SAM Sustainable Climate Fund) are incorporated herein by reference to Post-Effective Amendment No.114 to the Registrant’s Registration Statement (No. 33-20827) filed on July 17, 2007.

(52)

Articles of Amendment of Registrant (Robeco WPG 130/30 Large Cap Core Fund — Institutional Class) are incorporated herein by reference to Post-Effective Amendment No.116 to the Registrant’s Registration Statement (No. 33-20827) filed on September 4, 2007.

(53)

Articles Supplementary of Registrant (Bear Stearns Multifactor 130/30 US Core Equity Fund) are incorporated herein by reference to Post-Effective Amendment No. 123 to the Registrant’s Registration Statement (No. 33-20827) filed on December 17, 2007.

(54)

Articles of Amendment of Registrant (Bear Stearns Ultra Short Income Fund f/k/a Bear Stearns Enhanced Income Fund are incorporated herein by reference to Post-Effective Amendment No. 124 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2007.

(55)

Articles Supplementary of Registrant (SAM Sustainable Global Active Fund, SAM Sustainable Themes Fund) are incorporated herein by reference to Post-Effective Amendment No. 128 to the Registrant’s Registration Statement (No. 33-20827) filed on April 23, 2009.

(56)

Articles Supplementary of Registrant (Perimeter Small Cap Growth Fund) are incorporated herein by reference to Post-Effective Amendment No. 129 to the Registrant’s Registration Statement (No. 33-20827) filed on July 2, 2009.

(57)	Articles Supplementary of Registrant (S1 Fund) are incorporated herein by reference to Post-Effective Amendment No. 135 to Registrant’s Registration Statement (No. 33-20827) filed on July 19, 2010.

(58)

Articles Supplementary of Registrant (Robeco Boston Partners Long/Short Research Fund) are incorporated herein by reference to Post-Effective Amendment No. 136 to the Registrant’s Registration Statement (No. 33-20827) filed on August 4, 2010.

(59)

Articles of Amendment of Registrant (Robeco WPG Small/Micro Cap Value Fund f/k/a Robeco WPG Small Cap Value Fund) are incorporated herein by reference to Post-Effective Amendment No. 141 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2010.

(60)

Articles Supplementary of Registrant (Robeco Boston Partners Global Equity Fund and Robeco Boston Partners International Equity Fund) are incorporated herein by reference to Post-Effective Amendment No. 142 to the Registrant’s Registration Statement (No. 33-20827) filed on October 14, 2011.

(61)

Articles Supplementary of Registrant (Summit Global Investments U.S. Low Volatility Equity Fund) are incorporated herein by reference to Post-Effective Amendment No. 144 to the Registrant’s Registration Statement (No. 33-20827) filed on December 15, 2011.

(62)

Articles Supplementary of Registrant (Free Market U.S. Equity Fund, Free Market International Equity Fund, Free Market Fixed-Income Fund) are incorporated herein by reference to Post-Effective Amendment No. 149 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 2012.

(63)

Articles Supplementary of Registrant (Robeco Boston Partners Global Long/Short Fund) are incorporated herein by reference to Post-Effective Amendment No. 152 to the Registrant’s Registration Statement (No. 33-20827) filed on March 29, 2013.

(b)		By-Laws.

	(1)	By-Laws, as amended, are incorporated herein by reference to Post-Effective Amendment No. 143 to the Registrant’s Registration Statement (No. 33-20827) filed on October 28, 2011.

(c)		Instruments Defining Rights of Security Holders.

(1)

See Articles VI, VII, VIII, IX and XI of Registrant’s Articles of 1 Incorporation dated February 17, 1988 which are incorporated herein by reference to Registrant’s Registration Statement (No. 33-20827) filed on March 24, 1988, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(2)

See Articles II, III, VI, XIII, and XIV of Registrant’s By-Laws as amended through August 25, 2004, which are incorporated herein by reference to Post-Effective Amendment No. 89 to the Registrant’s Registration Statement (No. 33-20827) filed on December 30, 2004.

(d)		Investment Advisory Contracts.

(1)

Investment Advisory Agreement (Schneider Small Cap Value Fund) between Registrant and Schneider Capital Management Company is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 1998.

(2)

Investment Advisory Agreement (Boston Partners Small Cap Value Fund II (formerly Micro Cap Value)) between Registrant and Boston Partners Asset Management, L.P. is incorporated herein by reference to Post-Effective Amendment No. 83 to the Registrant’s Registration Statement (No. 33-20827) filed on April 8, 2003.

(3)

Amendment to Investment Advisory Agreement (Boston Partners Small Cap Value Fund II) is incorporated herein by reference to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement (No. 33-20827) filed on October 24, 2008.

(4)

Investment Advisory Agreement (Boston Partners Long/Short Equity Fund (formerly Market Neutral)) between Registrant and Boston Partners Asset Management, L.P. is incorporated herein by reference to Post-Effective Amendment No. 83 to the Registrant’s Registration Statement (No. 33-20827) filed on April 8, 2003.

(5)

Investment Advisory Agreement (Bogle Investment Management Small Cap Growth Fund) between Registrant and Bogle Investment Management, L.P. is incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant’s Registration Statement (No. 33-20827) filed on September 30, 1999.

(6)

Amended and Restated Investment Advisory Agreement (Boston Partners All-Cap Value Fund) between Registrant and Boston Partners Asset Management, L.P. is incorporated herein by reference to Post-Effective Amendment No. 105 to the Registrant’s Registration Statement (No. 33-20827) filed on October 30, 2006.

(7)

Investment Advisory Agreement (Schneider Value Fund) between Registrant and Schneider Capital Management Company is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement (No. 33-20827) filed on November 1, 2002.

(8)

Investment Advisory Agreement (Robeco WPG Small/Micro Cap Value Fund f/k/a Robeco WPG Tudor Fund) between Registrant and Weiss, Peck & Greer Investments is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant’s Registration Statement (No. 33-20827) filed on November 25, 2005.

(9)

Investment Advisory and Administration Agreement (Money Market Portfolio) between Registrant and BlackRock Advisors, LLC is incorporated herein by reference to Post-Effective Amendment No. 143 to the Registrant’s Registration Statement (No. 33-20827) filed on October 28, 2011.

(10)

Investment Advisory Agreement (Marvin & Palmer Large Cap Growth Fund) is incorporated herein by reference to Post-Effective Amendment No. 124 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2007.

(11)

Investment Advisory Agreement (Free Market U.S. Equity Fund, Free Market International Equity Fund, Free Market Fixed Income Fund) is incorporated herein by reference to Post-Effective Amendment No. 125 to the Registrant’s Registration Statement (No. 33-20827) filed on February 27, 2008.

(12)

Form of Amendment No. 1 to the Investment Advisory Agreement (Free Market U.S. Equity Fund, Free Market International Equity Fund and Free Market Fixed Income Fund) is incorporated herein by reference to Post-Effective Amendment No. 150 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2012.

(13)

Form of Contractual Fee Waiver Agreement (Schneider Small Cap Value Fund) is incorporated herein by reference to Post-Effective Amendment No. 150 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2012.

(14)

Form of Contractual Fee Waiver Agreement (Schneider Value Fund) is incorporated herein by reference to Post-Effective Amendment No. 150 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2012.

(15)

Form of Contractual Fee Waiver Agreement (Bogle Investment Management Small Cap Growth Fund) is incorporated herein by reference to Post-Effective Amendment No. 150 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2012.

(16)

Form of Contractual Fee Waiver Agreement (Robeco Boston Partners Small Cap Value Fund II, Robeco Boston Partners All Cap Value Fund, Robeco Boston Partners Long/Short Equity Fund, Robeco Boston Partners Long/Short Research Fund, WPG Small/Micro Cap Value Fund, Robeco Boston Partners Global Equity Fund and Robeco Boston Partners International Equity Fund (each a “Fund” and collectively the “Funds”), of The RBB Fund, Inc) is incorporated herein by reference to Post-Effective Amendment No. 150 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2012.

(17)

Assumption Agreement (Robeco Boston Partners Small Cap Value Fund II, Robeco Boston Partners Long/Short Equity Fund, Robeco Boston Partners Large Cap Value Fund, Robeco Boston Partners Mid Cap Value Fund, Robeco Boston Partners All-Cap Value Fund) between Boston Partners Asset Management and Robeco Investment Management, Inc. dated January 1, 2007 is incorporated herein by reference to Post-Effective Amendment No. 111 to the Registrant’s Registration Statement (No. 33-20827) filed on February 28, 2007.

(18)

Assumption Agreement (Robeco WPG Core Bond Fund, Robeco WPG Large Cap Growth Fund, and Robeco WPG Small/Micro Cap Value Fund f/k/a Robeco WPG Small Cap Value Fund) between Weiss, Peck, & Greer Investments and Robeco Investment Management, Inc. dated January 1, 2007 is incorporated herein by reference to Post-Effective Amendment No. 111 to the Registrant’s Registration Statement (No. 33-20827) filed on February 28, 2007.

(19)

Investment Advisory Agreement (Perimeter Small Cap Growth Fund) between Registrant and Perimeter Capital Management LLC is incorporated herein by reference to Post-Effective Amendment No. 143 to the Registrant’s Registration Statement (No. 33-20827) filed on October 28, 2011.

(20)

Form of Contractual Fee Waiver Agreement (Perimeter Small Cap Growth Fund) between Registrant and Perimeter Capital Management is incorporated herein by reference to Post-Effective Amendment No. 150 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2012.

(21)

Investment Advisory Agreement (S1 Fund) between Registrant and Simple Alternatives, LLC is incorporated herein by reference to Post-Effective Amendment No. 138 to the Registration Statement (No. 33-20827) filed on October 29, 2010.

(22)

Contractual Fee Waiver Agreement (S1 Fund) between Registrant and Simple Alternatives, LLC is incorporated herein by reference to Post-Effective Amendment No. 150 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2012.

(23)

Investment Sub-Advisory Agreement (S1 Fund) between Simple Alternatives, LLC and Roaring Blue Lion Capital Management, LLC is incorporated herein by reference to Post-Effective Amendment No. 143 to the Registrant’s Registration Statement (No. 33-20827) filed on October 28, 2011.

(24)

Investment Sub-Advisory Agreement (S1 Fund) between Simple Alternatives, LLC and Courage Capital Management, LLC is incorporated herein by reference to Post-Effective Amendment No. 143 to the Registrant’s Registration Statement (No. 33-20827) filed on October 28, 2011.

(25)

Investment Sub-Advisory Agreement (S1 Fund) between Simple Alternatives, LLC and Cramer Rosenthal McGlynn LLC is incorporated herein by reference to Post-Effective Amendment No. 143 to the Registrant’s Registration Statement (No. 33-20827) filed on October 28, 2011.

(26)

Investment Sub-Advisory Agreement (S1 Fund) between Simple Alternatives, LLC and Lauren Templeton Capital Management, LLC is incorporated herein by reference to Post-Effective Amendment No. 143 to the Registrant’s Registration Statement (No. 33-20827) filed on October 28, 2011.

(27)

Investment Sub-Advisory Agreement (S1 Fund) between Simple Alternatives, LLC and Starwood Real Estate Securities, LLC is incorporated herein by reference to Post-Effective Amendment No. 143 to the Registrant’s Registration Statement (No. 33-20827) filed on October 28, 2011.

(28)

Investment Sub-Advisory Agreement (S1 Fund) between Simple Alternatives, LLC and Trellus Management Co., LLC is incorporated herein by reference to Post-Effective Amendment No. 143 to the Registrant’s Registration Statement (No. 33-20827) filed on October 28, 2011.

(29)

Investment Advisory Agreement (Robeco Boston Partners Long/Short Research Fund) between Registrant and Robeco Investment Management Inc. is incorporated herein by reference to Post-Effective Amendment No. 141 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2010.

(30)

Investment Advisory Agreement (Robeco Boston Partners Global Equity Fund) between Registrant and Robeco Investment Management Inc. is incorporated herein by reference to Post-Effective Amendment No. 145 to the Registrant’s Registration Statement (No. 33-20827) filed on December 30, 2011.

(31)

Investment Advisory Agreement (Robeco Boston Partners International Equity Fund) between Registrant and Robeco Investment Management Inc. is incorporated herein by reference to Post-Effective Amendment No. 145 to the Registrant’s Registration Statement (No. 33-20827) filed on December 30, 2011.

(32)

Form of Investment Advisory Agreement (Summit Global Investments U.S. Low Volatility Equity Fund) between Registrant and Summit Global Investments, LLC is incorporated herein by reference to Post-Effective Amendment No. 144 to the Registrant’s Registration Statement (No. 33-20827) filed on December 15, 2011.

(33)

Form of Contractual Fee Waiver Agreement (Summit Global Investments U.S. Low Volatility Equity Fund) between Registrant and Summit Global Investments, LLC is incorporated herein by reference to Post-Effective Amendment No. 150 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2012.

(34)

Contractual Fee Waiver Agreement between Registrant and BlackRock Advisors, LLC (Money Market Portfolio) is incorporated herein by reference to Post-Effective Amendment No. 145 to the Registrant’s Registration Statement (No. 33-20827) filed on December 30, 2011.

(35)

Investment Sub-Advisory Agreement (S1 Fund) between Simple Alternatives, LLC and Maerisland Capital, LLC is incorporated herein by reference to Post-Effective Amendment No. 149 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 2012.

(36)	Form of Investment Advisory Agreement (Robeco Investment Funds) between Registrant and Robeco Investment Management Inc. is filed herewith.

(37)	Form of Addendum No. 1 to Investment Advisory Agreement (Robeco Investment Funds) between Registrant and Robeco Investment Management Inc. is filed herewith.

(38)	Contractual Fee Waiver Agreement (Robeco Boston Partners Global Long/Short Fund) between Registrant and Robeco Investment Management Inc. is filed herewith.

(e)		Underwriting Contracts.

(1)

Distribution Agreement between Registrant and Foreside Funds Distributors LLC (f/k/a PFPC Distributors, Inc.) dated as of January 2, 2001 is incorporated herein by reference to Post-Effective Amendment No. 73 to the Registrant’s Registration Statement (No. 33-20827) filed on March 15, 2001.

(2)

Distribution Agreement Supplement (Boston Partners All-Cap Value Fund - Investor Class) between Registrant and Foreside Funds Distributors LLC (f/k/a PFPC Distributors, Inc.) is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement (No. 33-20827) filed on November 1, 2002.

(3)

Distribution Agreement Supplement (Boston Partners All-Cap Value Fund - Institutional Class) between Registrant and Foreside Funds Distributors LLC (f/k/a PFPC Distributors, Inc.) is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement (No. 33-20827) filed on November 1, 2002.

(4)

Distribution Agreement Supplement (Schneider Value Fund) between Registrant and Foreside Funds Distributors LLC (f/k/a PFPC Distributors, Inc.) is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement (No. 33-20827) filed on November 1, 2002.

(5)

Distribution Agreement Supplement (Robeco WPG Small/Micro Cap Value Fund f/k/a Robeco WPG Small Cap Value Fund - Institutional Class) between Registrant and Foreside Funds Distributors LLC (f/k/a PFPC Distributors, Inc.) is incorporated herein by reference to Post-Effective Amendment No. 101 to the Registrant’s Registration Statement (No. 33-20827) filed on December 29, 2005.

(6)

Distribution Agreement Supplement (Free Market U.S. Equity Fund) between Registrant and Foreside Funds Distributors LLC (f/k/a PFPC Distributors, Inc.) is incorporated herein by reference to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement (No. 33-20827) filed on October 24, 2008.

(7)

Distribution Agreement Supplement (Free Market International Equity Fund) between Registrant and Foreside Funds Distributors LLC (f/k/a PFPC Distributors, Inc.) is incorporated herein by reference to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement (No. 33-20827) filed on October 24, 2008.

(8)

Distribution Agreement Supplement (Free Market Fixed Income Fund) between Registrant and Foreside Funds Distributors LLC (f/k/a PFPC Distributors, Inc.) is incorporated herein by reference to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement (No. 33-20827) filed on October 24, 2008.

(9)

Form of Distribution Agreement Supplement (Perimeter Small Cap Growth Fund) between Registrant and Foreside Funds Distributors LLC (f/k/a PFPC Distributors, Inc.) is incorporated herein by reference to Post Effective Amendment No. 132 to the Registration Statement (No. 33-20827) filed on October 22, 2009.

(10)

Distribution Agreement between Registrant and Foreside Funds Distributors LLC (f/k/a BNY Mellon Distributors, Inc.) is incorporated herein by reference to Post-Effective Amendment No. 136 to the Registrant’s Registration Statement (No. 33-20827) filed on August 4, 2010.

(11)

Distribution Agreement Supplement (S1 Fund and Robeco Boston Partners Long/Short Research Fund) between Registrant and Foreside Funds Distributors LLC (f/k/a BNY Mellon Distributors, Inc.) is incorporated herein by reference to Post-Effective Amendment No. 141 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2010.

(12)

Form of Distribution Agreement Supplement (Robeco Boston Partners Global Equity Fund and Robeco Boston Partners International Equity Fund) between Registrant and Foreside Funds Distributors LLC (f/k/a BNY Mellon Distributors, Inc.) is incorporated herein by reference to Post-Effective Amendment No. 145 to the Registrant’s Registration Statement (No. 33-20827) filed on December 30, 2011.

(13)

Form of Distribution Agreement Supplement (Summit Global Investments U.S. Low Volatility Equity Fund) between Registrant and Foreside Funds Distributors LLC (f/k/a BNY Mellon Distributors, Inc.) is incorporated herein by reference to Post-Effective Amendment No. 145 to the Registrant’s Registration Statement (No. 33-20827) filed on December 30, 2011.

(14)

Distribution Agreement between Registrant and Foreside Funds Distributors LLC dated March 31, 2012 is incorporated herein by reference to Post-Effective Amendment No. 149 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 2012.

(15)	Distribution Agreement Supplement (Robeco Boston Partners Global Long/Short Fund) between Registrant and Foreside Funds Distributors LLC to be filed by amendment.

(f)		Bonus or Profit Sharing Contracts.

(1)

Fund Office Retirement Profit-Sharing and Trust Agreement, dated as of October 24, 1990, as amended is incorporated herein by reference to Post-Effective Amendment No. 49 to the Registrant’s Registration Statement (No. 33-20827) filed on December 1, 1997.

(2)

Form of Amendment No. 1 to Fund Office Retirement Profit Sharing Plan and Trust Reflecting EGTRRA is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement (No. 33-20827) filed on November 1, 2002.

(g)		Custodian Agreements.

(1)

Custody Agreement dated July 18, 2011 between Registrant and The Bank of New York Mellon is incorporated herein by reference to Post-Effective Amendment No. 143 to the Registrant’s Registration Statement (No. 33-20827) filed on October 28, 2011.

(2)

Foreign Custody Manager Agreement dated July 18, 2011 between Registrant and The Bank of New York Mellon is incorporated herein by reference to Post-Effective Amendment No. 143 to the Registrant’s Registration Statement (No. 33-20827) filed on October 28, 2011.

(3)

Form of Amended and Restated Schedule II to the Custody Agreement (Robeco Boston Partners Global Equity Fund and Robeco Boston Partners International Equity Fund) is incorporated herein by reference to Post-Effective Amendment No. 143 to the Registrant’s Registration Statement (No. 33-20827) filed on October 28, 2011.

(4)

Form of Amended and Restated Schedule II to the Custody Agreement (Summit Global Investments U.S. Low Volatility Equity Fund) is incorporated herein by reference to Post-Effective Amendment No. 145 to the Registrant’s Registration Statement (No. 33-20827) filed on December 30, 2011.

(5)	Amended and Restated Schedule II to the Custody Agreement (Robeco Boston Partners Global Long/Short Fund) to be filed by amendment.

(h)		Other Material Contracts.

(1)

Transfer Agency Agreement (Sansom Street) between Registrant and Provident Financial Processing Corporation, dated as of August 16, 1988 is incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant’s Registration Statement (No. 33-20827) filed on March 23, 1989, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(2)

Shareholder Servicing Agreement (Sansom Street Money Market) is incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant’s Registration Statement (No. 33-20827) filed on March 23, 1989, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(3)

Shareholder Servicing Agreement (Sansom Street Government Obligations Money Market) is incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant’s Registration Statement (No. 33-20827) filed on March 23, 1989, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(4)

Shareholder Services Plan (Sansom Street Money Market) is incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant’s Registration Statement (No. 33-20827) filed on March 23, 1989, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(5)

Transfer Agency Agreement (Bedford Money Market) between Registrant and Provident Financial Processing Corporation, dated as of August 16, 1988 is incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant’s Registration Statement (No. 33-20827) filed on March 23, 1989, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(6)

Transfer Agency Agreement and Supplements (Bradford, Beta, Gamma, Delta, Epsilon, Zeta, Eta and Theta) between Registrant and Provident Financial Processing Corporation dated as of November 5, 1991 is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement (No. 33-20827) filed on July 15, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(7)

Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company and PNC Global Investment Servicing (U.S.) Inc. (f/k/a PFPC Inc.) dated February 1, 1995 is incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement (No. 33-20827) filed on October 6, 1995.

(8)

Supplement to Transfer Agency and Service Agreement between Registrant, State Street Bank and Trust Company, Inc. and PNC Global Investment Servicing (U.S.) Inc. (f/k/a PFPC Inc.) dated April 10, 1995 is incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement (No. 33-20827) filed on October 6, 1995.

(9)

Amended and Restated Credit Agreement dated December 15, 1994 is incorporated herein by reference to Post-Effective Amendment No. 29 to the Registrant’s Registration Statement (No. 33-20827) filed on October 25, 1995.

(10)

Transfer Agreement and Service Agreement between Registrant and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 37 to the Registrant’s Registration Statement (No. 33-20827) filed on July 30, 1996.

(11)

Transfer Agency Agreement Supplement (Boston Partners Mid Cap Value Fund - Institutional Class) between Registrant and BNY Mellon Asset Servicing (US) Inc. (f/k/a PFPC Inc.) is incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement (No. 33-20827) filed on September 25, 1997.

(12)

Transfer Agency Agreement Supplement (Boston Partners Mid Cap Value Fund - Investor Class) between Registrant and BNY Mellon Asset Servicing (US) Inc. (f/k/a PFPC Inc.) is incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement (No. 33-20827) filed on September 25, 1997.

(13)

Administration and Accounting Services Agreement (Boston Partners Mid Cap Value Fund) between Registrant and BNY Mellon Asset Servicing (US) Inc. (f/k/a PFPC Inc.) dated, May 30, 1997 is incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement (No. 33-20827) filed on September 25, 1997.

(14)

Administration and Accounting Services Agreement (Schneider Small Cap Value Fund) between Registrant and BNY Mellon Asset Servicing (US) Inc. (f/k/a PFPC Inc.) is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 1998.

(15)

Transfer Agency Agreement Supplement (Schneider Small Cap Value Fund) between Registrant and BNY Mellon Asset Servicing (US) Inc. (f/k/a PFPC Inc.) is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 1998.

(16)

Transfer Agency Agreement Supplement (Boston Partners Small Cap Value Fund II (formerly Micro Cap Value) - Institutional Class) between Registrant and BNY Mellon Asset Servicing (US) Inc. (f/k/a PFPC Inc.) is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 1998.

(17)

Transfer Agency Agreement Supplement (Boston Partners Small Cap Value Fund II (formerly Micro Cap Value) - Investor Class) between Registrant and BNY Mellon Asset Servicing (US) Inc. (f/k/a PFPC Inc.) is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 1998.

(18)

Administration and Accounting Services Agreement (Boston Partners Small Cap Value Fund II (formerly Boston Partners Micro Cap Value Fund)) between Registrant and BNY Mellon Asset Servicing (US) Inc. (f/k/a PFPC Inc.) is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 1998.

(19)

Administrative and Accounting Services Agreement (Boston Partners Long/Short Equity Fund (formerly Market Neutral) - Institutional and Investor Classes) between Registrant and BNY Mellon Asset Servicing (US) Inc. (f/k/a PFPC Inc.) is incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant’s Registration Statement (No. 33-20827) filed on December 14, 1998.

(20)

Transfer Agency Agreement Supplement (Boston Partners Long/Short Equity Fund (formerly Market Neutral) - Institutional and Investor Classes) between Registrant and BNY Mellon Asset Servicing (US) Inc. (f/k/a PFPC Inc.) is incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant’s Registration Statement (No. 33-20827) filed on December 14, 1998.

(21)

Form of Transfer Agency Agreement Supplement (Boston Partners Fund (formerly Long-Short Equity)) between Registrant and BNY Mellon Asset Servicing (US) Inc. (f/k/a PFPC Inc.) is incorporated herein by reference to Post-Effective Amendment No. 65 to the Registrant’s Registration Statement (No. 33-20827) filed on May 19, 1999.

(22)

Form of Administration and Accounting Services Agreement (Boston Partners Fund (formerly Long-Short Equity)) between Registrant and BNY Mellon Asset Servicing (US) Inc. (f/k/a PFPC Inc.) is incorporated herein by reference to Post-Effective Amendment No. 65 to the Registrant’s Registration Statement (No. 33-20827) filed on May 19, 1999.

(23)

Transfer Agency Agreement Supplement (Bogle Investment Management Small Cap Growth Fund) between Registrant and BNY Mellon Asset Servicing (US) Inc. (f/k/a PFPC Inc.) is incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant’s Registration Statement (No. 33-20827) filed on September 30, 1999.

(24)

Non 12b-1 Shareholder Services Plan and Agreement (Bogle Investment Management Small Cap Growth - Investor Shares) is incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant’s Registration Statement (No. 33-20827) filed on September 30, 1999.

(25)

Agreement between E*TRADE Group, Inc., Registrant and Registrant’s principal underwriter is incorporated herein by reference to Post-Effective Amendment No. 69 to the Registrant’s Registration Statement (No. 33-20827) filed on December 1, 1999.

(26)

Administration and Accounting Services Agreement (Bogle Investment Management Small Cap Growth Fund) between Registrant and BNY Mellon Asset Servicing (US) Inc. (f/k/a PFPC Inc.) is incorporated herein by reference to Post-Effective Amendment No. 69 to the Registrant’s Registration Statement (No. 33-20827) filed on December 1, 1999.

(27)

Form of Transfer Agency Supplement (Boston Partners All-Cap Value Fund) between Registrant and BNY Mellon Asset Servicing (US) Inc. (f/k/a PFPC Inc.) is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement (No. 33-20827) filed on November 1, 2002.

(28)

Form of Administration and Accounting Services Agreement (Boston Partners All-Cap Value Fund) between Registrant and BNY Mellon Asset Servicing (US) Inc. (f/k/a PFPC Inc.) is incorporated herein by reference to Post-Effective Amendment No. 77 to the Registrant’s Registration Statement (No. 33-20827) filed on May 15, 2002.

(29)

Transfer Agency Supplement (Schneider Value Fund) between Registrant and BNY Mellon Asset Servicing (US) Inc. (f/k/a PFPC Inc.) is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement (No. 33-20827) filed on November 1, 2002.

(30)

Form of Administration and Accounting Services Agreement (Schneider Value Fund) between Registrant and BNY Mellon Asset Servicing (US) Inc. (f/k/a PFPC Inc.) is incorporated herein by reference to Post-Effective Amendment No. 78 to the Registrant’s Registration Statement (No. 33-20827) filed on May 16, 2002.

(31)

Shareholder Servicing Agreement (Bogle Investment Management Small Cap Growth Fund) is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement (No. 33-20827) filed on November 1, 2002.

(32)

Form of Transfer Agency Agreement Supplement (Customer Identification Program) between Registrant and BNY Mellon Asset Servicing (US) Inc. (f/k/a PFPC Inc.) is incorporated herein by reference to Post-Effective Amendment No. 84 to the Registrant’s Registration Statement (No. 33-20827) filed on December 29, 2003.

(33)

Regulatory Administration Services Agreement between Registrant and BNY Mellon Asset Servicing (US) Inc. (f/k/a PFPC Inc.) is incorporated herein by reference to Post-Effective Amendment No. 84 to the Registrant’s Registration Statement (No. 33-20827) filed on December 29, 2003.

(34)

Administration and Accounting Services Agreement (Robeco WPG Core Bond Fund, Robeco WPG Large Cap Growth Fund, and Robeco WPG Tudor Fund) between Registrant and BNY Mellon Asset Servicing (US) Inc. (f/k/a PFPC Inc.) is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant’s Registration Statement (No. 33-20827) filed on November 25, 2005.

(35)

Transfer Agency Agreement Supplement (Robeco WPG Small/Micro Cap Value Fund f/k/a Robeco WPG Tudor Fund) between Registrant and BNY Mellon Asset Servicing (US) Inc. (f/k/a PFPC Inc.) is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant’s Registration Statement (No. 33-20827) filed on November 25, 2005.

(36)

Non-12b-1 Shareholder Services Plan and Related Form of Shareholder Servicing Agreement (Robeco WPG Small/Micro Cap Value Fund f/k/a Robeco WPG Tudor Fund — Institutional Class) is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant’s Registration Statement (No. 33-20827) filed on November 25, 2005.

(37)

Delegation Agreement (Money Market Portfolio) among Registrant, BNY Mellon Investment Servicing (US) Inc. (f/k/a PFPC Inc.), BlackRock Institutional Management Corp. is incorporated herein by reference to Post-Effective Amendment No. 149 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 2012.

(38)

Transfer Agency Agreement Supplement (Free Market U.S. Equity Fund) is incorporated herein by reference to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement (No. 33-20827) filed on October 24, 2008.

(39)

Transfer Agency Agreement Supplement (Free Market International Equity Fund) is incorporated herein by reference to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement (No. 33-20827) filed on October 24, 2008.

(40)

Transfer Agency Agreement Supplement (Free Market Fixed Income Fund) is incorporated herein by reference to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement (No. 33-20827) filed on October 24, 2008.

(41)

Amended Schedule A to Regulatory Administration Services Agreement (Free Market U.S. Equity Fund, Free Market International Equity Fund, Free Market Fixed-Income Fund) between Registrant and BNY Mellon Asset Servicing (US) Inc. (f/k/a PFPC Inc.) is incorporated herein by reference to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement (No. 33-20827) filed on October 24, 2008.

(42)

Form of Transfer Agency Agreement Supplement (Red Flags Amendment) between Registrant and BNY Mellon Asset Servicing (US) Inc. (f/k/a PNC Global Investment Servicing (U.S.) Inc.) is incorporated herein by reference to Post-Effective Amendment No. 127 to the Registrant’s Registration Statement (No. 33-20827) filed on December 29, 2008.

(43)

Transfer Agency Agreement Supplement (Perimeter Small Cap Growth Fund) between Registrant and BNY Mellon Asset Servicing (US) Inc. (f/k/a PNC Global Investment Servicing (U.S.) Inc.) is incorporated herein by reference to Post-Effective Amendment No. 145 to the Registrant’s Registration Statement (No. 33-20827) filed on December 30, 2011.

(44)

Administration and Accounting Services Agreement (Perimeter Small Cap Growth Fund) is incorporated herein by reference to Post-Effective Amendment No. 141 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2010.

(45)

Amended Schedule A to the Regulatory Administration Services Agreement (Perimeter Small Cap Growth Fund) between Registrant and BNY Mellon Asset Servicing (US) Inc. (f/k/a PNC Global Investment Servicing (U.S.) Inc.) is incorporated herein by reference to Post-Effective Amendment No. 141 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2010.

(46)

Administrative and Accounting Services Agreement (S1 Fund) between Registrant and BNY Mellon Investment Servicing (U.S.) Inc. (f/k/a PNC Global Investment Servicing (U.S.) Inc.) is incorporated herein by reference to Post-Effective Amendment No. 145 to the Registrant’s Registration Statement (No. 33-20827) filed on December 30, 2011.

(47)

Transfer Agency Agreement Supplement (S1 Fund) between Registrant and BNY Mellon Investment Servicing (U.S.) Inc. (f/k/a PNC Global Investment Servicing (U.S.) Inc.) is incorporated herein by reference to Post-Effective Amendment No. 145 to the Registrant’s Registration Statement (No. 33-20827) filed on December 30, 2011.

(48)

Amended Schedule A to Regulatory Administration Services Agreement (S1 Fund) between Registrant and BNY Mellon Investment Servicing (U.S.) Inc. (f/k/a PNC Global Investment Servicing (U.S.) Inc.) is incorporated herein by reference to Post-Effective Amendment No. 145 to the Registrant’s Registration Statement (No. 33-20827) filed on December 30, 2011.

(49)

Administration and Accounting Services Agreement (Robeco Boston Partners Long/Short Research Fund) between Registrant and BNY Mellon Investment Servicing (U.S.) Inc. is incorporated herein by reference to Post-Effective Amendment No. 145 to the Registrant’s Registration Statement (No. 33-20827) filed on December 30, 2011.

(50)

Transfer Agency Agreement Supplement (Robeco Boston Partners Long/Short Research Fund) between Registrant and BNY Mellon Investment Servicing (U.S.) Inc. is incorporated herein by reference to Post-Effective Amendment No. 145 to the Registrant’s Registration Statement (No. 33-20827) filed on December 30, 2011.

(51)

Amended Schedule A to Regulatory Administration Services Agreement (Robeco Boston Partners Long/Short Research Fund) between Registrant and BNY Mellon Investment Servicing (U.S.) Inc. is incorporated herein by reference to Post-Effective Amendment No. 145 to the Registrant’s Registration Statement (No. 33-20827) filed on December 30, 2011.

(52)

Form of Money Market Fund Services Amendment to Delegation Agreement (Money Market Portfolio) between Registrant, BNY Mellon Investment Servicing (US) Inc., and BlackRock Advisors, LLC (f/k/a BlackRock Institutional Management Corp.) is incorporated herein by reference to Post-Effective Amendment No. 149 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 2012.

(53)

Transfer Agency Agreement Supplement (Robeco Boston Global Equity Fund and Robeco Boston Partners International Equity Fund) between Registrant and BNY Mellon Investment Servicing (U.S.) Inc. is incorporated herein by reference to Post-Effective Amendment No. 149 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 2012.

(54)

Amended Schedule A to Regulatory Administration Services Agreement (Robeco Boston Global Equity Fund and Robeco Boston Partners International Equity Fund) between Registrant and BNY Mellon Investment Servicing (U.S.) Inc. is incorporated herein by reference to Post-Effective Amendment No. 149 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 2012.

(55)

Administration and Accounting Services Agreement (Robeco Boston Global Equity Fund and Robeco Boston Partners International Equity Fund) between Registrant and BNY Mellon Investment Servicing (U.S.) Inc. is incorporated herein by reference to Post-Effective Amendment No. 149 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 2012.

(56)

Administration and Accounting Services Agreement (Robeco Boston Partners International Equity Fund) between Registrant and BNY Mellon Investment Servicing (U.S.) Inc. is incorporated herein by reference to Post-Effective Amendment No. 149 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 2012.

(57)

Transfer Agency Agreement Supplement (Summit Global Investments U.S. Low Volatility Equity Fund) between Registrant and BNY Mellon Investment Servicing (U.S.) Inc. is incorporated herein by reference to Post-Effective Amendment No. 149 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 2012.

(58)

Amended Schedule A to Regulatory Administration Services Agreement (Summit Global Investments U.S. Low Volatility Equity Fund) between Registrant and BNY Mellon Investment Servicing (U.S.) Inc. is incorporated herein by reference to Post-Effective Amendment No. 149 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 2012.

(59)

Administration and Accounting Services Agreement (Summit Global Investments U.S. Low Volatility Equity Fund) between Registrant and BNY Mellon Investment Servicing (U.S.) Inc. is incorporated herein by reference to Post-Effective Amendment No. 149 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 2012.

(60)

Form of Transfer Agency Agreement Supplement (Robeco Boston Partners Global Equity Fund, Robeco Boston Partners International Equity Fund, Robeco WPG Small/Micro Cap Value Fund, Robeco Boston Partners Long/Short Research Fund, Robeco Boston Partners Long/Short Equity Fund, Robeco Boston Partners All-Cap Value Fund and Robeco Boston Partners Small Cap Value Fund II) between Registrant and BNY Mellon Investment Servicing (US) Inc. is incorporated herein by reference to Post-Effective Amendment No. 149 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 2012.

(61)

Form of Money Market Fund Services Amendment to Delegation Agreement (Money Market Portfolio) between Registrant, BNY Mellon Investment Servicing (US) Inc., and BlackRock Advisors, LLC (f/k/a BlackRock Institutional Management Corp.) is incorporated herein by reference to Post-Effective Amendment No. 141 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2010.

(62)	Transfer Agency Agreement Supplement (Robeco Boston Partners Global Long/Short Fund) between Registrant and BNY Mellon Investment Servicing (U.S.) Inc. to be filed by amendment.

(63)	Amended Schedule A to Regulatory Administration Services Agreement (Robeco Boston Global Long/Short Fund) between Registrant and BNY Mellon Investment Servicing (U.S.) Inc. to be filed by amendment.

(64)	Administration and Accounting Services Agreement (Robeco Boston Global Long/Short Fund) between Registrant and BNY Mellon Investment Servicing (U.S.) Inc. to be filed by amendment.

(i)	(1)	Opinion and Consent of Counsel is incorporated herein by reference to Post-Effective Amendment No. 152 to the Registrant’s Registration Statement (No. 33-20827) filed on March 29, 2013.

(2)	Consent of Counsel is filed herewith.

(j)	None.

(k)		None.

(l)		Initial Capital Agreements.

(1)

Subscription Agreement, relating to Classes A through N, is incorporated herein by reference to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement (No. 33-20827) filed on July 12, 1988, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(2)

Subscription Agreement between Registrant and Planco Financial Services, Inc., relating to Classes O and P is incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant’s Registration Statement (No. 33-20827) filed on December 14, 1990.

(3)

Subscription Agreement between Registrant and Planco Financial Services, Inc., relating to Class Q is incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant’s Registration Statement (No. 33-20827) filed on December 14, 1990.

(4)

Subscription Agreement between Registrant and Counsellors Securities Inc. relating to Classes R, S, and Alpha 1 through Theta 4 is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement (No. 33-20827) filed on July 15, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(5)

Purchase Agreement between Registrant and Boston Partners Asset Management, L.P. relating to Classes TT and UU (Boston Partners Mid Cap Value Fund) is incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement (No. 33-20827) filed on September 25, 1997.

(6)

Purchase Agreement between Registrant and Schneider Capital Management Company relating to Class YY (Schneider Small Cap Value Fund) is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 1998.

(7)

Purchase Agreement between Registrant and Boston Partners Asset Management, L.P. relating to Classes DDD and EEE (Boston Partners Small Cap Value Fund II (formerly Micro Cap Value)) is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 1998.

(8)

Purchase Agreement between Registrant and Boston Partners Asset Management relating to Classes III and JJJ (Boston Partners Long/Short Equity Fund (formerly Market Neutral)) is incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant’s Registration Statement (No. 33-20827) filed on December 14, 1998.

(9)

Form of Purchase Agreement between Registrant and Boston Partners Asset Management, L. P. relating to Classes KKK and LLL (Boston Partners Fund (formerly Long-Short Equity)) is incorporated herein by reference to Post-Effective Amendment No. 65 to the Registrant’s Registration Statement (No. 33-20827) filed on May 19, 1999.

(10)

Purchase Agreement (Bogle Investment Management Small Cap Growth Fund) between Registrant and Bogle Investment Management, L.P. is incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant’s Registration Statement (No. 33-20827) filed on September 30, 1999.

(11)

Purchase Agreement (Boston Partners All-Cap Value Fund) between Registrant and Boston Partners Asset Management, L.P. is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement (No. 33-20827) filed on November 1, 2002.

(12)

Purchase Agreement (Schneider Value Fund) between Registrant and Schneider Capital Management Company is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement (No. 33-20827) filed on November 1, 2002.

(13)

Purchase Agreement (Robeco WPG Small/Micro Cap Value Fund f/k/a Robeco WPG Tudor Fund) between Registrant and Weiss, Peck & Greer Investments is incorporated herein by reference to Post-Effective Amendment No. 96 to the Registrant’s Registration Statement (No. 33-20827) filed on June 6, 2005.

(14)

Form of Purchase Agreement (Free Market U.S. Equity Fund) between Registrant and Matson Money, Inc. (f/k/a Abundance Technologies, Inc.), is incorporated herein by reference to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement (No. 33-20827) filed on June 1, 2007.

(15)

Form of Purchase Agreement (Free Market International Equity Fund) between Registrant and Matson Money, Inc. (f/k/a Abundance Technologies, Inc.), is incorporated herein by reference to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement (No. 33-20827) filed on June 1, 2007.

(16)

Form of Purchase Agreement (Free Market Fixed Income Fund) between Registrant and Matson Money, Inc. (f/k/a Abundance Technologies, Inc.), is incorporated herein by reference to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement (No. 33-20827) filed on June 1, 2007.

(17)

Form of Purchase Agreement (Perimeter Small Cap Growth Fund) between Registrant and Perimeter Capital Management, LLC is incorporated herein by reference to Post-Effective Amendment No. 134 to the Registrant’s Registration Statement (No. 33-20827) filed on December 30, 2009.

(18)

Purchase Agreement (S1 Fund) between Registrant and Simple Alternatives, LLC is incorporated herein by reference to Post-Effective Amendment No. 138 to the Registration Statement (No. 33-20827) filed on October 29, 2010.

(19)

Purchase Agreement (Robeco Boston Partners Long/Short Research Fund) between Registrant and Robeco Investment Management Inc. is incorporated herein by reference to Post-Effective Amendment No. 136 to the Registrant’s Registration Statement (No. 33-20827) filed on August 4, 2010.

(20)

Form of Purchase Agreement (Robeco Boston Partners Global Equity Fund) between Registrant and Robeco Investment Management Inc. is incorporated herein by reference to Post-Effective Amendment No. 142 t the Registrant’s Registration Statement (No. 33-20827) filed on October 14, 2011.

(21)

Form of Purchase Agreement (Robeco Boston Partners International Equity Fund) between Registrant and Robeco Investment Management Inc. is incorporated herein by reference to Post-Effective Amendment No. 142 t the Registrant’s Registration Statement (No. 33-20827) filed on October 14, 2011.

(22)

Form of Purchase Agreement (Summit Global Investments U.S. Low Volatility Equity Fund) between Registrant and Summit Global Investments, LLC is incorporated by reference to Post-Effective Amendment No. 144 to Registrant’s Registration Statement (No. 33-20827) filed on December 15, 2011.

(23)	Purchase Agreement (Robeco Boston Partners Global Long/Short Fund) between Registrant and Robeco Investment Management Inc. to be filed by amendment.

(m)		Rule 12b-1 Plan.

(1)

Plan of Distribution (Bedford Money Market) is incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant’s Registration Statement (No. 33-20827) filed on March 23, 1989, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(2)

Plan of Distribution (Boston Partners Mid Cap Value Fund - Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement (No. 33-20827) filed on May 9, 1997.

(3)

Plan of Distribution (Boston Partners Small Cap Value Fund II (formerly Micro Cap Value) - Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 53 to the Registrant’s Registration Statement (No. 33-20827) filed on April 10, 1998.

(4)

Amendment to Plans of Distribution pursuant to Rule 12b-1 is incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant’s Registration Statement (No. 33-20827) filed on December 14, 1998.

(5)

Plan of Distribution (Boston Partners Long/Short Equity Fund (formerly Market Neutral) - Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 62 to the Registrant’s Registration Statement (No. 33-20827) filed on November 12, 1998.

(6)

Plan of Distribution (Boston Partners Fund (formerly Long Short Equity) - Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 65 to the Registrant’s Registration Statement (No. 33-20827) filed on May 19, 1999.

(7)

Plan of Distribution pursuant to Rule 12b-1 (Boston Partners All-Cap Value Fund) is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement (No. 33-20827) filed on November 1, 2002.

(8)

Agreement between Registrant, Bear Stearns Securities Corp. and Foreside Funds Distributors LLC (f/k/a PFPC Distributors, Inc.) dated as of November 17, 2005 is incorporated herein by reference to Post-Effective Amendment No. 101 to the Registrant’s Registration Statement filed on December 29, 2005.

(9)

Plan of Distribution pursuant to Rule 12b-1(Perimeter Small Cap Growth Fund — Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 132 to the Registration Statement (No. 33-20827) filed on October 22, 2009.

(10)

Plan of Distribution pursuant to Rule 12b-1(Robeco Boston Partners Long/Short Research Fund — Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 141 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2010.

(11)

Plan of Distribution pursuant to Rule 12b-1 (S1 Fund — R Shares) is incorporated herein by reference to Post-Effective Amendment No. 137 to the Registrant’s Registration Statement (No. 33-20827) filed on October 1, 2010.

(12)

Plan of Distribution pursuant to Rule 12b-1(Robeco Boston Partners Global Equity Fund — Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 142 to the Registrant’s Registration Statement (No. 33-20827) filed on October 14, 2011.

(13)

Plan of Distribution pursuant to Rule 12b-1 (Robeco Boston Partners International Equity Fund — Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 142 to the Registrant’s Registration Statement (No. 33-20827) filed on October 14, 2011.

(14)

Plan of Distribution pursuant to Rule 12b-1 (Summit Global Investments U.S. Low Volatility Equity Fund — Retail Class) is incorporated by reference to Post-Effective Amendment No. 144 to Registrant’s Registration Statement (No. 33-20827) filed on December 15, 2011.

(15)

Plan of Distribution pursuant to Rule 12b-1 (Summit Global Investments U.S. Low Volatility Equity Fund —Class A) is incorporated by reference to Post-Effective Amendment No. 144 to Registrant’s Registration Statement (No. 33-20827) filed on December 15, 2011.

(16)	Plan of Distribution pursuant to Rule 12b-1 (Robeco Boston Partners Global Long/Short Fund — Investor Class) is filed herewith.

(n)		Rule 18f-3 Plan.

	(1)	Amended Rule 18f-3 Plan is incorporated herein by reference to Post-Effective Amendment No. 145 to the Registrant’s Registration Statement (No. 33-20827) filed on December 30, 2011.

(p)		Code of Ethics.

	(1)	Code of Ethics of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 110 to Registrant’s Registration Statement (No. 33-20827) filed on December 29, 2006.

(2)

Code of Ethics of Robeco Investment Management is incorporated herein by reference to Post-Effective Amendment No. 145 to the Registrant’s Registration Statement (No. 33-20827) filed on December 30, 2011.

(3)

Code of Ethics of Schneider Capital Management Company is incorporated herein by reference to Post-Effective Amendment No. 129 to the Registrant’s Registration Statement (No. 33-20827) filed on July 2, 2009.

(4)

Code of Ethics of Bogle Investment Management, L.P. is incorporated herein by reference to Post-Effective Amendment No. 129 to the Registrant’s Registration Statement (No. 33-20827) filed on July 2, 2009.

(5)

Code of Ethics of Marvin & Palmer Associates, Inc., is incorporated herein by reference to Post-Effective Amendment No. 129 to the Registrant’s Registration Statement (No. 33-20827) filed on July 2, 2009.

	(6)	Code of Ethics of Matson Money, Inc. is incorporated herein by reference to Post-Effective Amendment No. 145 to the Registrant’s Registration Statement (No. 33-20827) filed on December 30, 2011.

(7)

Code of Ethics of Perimeter Capital Management LLC is incorporated herein by reference to Post-Effective Amendment No. 149 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 2012.

(8)	Code of Ethics of Simple Alternatives, LLC is incorporated herein by reference to Post-Effective Amendment No. 149 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 2012.

(9)

Code of Ethics of Blue Lion Capital Management, LLC is incorporated herein by reference to Post-Effective Amendment No. 145 to the Registrant’s Registration Statement (No. 33-20827) filed on December 30, 2011.

(10)

Code of Ethics of Courage Capital Management, LLC is incorporated herein by reference to Post-Effective Amendment No. 145 to the Registrant’s Registration Statement (No. 33-20827) filed on December 30, 2011.

(11)

Code of Ethics of Cramer Rosenthal McGlynn LLC is incorporated herein by reference to Post-Effective Amendment No. 145 to the Registrant’s Registration Statement (No. 33-20827) filed on December 30, 2011.

(12)

Code of Ethics of Lauren Templeton Capital Management, LLC is incorporated herein by reference to Post-Effective Amendment No. 145 to the Registrant’s Registration Statement (No. 33-20827) filed on December 30, 2011.

(13)

Code of Ethics of Starwood Real Estate Securities, LLC is incorporated herein by reference to Post-Effective Amendment No. 137 to the Registrant’s Registration Statement (No. 33-20827) filed on October 1, 2010.

(14)

Code of Ethics of Trellus Management Co., LLC is incorporated herein by reference to Post-Effective Amendment No. 137 to the Registrant’s Registration Statement (No. 33-20827) filed on October 1, 2010.

(15)

Code of Ethics of Foreside Funds Distributors LLC (f/k/a BNY Mellon Distributors, Inc.) is incorporated herein by reference to Post-Effective Amendment No. 143 to the Registrant’s Registration Statement (No. 33-20827) filed on October 28, 2011.

(16)

Code of Ethics of Summit Global Investments, LLC is incorporated herein by reference to Post-Effective Amendment No. 145 to the Registrant’s Registration Statement (No. 33-20827) filed on December 30, 2011.

(17)	Code of Ethics of Maerisland Capital, LLC is incorporated herein by reference to Post-Effective Amendment No. 149 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 2012.

Item 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

None.

Item 30. INDEMNIFICATION

Sections 1, 2, 3 and 4 of Article VIII of Registrant’s Articles of Incorporation, as amended, incorporated herein by reference as Exhibits (a)(1) and (a)(3), provide as follows:

Section 1. To the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its shareholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

Section 2. The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law. The Board of Directors may by law, resolution or agreement make further provision for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland General Corporation law.

Section 3. No provision of this Article shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Section 4. References to the Maryland General Corporation Law in this Article are to the law as from time to time amended. No further amendment to the Articles of Incorporation of the Corporation shall decrease, but may expand, any right of any person under this Article based on any event, omission or proceeding prior to such amendment. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Section 12 of the Investment Advisory and Administration Agreement Registrant and BlackRock Advisors, LLC (“BALLC”), dated June 30, 2011 and incorporated herein by reference to exhibit (d)(10), provides for the indemnification of BALLC against certain losses.

Section 12 of each of the Investment Advisory Agreements between Registrant and Robeco Investment Management, Inc. (“Robeco”) (f/k/a Boston Partners Asset Management, LLC and Weiss, Peck & Greer Investments), incorporated herein by reference to exhibits (d)(2), (d)(3), (d)(4), (d)(6), (d)(8), (d)(30), (d)(31) and (d)(32), provides for the indemnification of Robeco against certain losses.

Section 12 of the Investment Advisory Agreement between Registrant and Bogle Investment Management, L.P. (“Bogle”), dated September 15, 1999 and incorporated herein by reference to exhibit (d)(5) provides for the indemnification of Bogle against certain losses.

Section 9 of the Distribution Agreement between Registrant and BNY Mellon Distributors Inc. (f/k/a PFPC Distributors, Inc.), dated January 2, 2001 and incorporated herein by reference to exhibit (e)(1) provides for the indemnification of BNY Mellon Distributors Inc. against certain losses.

Section 12 of each of the Investment Advisory Agreements between the Registrant and Schneider Capital Management (“Schneider”) incorporated herein by reference as exhibits (d)(1) and (d)(7) provides for the indemnification of Schneider against certain losses.

Section 12 of the Investment Advisory Agreement between the Registrant and Marvin & Palmer Associates, Inc., (“Marvin & Palmer Associates”) dated March 5, 2007 and incorporated herein by reference as exhibit (d)(11) provides for the indemnification of Marvin & Palmer Associates against certain losses.

Section 12 of the Investment Advisory Agreement between the Registrant and Matson Money, Inc. (f/k/a Abundance Technologies, Inc.), (“Matson Money”) dated December 31, 2007 and incorporated herein by reference as exhibit (d)(12) provides for the indemnification of Matson Money against certain losses.

Section 12 of each of the Investment Advisory Agreements between the Registrant and Perimeter Capital Management (“Perimeter”) incorporated herein by reference as exhibits (d)(20) and (d)(37) provide for the indemnification of Perimeter against certain losses.

Section 12 of the Investment Advisory Agreement between the Registrant and Simple Alternatives, LLC (“SA”) dated September 30, 2010 and incorporated herein by reference as exhibit (d)(22) provides for the indemnification of SA against certain losses.

Section 12 of the Investment Advisory Agreement between the Registrant and Summit Global Investments, LLC (“SGI”) incorporated herein by reference as exhibit (d)(34) provides for the indemnification of SGI against certain losses.

Item 31.                                                  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISERS.

1.              BlackRock Advisors, LLC:

BlackRock Advisors, LLC (“BA”) principal business address is 100 Bellevue Parkway, Wilmington, Delaware 19809. BA is registered under the Investment Advisers Act of 1940, as amended, and serves as an investment adviser for registered investment companies. BlackRock Advisors, LLC (previously defined as the “Manager”) is an indirect wholly-owned subsidiary of BlackRock, Inc. The Manager was organized in 1994 for the purpose of providing advisory services to investment companies. The information required by this Item 31 about officers and directors of the Manager, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by the Manager pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-47710).

2.              Bogle Investment Management, LP:

The sole business activity of Bogle Investment Management, LP (“Bogle”), 2310 Washington Street, Suite 310, Newton Lower Falls, MA 02462, is to serve as an investment adviser.  Bogle is registered under the Investment Advisers Act of 1940.

The directors and officers have not held any positions with other companies during the last two fiscal years.

3.              Schneider Capital Management Company:

The sole business activity of Schneider Capital Management Company (“Schneider”), 460 E. Swedesford Road, Suite 2000, Wayne, PA 19087, is to serve as an investment adviser.  Schneider is registered under the Investment Advisers Act of 1940.

Information as to the directors and officers of Schneider is as follows:

Name and Position with Schneider	Other Company	Position With Other Company

Arnold C. Schneider, III President and Chief Investment Officer	Turnbridge Management Partners Corp.	President

Steven J. Fellin Sr. Vice President, Chief Operating & Financial Officer Chief Compliance Officer	Turnbridge Management Partners Corp.	Vice President

4.              Robeco Investment Management , Inc.

The sole business activity of Robeco Investment Management, Inc.  (“RIM”), 909 Third Avenue, New York 10022, is to serve as an investment adviser.  RIM provides investment advisory services to the Robeco Boston Partners Funds and the Robeco Weiss, Peck, & Greer Funds.

RIM is registered under the Investment Advisers Act of 1940 and serves as an investment adviser to domestic and foreign institutional investors, investment companies, commingled trust funds, private investment partnerships and collective investment vehicles.  Information as to the directors and officers of Robeco Investment Management, Inc.  is as follows:

Name and Position with RIM	Other Company	Position With Other Company

Mark E. Donovan Senior Managing Director, Co-Chief Executive Officer	Robeco Institutional Asset Management US Inc.	Director

	Robeco Trust Company	Co-CEO, Director & Chairman of the Board

	Saint Sebastian High School	Trustee

Joseph F. Feeney, Jr. Senior Managing Director, Co-Chief Executive Officer	Robeco US Holding, Inc.	Director

	Robeco Trust Company	President, Co-CEO, Chief Investment Officer, Director & Vice Chairman of the Board

William George Butterly, III Senior Managing Director, Chief Operating Officer, General Counsel, Chief Compliance Officer & Secretary	Robeco Institutional Asset Management US Inc.	Chief Legal Officer, Chief Compliance Officer & Secretary

	Robeco Securities, L.L.C.	Chief Legal Officer

	Robeco Trust Company	Chief Operating Officer, Secretary & Director

	Sustainable Asset Management USA, Inc.	Chief Legal Officer, Chief Compliance Officer & Secretary

Matthew J. Davis Senior Managing Director, Treasurer & Chief Financial Officer	Robeco Institutional Asset Management US Inc.	President, Treasurer & Director

	Robeco Securities, L.L.C.	Chief Financial Officer

	Robeco Trust Company	Chief Financial Officer, Treasurer & Director

Paul F. Healey Senior Managing Director & Director of Sales, Marketing & Client Service	Robeco Securities, L.L.C.	Chief Executive Officer

	Robeco Trust Company	Director of Sales & Relationship Management, & Director

	Investment Committee of the New England Province of Jesuits	Member, Former Chairman

Roderick Munsters Director	Robeco Groep N.V.	Chief Executive Officer

Leni M. Boeren Director	Robeco Groep N.V.	Chief Operating Officer

Martin Mlynár	Corestone Investment Managers AG	Chief Executive Officer
Director	Source Capital AG	Board Member
	Source Capital Holding AG	Board Member

Michiel Prinsze Director	Robeco Groep N.V.	General Counsel

5.              Matson Money, Inc.:

The sole business activity of Matson Money, Inc. (“Matson Money”), 5955 Deerfield Blvd., Mason, OH 45040, is to serve as an investment adviser.  Matson Money is registered under the Investment Advisers Act of 1940.

Below is a list of each executive officer and director of Matson Money indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged within the last two years, for his or her own account or in the capacity of director, officer, partner or trustee.

Name and Position with Matson Money, Inc.	Name of Other Company	Position With Other Company

Mark E Matson President/CEO	Keep It Tight Fitness, LLC	50% owner

Mark E Matson President/CEO	The Wolfpack Foundation	100% owner

Michelle Matson Vice President/ Secretary	None	None

Dan List Chief Compliance Officer	None	None

Craig M. Sullivan Chief Financial Officer	None	None

6.              Perimeter Capital Management, LLC (“Perimeter”)

The principal business address of Perimeter is Six Concourse Parkway, Suite 3300, Atlanta, Georgia 30328.

Perimeter serves as the investment adviser for the Perimeter Small Cap Growth Fund. Perimeter is an investment adviser registered under the Investment Advisers Act of 1940. The information as to the directors and officers of Perimeter is as follows:

Name and Position with Perimeter	Name of Other Company	Position With Other Company
G. Bradley Ball Managing Partner and CEO Perimeter Capital Management	Perimeter Concourse Capital LLC	Member, Board of Directors

Mark D. Garfinkel, CFA Managing Partner and CIO Perimeter Capital Management	Perimeter Concourse Capital LLC	Member, Board of Directors

Christopher J. Paolella Managing Partner, Director of Marketing & Consultant Relations Perimeter Capital Management	Perimeter Concourse Capital LLC	Director of Marketing & Consultant Relations

Adam C. Stewart, CFA Partner, Director of Trading Perimeter Capital Management	Perimeter Concourse Capital LLC	Director of Trading

Theresa N. Benson Partner, Director of Third-Party Distribution & Consultant Relations Perimeter Capital Management	Perimeter Concourse Capital LLC	Director of Third-Party Distribution & Client Relations

Laura B. Newberg Chief Compliance Officer	Perimeter Concourse Capital LLC & Perimeter Capital Management LLC	Chief Compliance Officer

8.              Simple Alternatives, LLC (“SA”)

The principal business address of SA is 90 Grove Street, Suite 205, Ridgefield, CT 06877.

SA serves as the investment adviser for the S1 Fund. SA is an investment adviser registered under the Investment Advisers Act of 1940. The information as to the directors and officers of SA is as follows:

Name and Position with SA	Name of Other Company	Position With Other Company
James K. Dilworth Managing Partner	Dilworth Capital Management, LLC Dilworth Securities, Inc.	President, Chief Compliance Officer

Bruce MacDonald Partner	University of Virginia Investment Management Company (UVIMCO)	Chairman of the Investment Committee and Director of Asset Allocation & Risk

Josh Kernan Partner	Charles Schwab & Co., Inc	Director of Alternative Investments & Managed Accounts

PJ Rossi Partner	TH Lee Putnum Ventures, LP	Director of Finance & Business Operations

Lelia Long Chief Compliance Officer	Pemberwick Investment Advisors, LLC	Chief Compliance Officer

	Vigilant Compliance Services	Director

	The New Ireland Fund, Inc.	Treasurer

9.              Summit Global Investments, LLC:

The sole business activity of Summit Global Investments, LLC (“SGI”), 620 South Main Street, Bountiful, Utah 84010, is to serve as an investment adviser.  SGI is registered under the Investment Advisers Act of 1940.

Below is a list of each executive officer and director of SGI indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged within the last two years, for his or her own account or in the capacity of director, officer, partner or trustee.

Name and Position with SGI	Name of Other Company	Position With Other Company
David Harden President, Chief Investment Officer	Ensign Peak Advisors, Inc.	Vice President

Mark Kenison Chief Operating Officer, Chief Compliance Officer	Turning Point Financial, Inc. Turning Point Benefits Group	President, Chief Compliance Officer

Bryce Sutton Partner, Managing Director	LC Advisors Kotak Mahindra, Inc.	Vice President Vice President, Institutional Sales & Marketing

Item 32.  Principal Underwriter

(a)              Foreside Funds Distributors LLC (f/k/a BNY Mellon Distributors LLC) (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.              Aston Funds

2.              E.I.I. Realty Securities Trust

3.              FundVantage Trust

4.              GuideStone Funds

5.              Highland Funds I (f/k/a Pyxis Funds I)

6.              Highland Funds II (f/k/a Pyxis Funds II)

7.              Kalmar Pooled Investment Trust

8.              Matthews International Funds (d/b/a Matthews Asia Funds)

9.              Metropolitan West Funds

10.       The Motley Fool Funds Trust

11.       New Alternatives Fund, Inc.

12.       Old Westbury Funds, Inc.

13.       The RBB Fund, Inc.

14.       Stratton Multi-Cap Fund, Inc.

15.       Stratton Real Estate Fund, Inc.

16.       The Stratton Funds, Inc.

17.       The Torray Fund

18.       Versus Global Multi-Manager Real Estate Income Fund LLC

(b)              The following are the Officers and Managers of the Distributor.  The Distributor’s main business address is 400 Berwyn Park, Suite 110, 899 Cassatt Road, Berwyn, PA 19312.

Name	Address	Position with Underwriter	Position with Registrant
Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	President and Manager	None
Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President, Treasurer and Manager	None
Bruno S. DiStefano	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President	None
Ronald C. Berge	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President	None
Susan K. Moscaritolo	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President and Chief Compliance Officer	None
Lisa S. Clifford	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None
Nishant Bhatnagar	Three Canal Plaza, Suite 100, Portland, ME 04101	Assistant Secretary	None

(c)                                  Not Applicable

Item 33. LOCATION OF ACCOUNTS AND RECORDS

(1)         The Bank of New York Mellon, One Wall Street, New York, New York 10286 (records relating to its functions as sub-adviser and custodian).

(2)         Foreside Funds Distributors, 400 Berwyn Park, 899 Cassatt Road, Berwyn, Pennsylvania 19312. (records relating to its functions as principal underwriter).

(3)         BlackRock Advisors, LLC, Bellevue Corporate Center, 100 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as investment adviser, sub-adviser and administrator).

(4)         BNY Mellon Investment Servicing (US) Inc., Bellevue Corporate Center, 103 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as transfer agent and dividend disbursing agent).

(5)         BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its function as administrator and accounting agent and Registrant’s Articles of Incorporation, By-Laws and Minute books).

(6)         Robeco Investment Management, Inc., 909 Third Avenue, 32nd floor, New York, New York 10022 (records relating to its function as investment adviser).

(7)        Schneider Capital Management Co., 460 East Swedesford Road, Suite 1080, Wayne, Pennsylvania 19087 (records relating to its function as investment adviser).

(8)         Bogle Investment Management, L.P., 2310 Washington Street, Suite 310, Newton Lower Falls, Massachusetts 02462 (records relating to its function as investment adviser).

(9)         Matson Money, Inc. (formerly Abundance Technologies, Inc.), 5955 Deerfield Blvd., Mason, OH 45040 (records relating to its function as investment adviser).

(10)  Perimeter Capital Management, LLC, Six Concourse Parkway, Suite 3300, Atlanta, Georgia 30328 (records relating to its function as investment adviser).

(11)  Simple Alternatives, LLC, 90 Grove Street, Suite 205, Ridgefield, CT 06877 (records relating to its function as investment adviser).

(12)  Summit Global Investments, LLC, 620 South Main Street, Bountiful, Utah 84010 (records relating to its function as investment adviser).

Item 34. MANAGEMENT SERVICES

None.

Item 35. UNDERTAKINGS

(a)         Registrant hereby undertakes to hold a meeting of shareholders for the purpose of considering the removal of directors in the event the requisite number of shareholders so request.

(b)         Registrant hereby undertakes to furnish each person to whom a prospectus is delivered a copy of Registrant’s latest annual report to shareholders upon request and without charge.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the 1933 Act and that it has duly caused this Post-Effective Amendment No. 154 to its  Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Wilmington, and State of Delaware on the 11th day of July, 2013.

THE RBB FUND, INC.

By:	/s/Salvatore Faia
Salvatore Faia
President

Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment to Registrant’s Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE		TITLE	DATE

/s/Salvatore Faia		President (Principal Executive Officer) and Chief Compliance Officer	July 11, 2013
Salvatore Faia

/s/Joel L. Weiss		Treasurer (Chief Financial Officer)	July 11, 2013
Joel L. Weiss

*J. Richard Carnall		Director	July 11, 2013
J. Richard Carnall

*Julian A. Brodsky		Director	July 11, 2013
Julian A. Brodsky

*Arnold M. Reichman		Director	July 11, 2013
Arnold M. Reichman

*Robert Sablowsky		Director	July 11, 2013
Robert Sablowsky

*Robert Straniere		Director	July 11, 2013
Robert Straniere

*Nicholas A. Giordano		Director	July 11, 2013
Nicholas A. Giordano

*Gregory P. Chandler		Director	July 11, 2013
Gregory P. Chandler

*Jay F. Nusblatt		Director	July 11, 2013
Jay F. Nusblatt

*By:	/s/Salvatore Faia		July 11, 2013
Salvatore Faia
Attorney-in-Fact

THE RBB FUND, INC.

(the “Company”)

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Julian A. Brodsky, hereby constitutes and appoints Salvatore Faia, Michael P. Malloy, James G. Shaw and Joel L. Weiss, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED:	May 7, 2009

/s/ Julian A. Brodsky
Julian A. Brodsky

THE RBB FUND, INC.

(the “Company”)

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, J. Richard Carnall, hereby constitutes and appoints Salvatore Faia, Michael P. Malloy, James G. Shaw and Joel L. Weiss, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED:	May 7, 2009

/s/ J. Richard Carnall
J. Richard Carnall

THE RBB FUND, INC.

(the “Company”)

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Nicholas A. Giordano, hereby constitutes and appoints Salvatore Faia, Michael P. Malloy, James G. Shaw and Joel L. Weiss, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED:	May 7, 2009

/s/ Nicholas A. Giordano
Nicholas A. Giordano

THE RBB FUND, INC.

(the “Company”)

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Arnold M. Reichman, hereby constitutes and appoints Salvatore Faia, Michael P. Malloy, James G. Shaw and Joel L. Weiss, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED:	May 7, 2009

/s/ Arnold M. Reichman
Arnold M. Reichman

THE RBB FUND, INC.

(the “Company”)

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Robert Sablowsky, hereby constitutes and appoints Salvatore Faia, Michael P. Malloy, James G. Shaw and Joel L. Weiss, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED:	May 7, 2009

/s/ Robert Sablowsky
Robert Sablowsky

THE RBB FUND, INC.

(the “Company”)

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Robert Straniere, hereby constitutes and appoints Salvatore Faia, Michael P. Malloy, James G. Shaw and Joel L. Weiss, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED:	May 7, 2009

/s/ Robert Straniere
Robert Straniere

THE RBB FUND, INC.

(the “Company”)

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Gregory P. Chandler, hereby constitutes and appoints Salvatore Faia, Michael P. Malloy, James G. Shaw and Joel L. Weiss, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED:	October 15, 2012

/s/ Gregory P. Chandler
Gregory P. Chandler

THE RBB FUND, INC.

(the “Company”)

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Jay F. Nusblatt, hereby constitutes and appoints Salvatore Faia, Michael P. Malloy, James G. Shaw and Joel L. Weiss, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED:	October 16, 2012

/s/ Jay F. Nusblatt
Jay F. Nusblatt

PEA 154

EXHIBIT INDEX

EXHIBIT	DESCRIPTION

(d)(36)	Form of Investment Advisory Agreement (Robeco Investment Funds) between Registrant and Robeco Investment Management Inc.

(d)(37)	Form of Addendum No. 1 to Investment Advisory Agreement (Robeco Investment Funds) between Registrant and Robeco Investment Management Inc.

(d)(38)	Form of Contractual Fee Waiver Agreement (Robeco Boston Partners Global Long/Short Fund) between Registrant and Robeco Investment Management Inc.

(m)(16)	Plan of Distribution pursuant to Rule 12b-1 (Robeco Boston Partners Global Long/Short Fund — Investor Class)

(i)(2)	Consent of Counsel